As filed with the Securities and Exchange Commission on April 25, 2014

File No. 33-67538

File No. 811-07974

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 28

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 52

Farm Bureau Life Annuity Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue
West Des Moines, Iowa 50266
1-515-225-5400

(Address and Telephone Number of Principal Executive Office)

David A. McNeill, Esquire
5400 University Avenue
West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:
Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP

700 Sixth N.W., Suite 700
Washington, D.C. 20001-3987

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐           immediately upon filing pursuant to paragraph (b) of Rule 485;

☒         on April 25, 2014 pursuant to paragraph (b) of Rule 485;

☐           days after filing pursuant to paragraph (a) of Rule 485;

☐           on                           pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Contracts

Farm Bureau Life Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CONTRACT

PROSPECTUS
April 25, 2014

Farm Bureau Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for accumulation of Cash Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code. The Company has discontinued sales of the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

The Owner of a Contract ("you" or "your") may allocate premiums and Cash Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Farm Bureau Life Annuity Account (the "Account"), each of which invests in one of the following Investment Options:

American Century Investments

VP Capital Appreciation Fund

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

Calvert Variable Products, Inc.

Calvert VP Nasdaq-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth and Income Portfolio—Initial Share Class

VIF International Equity Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

Federated Insurance Series Fund

Federated Managed Tail Risk Fund II—Primary Shares (formerly Capital Appreciation Fund II)

Federated Managed Volatility Fund II

Federated Prime Money Fund II

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund—Class 2

Franklin Small Cap Value VIP Fund—Class 2

Franklin Small-Mid Cap Growth VIP Fund—Class 2

Franklin U.S. Government Securities VIP Fund—Class 2

Mutual Shares VIP Fund—Class 2

Templeton Growth VIP Fund—Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying summary prospectus or prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Cash Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown below. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. This Prospectus sets forth the information that a prospective investor should know before investing. A summary prospectus or prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
800-247-4170

(This page has been left blank intentionally.)

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The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

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DEFINITIONS

Account: Farm Bureau Life Annuity Account.

Annuitant: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Cash Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Cash Surrender Value: The Cash Value less any applicable surrender charge.

The Code: The Internal Revenue Code of 1986, as amended.

The Company ("we", "us" or "our"): Farm Bureau Life Insurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund or Portfolio: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

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Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or, when appropriate, by telephone—along with all forms, information and supporting legal documentation (including any required consents) that we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner ("you" or "your"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Cash Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive in good order at our Home Office.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Cash Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount surrendered)(1)	6%	6%
Transfer Processing Fee(2)	$25	$25

(1)  The surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) This amount is not cumulative from Contract Year to Contract Year. We may waive this charge under certain circumstances. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

(2)  We will not assess a transfer processing fee for the first transfer in each Contract Year, but we may assess a charge for each subsequent transfer during a Contract Year. We currently do not assess transfer processing fees for the first twelve transfers during a Contract Year, but may assess a charge of $25 for the thirteenth (13th) and each subsequent transfer during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$30	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.25%	1.25%
Total Separate Account Annual Expenses	1.25%	1.25%

(3)  We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2013. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.75%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2013. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they

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may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.35%

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The expense figures for the one year period in each example take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options. The expense figures for the three, five and ten year periods in each example do not take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$863	$1,336	$1,819	$3,402

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$772	$1,240	$1,720	$3,402

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$312	$954	$1,620	$3,402

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$708	$857	$1,002	$1,724

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2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$614	$757	$894	$1,724

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$147	$456	$787	$1,724

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge).")

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each Subaccount.

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SUMMARY OF THE CONTRACT

Issuance of a Contract. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

●  "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

●  "variable" because, to the extent Cash Value is attributable to the Account, Cash Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period. You have the right to return the Contract within 10 days after you receive it (certain states allow 20 days) (see "DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

●  premiums paid, or

●  the Cash Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum of $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT—Premiums.") Premiums greater than $250,000 are subject to company approval. We reserve the right to limit or restrict the amount of a premium payment as we deem appropriate.

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums").

●  The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

●  At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege").

●  The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

●  Only one transfer from the Declared Interest Option is allowed each Contract Year and must be for no more than 25% of the Cash Value in that option. If the Cash Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

●  The Company will not assess a transfer processing fee for the first transfer in each Contract Year, but may assess a charge for each subsequent transfer during a Contract Year.

●  The Company currently does not assess transfer processing fees for the first twelve transfers during a Contract Year, but may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

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Partial Surrender. You may surrender part of the Cash Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Surrenders and Surrenders—Partial Surrenders"). Certain partial surrenders may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Surrender or Surrender"). A partial surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Surrender. You may surrender your Contract upon Written Notice in good order on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Surrenders and Surrenders—Surrenders"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

Asset Allocation Program. You may elect to participate in the asset allocation program and allocate all of your premiums to one of the four (4) asset allocation model portfolios we make available under the program to assist you in selecting Investment Options (see "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

State Variations. Contracts issued in your state may provide different features and benefits from and impose different features and benefits from those described in this prospectus because of state law variations. These differences include, among other things, "free-look" rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of an Owner, and the maximum and current fees and charges for all Contract features and benefits are set forth in the "Fee Tables" section of this prospectus.

Death Benefit. We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date).

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Surrender or Surrender"). We deduct this charge from the amount surrendered.

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Contract Year in Which Surrender Occurs	Surrender Charge as a Percentage of Amount Surrendered
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.")

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS—Annual Administrative Charge").

Transfer Processing Fee. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.25% (approximately 0.86% for mortality risk and 0.39% for expense risk) (see "CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge").

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 5 titled "Annual Investment Option Operating Expenses" lists these fees.

Risk of An Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Cash Surrender Value distributed to you as follows:

●  under a payment option, or

●  in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS

The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

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THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

Farm Bureau Life Insurance Company

The Company was incorporated on October 30, 1944 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. At December 31, 2013, Iowa Farm Bureau Federation owned shares of various classes representing 71.4% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. We are admitted to do business in 18 states: Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

Iowa Farm Bureau Federation

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

Farm Bureau Life Annuity Account

On July 26, 1993, we established the Account pursuant to the laws of the State of Iowa. The Account:

●  will receive and invest premiums paid to it under the Contract;

●  will receive and invest premiums for other variable annuity contracts we issue;

●  is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. For example, we may transfer assets attributable to our investment in the Account or fees and charges that have been earned. All obligations arising under the Contracts are general corporate obligations of the Company.

The income, gains and losses (realized and unrealized) from the assets of the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to our other income, gains, or losses.

Investment Options

There are currently 37 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

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The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the summary prospectus or prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the summary prospectus or prospectus for each Investment Option by contacting us at our Home Office at 800-247-4170.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Capital Appreciation Fund	● This Fund seeks capital growth. This Fund pursues this objective by investing primarily in common stocks of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over time. The adviser will also consider the strength of a company's stock price relative to peer companies.
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.
VP Mid Cap Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies' value.
VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.
VP Value Fund	● This Fund seeks long-term growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

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Calvert Variable Products, Inc. Calvert Investment Management, Inc. serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. (formerly named Summit Investment Advisers, Inc.) serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Nasdaq-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class	● This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.
Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class	● This Portfolio seeks capital growth. The portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	● This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series Fund. Federated Global Investment Management Corp. serves as the investment adviser to the Federated Managed Tail Risk Fund II; Federated Equity Management Company of Pennsylvania serves as the investment adviser to the Federated Managed Volatility Fund II; and Federated Investment Management Company serves as the investment adviser to the Federated Prime Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Managed Tail Risk Fund II—Primary Shares (formerly Federated Capital Appreciation Fund II)	● The Fund's investment objective is capital appreciation. The Fund pursues its investment objective under normal market conditions through a diversified mix of investment exposure to various asset classes by investing in various underlying mutual funds, ETFs and affiliated funds that are not offered to the public. From time to time, the Fund may also invest in securities or other investments directly. The asset classes in which the Fund invests include both fixed income and equity but it is anticipated that the Fund will, in an effort to maximize return, have a greater exposure to equity investments. Additionally, in an attempt to limit downside risk, a volatility overlay strategy will be selectively employed during periods of historically high volatility, as measured by various market volatility measures such as the CBOE Volatility Index. It is anticipated that this volatility overlay will be achieved primarily through the use of index futures and/or options contracts (types of derivative instruments).

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Portfolio	Investment Objective(s) and Principal Investments
Federated Managed Volatility Fund II	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential-e.g., investment-grade debt issues, domestic noninvestment-grade debt securities (also known as "junk bonds" or "high-yield bonds") and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. To increase or decrease its exposure to foreign interest rate and/or currency markets, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's prospectus.
Federated Prime Money Fund II	● This money market mutual fund seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities. There can be no assurance that the Prime Money Fund II will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.
Federated Quality Bond Fund II—Primary Shares	● This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

Fidelity® Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.
Fidelity VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
Fidelity VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.
Fidelity VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.
Fidelity VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. securities, allocating investments across different countries and regions.

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Mid-Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund. Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate VIP Fund—Class 2(1)	● This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value VIP Fund—Class 2(2)	● This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

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Portfolio	Investment Objective(s) and Principal Investments
Franklin Small-Mid Cap Growth VIP Fund—Class 2(3)	● This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Securities VIP Fund—Class 2(4)	● This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.
Mutual Shares VIP Fund—Class 2(5)	● This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Templeton Growth VIP Fund—Class 2(6)	● This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

(1) Formerly named the Franklin Global Real Estate Securities Fund—Class 2

(2) Formerly named the Franklin Small Cap Value Securities Fund—Class 2

(3) Formerly named the Franklin Small-Mid Cap Growth Securities Fund—Class 2

(4) Formerly named the Franklin U.S. Government Fund—Class 2

(5) Formerly named the Mutual Shares Securities Fund—Class 2

(6) Formerly named the Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust. J.P. Morgan Investment Management, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $15 billion at the time of purchase.
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

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T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Mid-Cap Growth Portfolio	● This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the Russell MidCap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.
New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors the investment adviser believes will be the fastest growing. Fast-growing companies can be found across an array of industries in today's "new America". The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.
Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd. are the investment sub-advisers.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. This fund is subject to the unique risks of international investing, including currency fluctuation.

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The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.) We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or

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investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Cash Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Cash Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

●  operate the Account as a management investment company under the 1940 Act,

●  deregister the Account under that Act in the event such registration is no longer required, or

●  combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of FBL Marketing Services, LLC ("FBL Marketing"). Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums" for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We do not apply a maximum age for owners on the Contract Date.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

The Company no longer offers the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

Premiums

The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date. Premiums greater than $250,000 are subject to Company approval. We reserve the right to limit or restrict the amount of a premium payment as we deem appropriate.

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You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators.

Free-Look Period

We provide for an initial "free-look" period during which time you have the right to return the Contract within 10 days after you receive it. (If you reside in Idaho, North Dakota or Wisconsin, you are allowed to return the Contract within 20 days after you receive it. Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

●  premiums paid, or

●  the Cash Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All investment percentages must be in whole numbers.)

●  Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We also will allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

●  At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

●  We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

●  You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your

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allocation instructions will not alter the allocation of your existing Cash Value among the Subaccounts or the Declared Interest Option.

●  You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

●  You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program").

Because the Cash Value in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Cash Value

The variable Cash Value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial surrenders, transfers and charges assessed. The Company does not guarantee a minimum variable Cash Value, and, because your Contract's variable Cash Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Cash Value. Your Contract's variable Cash Value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

●  any premiums paid, and

●  any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

●  any amounts surrendered,

●  applicable charges assessed, and

●  any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of:

1.  the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.  the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

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3.  the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.  any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.  the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request (in good order) at our Home Office.

●  The minimum amount of each transfer is $100 or the entire amount in that Subaccount or the Declared Interest Option, if less.

●  Only one transfer from the Declared Interest Option is allowed each Contract Year and must be for no more than 25% of the Cash Value in that investment option.

●  If a transfer would reduce the Cash Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

●  The Company will not assess a transfer processing fee for the first transfer in each Contract Year, but may assess a charge for each subsequent transfer during a Contract Year.

●  The Company currently does not assess the transfer processing fees for the first twelve transfers during a Contract Year, but may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

●  We process transfers at the unit values next determined after we receive your request in good order at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

●  We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION—Transfers from Declared Interest Option.")

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the number of Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

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CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

Additional Limitations on Transfers. When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, asset rebalancing programs, or asset allocation program.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include requiring you to make your transfer requests in writing through the U.S. Postal Service and otherwise restricting telephone transfer privileges.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by

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operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies ("variable contracts"). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Owners.

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We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Partial Surrenders and Surrenders

Partial Surrenders. You may surrender part of the Cash Value upon Written Notice at any time before the Retirement Date.

●  The minimum amount which you may partially surrender is $500.

●  If your partial surrender reduces your Cash Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial surrender based on the net asset value next determined after we receive your Written Notice in good order at our Home Office. This means that if we receive your Written Notice for partial withdrawal in good order prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal in good order at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) You may elect to have any applicable surrender charge deducted from your remaining Cash Value or the amount partially surrendered. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

You may specify the amount of the partial surrender to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial surrender from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Cash Value on the date we receive your request at our Home Office.

Should your partial surrender result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the surrender and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial surrender, we will pay the Cash Surrender Value within seven days of receipt of your original Written Notice at our Home Office.

Surrender. You may fully surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your written request in good order and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract in good order prior to 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract in good order at or after 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Cash Surrender Value distributed to you as follows:

●  under a payment option, or

●  in a lump sum.

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Facsimile Requests. You may request a partial or complete surrender of your Contract via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial or complete surrender will be effective as of the end of the Valuation Period during which we receive the request in good order at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Surrender Restrictions. Your right to make partial surrenders and full surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. Pursuant to new tax regulations, we generally are required to confirm, with the plan sponsor or otherwise, that any surrender or partial withdrawal requested from a Contract issued in connection with a qualified plan under Section 403(b) of the Code comply with applicable tax requirements before we process the request. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS—Taxation of Annuities" and "—Taxation of Qualified Contracts."

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Contract's then-effective premium allocation instructions. The asset rebalancing program will transfer Cash Value from those Subaccounts that have increased in

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value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free transfers currently permitted during a Contract Year.

●  This feature cannot be utilized in combination with dollar cost averaging program.

●  If you elect to participate in the asset allocation program, then your Cash Value will automatically be rebalanced annually to maintain the Subaccounts and percentage for your selected asset allocation model.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of Written Notice at our Home Office.

●  This feature is considered in the twelve free transfers currently permitted during a Contract Year. All transfers made on the same date count as one transfer.

●  This feature is free and cannot be utilized in combination with the asset allocation, automatic rebalancing, or systematic withdrawal, programs.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals.

●  You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

●  You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

●  The minimum amount which you may withdraw is $100.

●  The maximum amount which you may withdraw is that which would leave the remaining Cash Value equal to $2,000.

●  After the first Contract Year, you may annually withdraw a maximum of 10% of Cash Value without incurring a surrender charge. (Current Company practice allows a 10% free

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withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge."

●  Withdrawals in excess of 10% of Cash Value as of the most recent Contract Anniversary are subject to a surrender charge.

●  Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

●  You may change the amount and frequency upon written request to our Home Office.

●  This feature cannot be utilized in combination with dollar cost averaging program.

We may terminate the automatic rebalancing, dollar cost averaging and systematic withdrawal privileges at any time.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Contract. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service we make available to assist you in selecting Investment Options under your Contract. You may elect to allocate all of your premiums to one of the model portfolios of the asset allocation program. If you elect to participate in the asset allocation program at any time after the issuance of the Contract, we will reallocate your Cash Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the unit values for the Subaccounts calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the unit values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Cash Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment advisor, and will have an advisory relationship with each Owner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs

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for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of premium and Cash Value allocated to each Investment Option.

There are currently (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Cash Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Cash Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Cash Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. FIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Contract.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Owners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Owners who wish to revise their

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respective investment allocations based on the changes to the model portfolios do not need to take any action. Owners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Cash Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment advisor to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives. FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment advisor for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment advisor and are not providing any investment advice in making the asset allocation program available under the Contract.

If you elect to participate in the asset allocation program:

●  You can participate in the systematic withdrawal program.

●  You can surrender all or part of your Cash Value.

●  You cannot also elect to participate in the dollar cost averaging program.

We may terminate or alter the asset allocation program at any time.

Death Benefit Before the Retirement Date

If an Annuitant (who must always be the Owner) dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary, which is equal to the greater of:

●  premiums paid, less any partial surrenders (including applicable surrender charges), or

●  the Cash Value.

In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the

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distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value.

We will pay the death benefit to the Beneficiary in a lump sum unless the Owner or Beneficiary elects a payment option.

There is no death benefit payable if the Owner dies after the Retirement Date.

We are required, by federal tax law applicable to Non-Qualified Contracts, to distribute the Cash Value to the Beneficiary within five years of the deceased Owner's death. This requirement is considered satisfied if proceeds are distributed over the life of the Beneficiary (or a period not exceeding the life expectancy of the Beneficiary), provided they begin within one year of the Owner's death. However, if the deceased Owner's spouse is the designated Beneficiary, he or she may continue the Contract as the new Owner.

Note: The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. You should consult a tax advisor for more information on this subject.

If the Owner dies on or after the Retirement Date, any remaining payments will be distributed under the payment option in effect on the Owner's date of death.

Other rules may apply to a Qualified Contract.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. There is no charge for this rider.

If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

a)  is the Cash Value; and

b)  is the sum of all premium payments less the sum of all partial surrender reductions (described below).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

A partial surrender reduction is equal to a) multiplied by the ratio of b) divided by c) where:

a)  is the death benefit immediately prior to partial surrender;

b)  is the amount of the partial surrender; and

c)  is the Cash Value immediately prior to partial surrender.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Cash Value being less than the premium payments received minus any partial surrender reductions will result in no Incremental Death Benefit being paid.

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Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Incremental Cash Value	Gain	Death Benefit	Death Benefit
5/1/2014	$100,000	$100,000	$0	$100,000	$0
5/1/2034	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2034, and there were no partial surrenders made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Please call 800-247-4170 to make such changes.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Annuitant to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date may be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity payment option with payments guaranteed for ten years, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Cash Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value on the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

●  we must receive Written Notice at the Home Office at least 30 days before the current Retirement Date;

●  the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

●  the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.

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Payments

We will usually pay any surrender, partial surrender or death benefit within seven days of receipt of a written request in good order at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

●  the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

●  the SEC permits by an order the postponement for the protection of Owners; or

●  the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

If, under SEC rules, the Federated Prime Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received in good order.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial and complete surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about your account to government regulators.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Contract.

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Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

●  necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

●  necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

●  necessary to reflect a change in the operation of the Account; or

●  the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Cash Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, partial surrenders taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Cash Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in the state of Utah.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

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The portion of your Cash Value allocated to the Declared Interest Option (the "Declared Interest Option cash value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Cash Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option cash value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option cash value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option cash value.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option cash value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option cash value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Cash Value. The Declared Interest Option cash value is equal to:

●  amounts allocated and transferred to the Declared Interest Option, plus

●  interest credited, less

●  amounts deducted, transferred or surrendered.

Transfers from Declared Interest Option

Only one transfer from the Declared Interest Option is allowed to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option cash value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

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CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Surrender or Surrender. We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract Years.

Contract Year in Which Surrender Occurs	Charge as Percentage of Amount Surrendered
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Cash Value in determining the Cash Surrender Value. For a partial surrender, the surrender charge may, at the election of the Owner, be deducted from the Cash Value remaining after the amount requested is withdrawn or from the amount of the surrender requested.

Amounts Not Subject to Surrender Charge. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Cash Value without incurring a surrender charge (the "10% withdrawal privilege"). (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) Under the 10% withdrawal privilege, you may receive up to 10% of the Cash Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Cash Value each withdrawal represents on your most recent Contract Anniversary. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

Surrender Charge at the Retirement Date. We may assess a surrender charge against your Cash Value at the Retirement Date. We do not apply a surrender charge if you elect to receive payment option 1 or a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may partially or completely surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

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Annual Administrative Charge

We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We deduct this charge from your Cash Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. We do not assess this charge during the annuity payment period.

Transfer Processing Fee

We currently do not assess the transfer processing fees for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.25% (daily rate of 0.0034035%) (approximately 0.86% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Cash Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

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PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. You may choose a lump sum payment under a Living Tradition AccountTM ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA. Any interest paid on proceeds held in the LTA are currently taxable.

Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Cash Surrender Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial surrender you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The payment option agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period

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will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1, 2 and 4 may not satisfy the minimum required distributions rules for Qualified Contracts. Please consult a tax advisor.

Description of Payment Options

Option 1—Interest Income. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Term. The proceeds are paid in equal installments for a fixed number of years.

Option 3—Life Income Option With Term Certain. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

Option 4—Income for Fixed Amount. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint and Two-Thirds to Survivor Monthly Life Income. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

Option 6—Joint and One-Half to Surviving Spouse. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

Option 7—Joint and 100% to Survivor Monthly Life Income Option. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

Alternate Payment Options:

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under the option in effect, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a payment option upon receipt of your Written Notice at our Home Office.

We have provided a brief description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

●  the form and duration of the payment option chosen;

●  the payee's age and sex;

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●  the amount of proceeds applied to purchase the fixed annuity payments; and

●  the applicable annuity purchase rate.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

●  the total proceeds would be less than $2,000;

●  the amount of each payment would be less than $20; or

●  the payee is an assignee, estate, trustee, partnership, corporation or association.

Under Option 1, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 3 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

●  the dollar amount of proceeds being applied to a payment option;

●  the payment option selected;

●  the age and sex of the Annuitant; and

●  the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "Variable Payment Options—Transfer of Annuity Units" below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

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The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)  is the annuity unit value for the immediately preceding Valuation Period;

(b)  is the net investment factor for that Valuation Period (described below); and

(c)  is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)  is the net result of:

1.  the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.  the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.  the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.  any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y)  is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)  is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

●  refuse the election of a payment option if total proceeds are less than $5,000;

●  refuse to make payments of less than $50 each; or

●  make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in good order. This means that if we receive your written or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m.

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central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders. Upon Written Notice, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial surrenders of the dollar amounts allocated to a payment option. The surrender value is equal to:

(a)  the commuted value of remaining payments in a payment option; MINUS

(b)  a commutation fee that varies by year since the effective date.

The commuted value is the present value of the remaining stream of payments in a payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in good order. This means that if we receive your Written Notice to surrender in good order prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender in good order at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

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The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

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FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

●  purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

●  receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Cash Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. The Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account asses may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance

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in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

●  if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

●  if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Note: The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Cash Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

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Non-Natural Owner. A non-natural Owner of an annuity Contract (such as a corporation or a trust) generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

●  the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

●  the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

●  the Contract is issued in connection with certain Qualified Plans;

●  the Contract is purchased by an employer upon the termination of certain Qualified Plans;

●  the Contract is used in connection with a structured settlement agreement; or

●  the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial and Complete Surrenders. Under Section 72(e) of the Code, if a partial surrender is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial surrender is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Cash Value immediately before the partial surrender exceeds the investment in the Contract at that time. Any additional amount surrendered is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

●  if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

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●  if distributed under a payment option, they are taxed in the same way as annuity payments. For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

●  made on or after the taxpayer reaches age 59 1/2;

●  made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

●  attributable to the taxpayer becoming disabled;

●  as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

●  made under certain annuities issued in connection with structured settlement agreements;

●  made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

●  any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

●  a transfer of ownership of a Contract,

●  the designation of an Annuitant, payee or other Beneficiary who is not also the Owner,

●  the selection of certain Retirement Dates, or

●  the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.

48

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.

Multiple Contracts

All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

●  contributions in excess of specified limits;

●  distributions prior to age 59 1/2 (subject to certain exceptions);

●  distributions that do not conform to specified commencement and minimum distribution rules; and

●  other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan

49

participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime.

If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Please consult your tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation included in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the Performance Enhanced Death Benefit or Incremental Death Benefit Rider in the Contract comport with IRA qualification requirements. The value of such death benefits may need to be considered in calculating minimum required distributions. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be

50

made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

●  before age 59 1/2 (subject to certain exceptions), or

●  during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

●  elective contributions made in years beginning after December 31, 1988;

●  earnings on those contributions; and

●  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

●  death of the employee,

●  attainment of age 59 1/2,

●  severance of employment,

●  disability, or

●  financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

If your Contract was issued in connection with a qualified plan under Section 403(b) of the Code, we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Death Benefits. The Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because this death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement or distribution of benefits (including minimum distribution rules) may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

51

Possible Charge for the Company's Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Federal Estate, Gift, and Generation Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Under certain circumstances, the Code may impose a generation skipping transfer tax ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.

Annuity Purchases by Residents of Puerto Rico. In Rev. Rul.2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will

52

generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchases (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, FBL Marketing Services, LLC ("FBL Marketing") for the distribution, sale and servicing of the Contracts. FBL Marketing sold and services the Contracts through its registered representatives.

FBL Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund, Mutual Shares VIP Fund and Templeton Growth VIP Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose.

We pay commissions to FBL Marketing for the sale of the Contracts by its registered representatives. The maximum commissions payable for Contract sales will be 4% of the premiums paid under a Contract during each Contract Year. Managers of FBL Marketing's registered representatives may also receive commission overrides of up to 25% of the registered representatives' commissions.

FBL Marketing passes through all commissions it receives to its registered representatives and does not retain any commissions as distributor for the Contracts. However, under the distribution agreement with FBL Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."

To cover costs and expenses associated with facilitating Contract sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

Because registered representatives of FBL Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits, financing arrangements such as loans and advances, and non-cash compensation items that we may provide jointly with FBL Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, FBL Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. FBL Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts,

53

including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

We have discontinued new sales of the Contracts to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of FBL Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Cash Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Cash Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted

54

upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The audited consolidated balance sheets of the Company as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2013 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-07974

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APPENDIX A

Condensed Financial Information

The Account commenced operations on December 13, 1993; however, no premiums were received until January 3, 1994. Except where otherwise noted, the information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Inflation Protection Bond Fund(1)
2006	$10.000000	$10.177541	3,706.896452
2007	$10.177541	$11.024132	44,012.226361
2008	$11.024132	$10.748284	114,277.710837
2009	$10.748284	$11.726039	74,574.265389
2010	$11.726039	$12.203191	90,032.719811
2011	$12.203191	$13.511382	43,827.601793
2012	$13.511382	$14.351628	78,191.789537
2013	$14.351628	$13.009706	55,679.448847
American Century VP Mid Cap Value Fund(1)
2006	$10.000000	$11.519181	11,143.478258
2007	$11.519181	$11.113469	75,065.615014
2008	$11.113469	$8.303738	80,014.488794
2009	$8.303738	$10.657731	76,757.584014
2010	$10.657731	$12.552416	63,868.267213
2011	$12.552416	$12.313327	57,561.279639
2012	$12.313327	$14.147246	44,917.181925
2013	$14.147246	$18.182331	40,704.291473
American Century VP Ultra Fund
2004	$10.284170	$11.241774	163,290.213083
2005	$11.241774	$11.343728	201,597.920280
2006	$11.343728	$10.836955	225,319.639244
2007	$10.836955	$12.952888	211,795.329384
2008	$12.952888	$7.485198	202,862.454945
2009	$7.485198	$9.942483	195,391.756443
2010	$9.942483	$11.398087	170,940.813191
2011	$11.398087	$11.378978	142,039.027077
2012	$11.378978	$12.803428	123,623.921477
2013	$12.803428	$17.335546	110,303.092298

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Value Fund(1)
2006	$10.000000	$11.450530	7,028.908805
2007	$11.450530	$10.726836	43,122.895805
2008	$10.726836	$7.757385	56,588.737498
2009	$7.757385	$9.183642	51,267.575081
2010	$9.183642	$10.286897	56,993.467162
2011	$10.286897	$10.264510	48,202.703108
2012	$10.264510	$11.615443	302,412.653446
2013	$11.615443	$15.113164	288,572.457261
American Century VP Vista Fund(2)
2004	$11.298745	$12.902780	137,087.098324
2005	$12.902780	$13.781495	204,304.728934
2006	$13.781495	$14.839514	249,982.625024
2007	$14.839514	$20.488517	287,030.843176
2008	$20.488517	$10.395278	282,173.225466
2009	$10.395278	$12.574024	280,986.975331
2010	$12.574024	$15.383850	251,728.766794
2011	$15.383850	$13.995952	198,730.852913
2012	$13.995952	$15.981695	166,751.615940
2013	$15.981695	$20.549290	155,449.899149
Calvert VP Nasdaq-100 Index Portfolio(3)
2004	$12.359273	$13.438085	353,670.013401
2005	$13.438085	$13.444744	420,790.026477
2006	$13.444744	$14.165022	428,480.535351
2007	$14.165022	$16.578963	407,469.409367
2008	$16.578963	$9.512567	382,384.624272
2009	$9.512567	$14.424342	383,213.086640
2010	$14.424342	$17.038568	332,401.815481
2011	$17.038568	$17.338310	293,789.879247
2012	$17.338310	$20.141682	255,958.105771
2013	$20.141682	$27.068428	229,619.396861

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Calvert VP Russell 2000 Small Cap Index Portfolio(4)
2004	$13.788526	$16.030299	283,079.674665
2005	$16.030299	$16.469199	423,314.011249
2006	$16.469199	$19.132157	478,548.455931
2007	$19.132157	$18.479016	520,416.152540
2008	$18.479016	$12.052453	507,042.845585
2009	$12.052453	$15.022537	468,141.964259
2010	$15.022537	$18.706480	392,202.621889
2011	$18.706480	$17.575575	335,385.283049
2012	$17.575575	$20.049449	291,175.860677
2013	$20.049449	$27.308689	259,144.649274
Calvert VP S&P MidCap 400 Index Portfolio(5)
2004	$13.332427	$15.244220	362,109.545747
2005	$15.244220	$16.856168	503,542.404491
2006	$16.856168	$18.268563	579,534.574563
2007	$18.268563	$19.374652	567,364.639479
2008	$19.374652	$12.125260	516,526.869252
2009	$12.125260	$16.333059	473,280.002013
2010	$16.333059	$20.322123	402,895.238020
2011	$20.322123	$19.625106	354,745.636647
2012	$19.625106	$22.737414	303,566.033988
2013	$22.737414	$29.831258	279,168.147423
Dreyfus Variable Investment Fund Appreciation Portfolio—Initial Share Class
2004	$10.379911	$10.768764	162,843.653236
2005	$10.768764	$11.101644	232,766.972416
2006	$11.101644	$12.772676	291,949.934928
2007	$12.772676	$13.514281	425,765.074530
2008	$13.514281	$9.402425	451,573.761402
2009	$9.402425	$11.381419	363,398.865121
2010	$11.381419	$12.961770	381,036.111681
2011	$12.961770	$13.958020	321,666.578800
2012	$13.958020	$15.223423	412,508.585509
2013	$15.223423	$18.209454	380,701.360182

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Dreyfus Variable Investment Fund Growth and Income Portfolio—Initial Share Class
2004	$9.875674	$10.481966	122,297.675102
2005	$10.481966	$10.699922	146,426.259602
2006	$10.699922	$12.102827	141,762.822411
2007	$12.102827	$12.962535	139,656.177891
2008	$12.962535	$7.627877	127,773.567487
2009	$7.627877	$9.702514	128,048.077096
2010	$9.702514	$11.364919	121,259.209058
2011	$11.364919	$10.912427	104,289.240229
2012	$10.912427	$12.725864	90,736.746718
2013	$12.725864	$17.193779	79,918.882346
Dreyfus Variable Investment Fund International Equity Portfolio—Initial Share Class
2004	$12.712747	$15.642764	58,548.993859
2005	$15.642764	$17.730345	109,579.695704
2006	$17.730345	$21.596855	290,848.762238
2007	$21.596855	$24.982450	561,140.012620
2008	$24.982450	$14.254863	601,360.904928
2009	$14.254863	$17.637231	685,458.187247
2010	$17.637231	$19.164942	716,087.660120
2011	$19.164942	$16.150692	481,583.351976
2012	$16.150692	$19.645366	219,884.055421
2013	$19.645366	$22.845339	191,663.879960
Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio—Initial Share Class(6)
2004	$11.702012	$12.869112	216,037.980008
2005	$12.869112	$13.448538	278,594.922321
2006	$13.448538	$13.784928	304,073.858326
2007	$13.784928	$12.107317	285,099.775902
2008	$12.107317	$7.462336	261,543.233239
2009	$7.462336	$9.289156	272,565.436511
2010	$9.289156	$12.031887	249,871.925513
2011	$12.031887	$10.239265	204,336.518782
2012	$10.239265	$12.192824	173,855.741498
2013	$12.192824	$17.891255	165,481.122551

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Dreyfus Socially Responsible Growth Fund—Service Share Class
2004	$9.255543	$9.684021	43,959.901006
2005	$9.684021	$9.885311	59,040.691124
2006	$9.885311	$10.638703	64,382.401444
2007	$10.638703	$11.294492	66,306.163775
2008	$11.294492	$7.296701	61,033.923402
2009	$7.296701	$9.617013	60,062.467300
2010	$9.617013	$10.878845	58,694.015981
2011	$10.878845	$10.816147	51,313.663850
2012	$10.816147	$11.932157	46,886.830963
2013	$11.932157	$15.793002	45,660.997465
Federated Managed Tail Risk Fund II—Primary Shares(7)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.338942	3,841,509.508108
2012	$9.338942	$10.161990	3,052,229.801538
2013	$10.161990	$11.688310	2,562,984.566256
Federated Managed Volatility Fund II—Primary Shares(7)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.941122	2,788,765.497778
2012	$9.941122	$11.148842	2,508,811.342547
2013	$11.148842	$13.406264	2,229,326.101772
Federated Prime Money Fund II—Primary Shares(7)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.942983	521,951.376883
2012	$9.942983	$9.819555	349,263.154080
2013	$9.819555	$9.698319	231,179.119401
Federated Quality Bond Fund II—Primary Shares(7)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.806711	3,515,952.473221
2012	$9.806711	$10.627239	3,097,873.278147
2013	$10.627239	$10.604771	2,888,116.289228
Fidelity VIP Contrafund Portfolio—Initial Class
2004	$10.427766	$11.893682	1,185,002.185467
2005	$11.893682	$13.738017	1,519,977.558101
2006	$13.738017	$15.160165	2,002,617.710106
2007	$15.160165	$17.607527	2,389,473.057738
2008	$17.607527	$9.995685	2,406,018.076656
2009	$9.995685	$13.398471	2,154,343.176058
2010	$13.398471	$15.510065	1,872,805.130013
2011	$15.510065	$14.933878	1,563,909.359614
2012	$14.933878	$17.171136	1,438,077.004590
2013	$17.171136	$22.267078	1,366,151.592000

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Growth Portfolio—Initial Class
2004	$8.117079	$8.287473	1,973,637.961155
2005	$8.287473	$8.660262	1,912,086.397287
2006	$8.660262	$9.140059	1,751,825.972373
2007	$9.140059	$11.462111	1,532,378.193419
2008	$11.462111	$5.979830	1,412,718.104025
2009	$5.979830	$7.577079	1,331,537.370292
2010	$7.577079	$9.292009	1,212,953.728388
2011	$9.292009	$9.197268	1,087,524.143489
2012	$9.197268	$10.418161	959,245.500660
2013	$10.418161	$14.030284	836,057.099416
Fidelity VIP Growth & Income Portfolio—Initial Class
2004	$8.828510	$9.224800	716,956.737998
2005	$9.224800	$9.807161	670,368.036736
2006	$9.807161	$10.963696	593,053.155146
2007	$10.963696	$12.141095	566,302.522982
2008	$12.141095	$6.989864	525,168.897108
2009	$6.989864	$8.781941	485,584.358005
2010	$8.781941	$9.962261	433,315.850102
2011	$9.962261	$9.999108	376,258.019139
2012	$9.999108	$11.709360	322,680.528910
2013	$11.709360	$15.447986	281,521.194110
Fidelity VIP High Income Portfolio—Service Class 2
2004	$13.091299	$14.143074	154,734.492966
2005	$14.143074	$14.292055	226,889.475308
2006	$14.292055	$15.673192	265,007.932198
2007	$15.673192	$15.872152	307,939.348945
2008	$15.872152	$11.733167	271,652.546710
2009	$11.733167	$16.628025	253,097.137622
2010	$16.628025	$18.669209	230,242.908564
2011	$18.669209	$19.125065	184,060.020925
2012	$19.125065	$21.528047	358,036.579677
2013	$21.528047	$22.474219	338,244.392328

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Index 500 Portfolio—Initial Class
2004	$8.340797	$9.112364	1,692,409.295722
2005	$9.112364	$9.434422	1,865,526.577104
2006	$9.434422	$10.784830	1,822,012.970761
2007	$10.784830	$11.230563	1,834,632.129920
2008	$11.230563	$6.987473	1,728,706.905923
2009	$6.987473	$8.737609	1,591,458.497461
2010	$8.737609	$9.925267	1,361,832.714939
2011	$9.925267	$10.004145	1,158,800.453133
2012	$10.004145	$11.453321	990,987.010847
2013	$11.453321	$14.960625	889,446.853161
Fidelity VIP MidCap Portfolio—Service Class 2
2004	$12.861559	$15.836592	331,870.957971
2005	$15.836592	$18.461440	509,579.775591
2006	$18.461440	$20.498366	704,698.624633
2007	$20.498366	$23.351093	789,192.121989
2008	$23.351093	$13.927381	744,248.470170
2009	$13.927381	$19.225323	677,644.337858
2010	$19.225323	$24.412742	615,649.332205
2011	$24.412742	$21.496580	464,976.076222
2012	$21.496580	$24.323361	411,321.416088
2013	$24.323361	$32.643955	441,055.104769
Fidelity VIP Overseas Portfolio—Initial Class
2004	$9.087609	$10.199563	452,674.491322
2005	$10.199563	$11.993411	497,328.561330
2006	$11.993411	$13.989529	586,756.103786
2007	$13.989529	$16.210242	651,752.032688
2008	$16.210242	$8.995752	635,573.137244
2009	$8.995752	$11.242416	604,055.850522
2010	$11.242416	$12.558125	534,793.941631
2011	$12.558125	$10.275458	442,058.217193
2012	$10.275458	$12.253932	373,466.418688
2013	$12.253932	$15.787669	335,953.337104

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Franklin Global Real Estate VIP Fund—Class 2(8)
2004	$12.267727	$15.972053	214,840.246852
2005	$15.972053	$17.902692	499,738.099639
2006	$17.902692	$21.325451	666,118.622711
2007	$21.325451	$16.665563	584,613.850259
2008	$16.665563	$9.481326	481,645.814143
2009	$9.481326	$11.152137	490,683.826060
2010	$11.152137	$13.324443	408,425.176271
2011	$13.324443	$12.418148	387,804.479231
2012	$12.418148	$15.628078	333,277.360015
2013	$15.628078	$15.792315	301,411.673153
Franklin Small-Mid Cap Growth VIP Fund—Class 2(9)
2004	$11.036212	$12.151351	140,340.183610
2005	$12.151351	$12.576689	178,905.450513
2006	$12.576689	$13.503004	323,784.850888
2007	$13.503004	$14.835374	489,546.367774
2008	$14.835374	$8.425032	540,490.149253
2009	$8.425032	$11.948034	339,250.292962
2010	$11.948034	$15.059876	290,258.301030
2011	$15.059876	$14.157381	246,055.532574
2012	$14.157381	$15.499614	315,139.917266
2013	$15.499614	$21.152071	248,270.030112
Franklin Small Cap Value VIP Fund—Class 2(10)
2004	$13.390742	$16.367694	134,463.261212
2005	$16.367694	$17.584590	196,370.385184
2006	$17.584590	$20.320106	351,872.611298
2007	$20.320106	$19.590174	458,916.899769
2008	$19.590174	$12.960457	448,159.877511
2009	$12.960457	$16.532169	542,687.733431
2010	$16.532169	$20.934983	498,530.510185
2011	$20.934983	$19.902683	395,367.569156
2012	$19.902683	$23.271474	243,441.601582
2013	$23.271474	$31.317369	214,915.273548

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Franklin U.S. Government Securities VIP Fund—Class 2(11)
2004	$10.826393	$11.064167	309,027.256321
2005	$11.064167	$11.190813	378,068.420641
2006	$11.190813	$11.497290	625,037.631811
2007	$11.497290	$12.105257	1,069,377.033173
2008	$12.105257	$12.863130	1,097,849.293898
2009	$12.863130	$13.097783	879,223.020837
2010	$13.097783	$13.620028	830,376.570976
2011	$13.620028	$14.216891	802,274.974686
2012	$14.216891	$14.305636	713,453.253314
2013	$14.305636	$13.812722	639,827.569032
Mutual Shares VIP Fund—Class 2(12)
2004	$11.272950	$12.540621	148,443.929345
2005	$12.540621	$13.694013	204,656.918882
2006	$13.694013	$16.013128	284,057.284559
2007	$16.013128	$16.364979	311,541.851054
2008	$16.364979	$10.163732	297,085.788362
2009	$10.163732	$12.653788	289,770.960472
2010	$12.653788	$13.895663	239,375.379752
2011	$13.895663	$13.582892	197,606.752662
2012	$13.582892	$15.325929	158,693.893346
2013	$15.325929	$19.415976	316,609.721973
JPMorgan Insurance Trust Mid-Cap Value Portfolio—Class 1
2004	$13.733442	$16.421815	187,385.081983
2005	$16.421815	$17.714743	291,410.292253
2006	$17.714743	$20.445009	322,931.995641
2007	$20.445009	$20.686744	325,245.953121
2008	$20.686744	$13.646146	294,659.539871
2009	$13.646146	$17.073713	276,109.147315
2010	$17.073713	$20.817411	246,852.256799
2011	$20.817411	$21.008298	221,705.566412
2012	$21.008298	$24.978747	350,887.141840
2013	$24.978747	$32.642834	285,692.465075

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1(13)
2004	$11.934221	$14.991059	85,462.569842
2005	$14.991059	$15.312765	160,211.008443
2006	$15.312765	$17.396004	282,609.569644
2007	$17.396004	$16.205523	347,216.975069
2008	$16.205523	$10.886195	311,889.148250
2009	$10.886195	$13.178984	255,762.949121
2010	$13.178984	$16.546539	218,567.112466
2011	$16.546539	$15.565109	191,176.121922
2012	$15.565109	$18.406195	174,892.244292
2013	$18.406195	$25.871601	148,509.461747
T. Rowe Price Equity Income Portfolio
2004	$11.231309	$12.748144	574,473.310409
2005	$12.748144	$13.085118	906,438.077176
2006	$13.085118	$15.377117	1,314,359.796128
2007	$15.377117	$15.682144	1,864,274.542969
2008	$15.682144	$9.894865	1,980,696.035896
2009	$9.894865	$12.274843	1,752,221.671319
2010	$12.274843	$13.943001	1,484,755.000920
2011	$13.943001	$13.674468	1,370,288.845628
2012	$13.674468	$15.821860	1,099,834.586609
2013	$15.821860	$20.273013	836,024.940181
T. Rowe Price International Stock Portfolio
2004	$8.191659	$9.204962	269,908.101991
2005	$9.204962	$10.550069	294,603.302743
2006	$10.550069	$12.411702	326,525.824172
2007	$12.411702	$13.856783	341,088.754989
2008	$13.856783	$7.019234	327,147.189626
2009	$7.019234	$10.565909	344,519.480929
2010	$10.565909	$11.942925	308,653.331558
2011	$11.942925	$10.282743	607,984.333830
2012	$10.282743	$12.028491	642,526.502862
2013	$12.028491	$13.549903	606,581.684937

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
T. Rowe Price Mid-Cap Growth Portfolio
2004	$12.922058	$15.104595	732,302.967766
2005	$15.104595	$17.118449	717,847.485985
2006	$17.118449	$18.031233	657,831.466169
2007	$18.031233	$20.928760	585,594.190323
2008	$20.928760	$12.451169	504,271.996085
2009	$12.451169	$17.912644	447,857.433146
2010	$17.912644	$22.665205	396,695.476162
2011	$22.665205	$22.104006	357,224.153985
2012	$22.104006	$24.864875	312,639.297219
2013	$24.864875	$33.573392	276,943.126200
T. Rowe Price New America Growth Portfolio
2004	$7.754698	$8.492827	557,630.338495
2005	$8.492827	$8.763680	589,610.576172
2006	$8.763680	$9.290899	576,826.478590
2007	$9.290899	$10.440506	542,791.517689
2008	$10.440506	$6.367504	514,239.642259
2009	$6.367504	$9.419643	960,256.346792
2010	$9.419643	$11.130706	875,421.314121
2011	$11.130706	$10.877026	765,880.015120
2012	$10.877026	$12.152296	338,564.420275
2013	$12.152296	$16.566463	279,330.030986
T. Rowe Price Personal Strategy Balanced Portfolio
2004	$11.522164	$12.836993	1,088,257.565579
2005	$12.836993	$13.494333	1,264,865.844476
2006	$13.494333	$14.909043	1,353,889.340528
2007	$14.909043	$15.845434	1,365,861.536495
2008	$15.845434	$10.972450	1,257,519.601034
2009	$10.972450	$14.319155	1,131,924.282301
2010	$14.319155	$16.080741	916,962.815191
2011	$16.080741	$15.832613	811,906.393568
2012	$15.832613	$18.005414	728,531.218212
2013	$18.005414	$20.972637	634,016.569251

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Templeton Growth VIP Fund(14)
2004	$11.361998	$13.020637	185,608.768414
2005	$13.020637	$14.000335	295,211.863926
2006	$14.000335	$16.845890	353,756.939404
2007	$16.845890	$17.027965	393,733.342110
2008	$17.027965	$9.698293	362,680.617244
2009	$9.698293	$12.558504	595,793.053164
2010	$12.558504	$13.318896	454,712.549688
2011	$13.318896	$12.239030	242,070.912331
2012	$12.239030	$14.634840	205,431.412630
2013	$14.634840	$18.910649	183,088.206554

(1)  Available May 1, 2006.

(2)  Effective April 25, 2014, the American Century VP Vista Fund merged into the American Century VP Capital Appreciation Fund.

(3)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit Nasdaq-100® Index Portfolio prior to the date of the name change of the Summit Nasdaq-100® Index Portfolio to Calvert VP Nasdaq-100® Index Portfolio, which occurred on or about April 30, 2010.

(4)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit Russell 2000® Small Cap Index Portfolio prior to the date of the name change of the Summit Russell 2000® Small Cap Index Portfolio to Calvert VP Russell 2000® Small Cap Index Portfolio, which occurred on or about April 30, 2010.

(5)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit S&P MidCap 400® Index Portfolio prior to the date of the name change of the Summit S&P MidCap 400® Index Portfolio to Calvert VP S&P MidCap 400® Index Portfolio, which occurred on or about April 30, 2010.

(6)  The Accumulation Unit Value information is based upon the subaccount's investment in the Dreyfus VIF* Developing Leaders Portfolio prior to the date of the name change of the Dreyfus VIF* Developing Leaders Portfolio to Dreyfus VIF* Opportunistic Small Cap Portfolio, which occurred on or about April 19, 2010.

(7)  Available for allocations of premiums or Accumulated Value effective July 15, 2011.

(8)  Formerly named the Franklin Global Real Estate Securities Fund—Class 2

(9)  Formerly named the Franklin Small-Mid Cap Growth Securities Fund—Class 2

(10)  Formerly named the Franklin Small Cap Value Securities Fund—Class 2

(11)  Formerly named the Franklin U.S. Government Fund—Class 2

(12)  Formerly named the Mutual Shares Securities Fund—Class 2

(13)  The Accumulation Unit Value information for the periods noted is based upon the subaccount's investment in the Small Company Portfolio prior to the date of the merger of the Small Company Portfolio with the Small Cap Core Portfolio, which merger occurred on or about April 25, 2009.

(14)  Formerly named the Templeton Growth Securities Fund—Class 2

APPENDIX B

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.05%, 6.10%, 9.05%, and 12.00%. Net of all expenses, these constant returns are: -2.10%, 0.95%, 4.00%, 6.95%, and 9.90%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.85% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.25% of the illustrated Subaccount's average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on a hypothetical supplemental agreement and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and the life of the payee. See the Prospectus section titled "PAYMENT OPTIONS—Election of Payment Options and Annuity Payments."

Assumptions on Which the Hypothetical Supplemental Agreement and Contract are Based. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

●  The hypothetical Contract is a Non-Qualified Contract;

●  The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract;

●  The proceeds applied under the agreement represent the entire Cash Surrender Value of the Contract and are allocated to a single Subaccount;

●  The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.05%, 6.10%, 9.05%, and 12.00%

●  Assumed Interest Rate is 4% per year;

●  The payee elects to receive monthly variable annuity payments; and

●  The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000.

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

Assumed Interest Rate. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

●  the amount of proceeds applied;

●  the annuity payment option selected;

●  the annuity purchase rates in the supplemental agreement on the effective date;

●  the Assumed Interest Rate under the supplemental agreement on the effective date;

●  the age of the payee; and

●  in most cases, the sex of the payee.

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.10% Net	3.05% Gross 0.95% Net	6.10% Gross 4.00% Net	9.05% Gross 6.95% Net	12.00% Gross 9.90% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	941	971	1,000	1,028	1,057
3	886	942	1,000	1,058	1,117
4	834	915	1,000	1,088	1,180
5	785	888	1,000	1,118	1,247
6	739	862	1,000	1,150	1,318
7	696	836	1,000	1,183	1,392
8	655	812	1,000	1,216	1,471
9	617	788	1,000	1,251	1,555
10	580	765	1,000	1,286	1,643
11	546	743	1,000	1,323	1,736
12	514	721	1,000	1,360	1,835
13	484	700	1,000	1,399	1,939
14	456	679	1,000	1,439	2,049
15	429	659	1,000	1,479	2,165
16	404	640	1,000	1,521	2,288
17	380	621	1,000	1,564	2,418
18	358	603	1,000	1,609	2,555
19	337	585	1,000	1,654	2,700
20	317	568	1,000	1,701	2,853
21	299	551	1,000	1,750	3,015
22	281	535	1,000	1,799	3,186
23	265	520	1,000	1,850	3,367
24	249	504	1,000	1,903	3,558
25	234	489	1,000	1,957	3,760

STATEMENT OF ADDITIONAL INFORMATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

STATEMENT OF ADDITIONAL INFORMATION

FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue
West Des Moines, Iowa 50266
1-800-247-4170

FARM BUREAU LIFE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling us at our address or toll-free number shown above.

April 25, 2014

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premium actually paid would have purchased at the correct age and sex.

Nonparticipation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•                  net income from the Investment Option attributable to the hypothetical account, and

•                  charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•                  the annual administrative charge, and

•                  the mortality and expense risk charge.

1

For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) x (365/7)

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return.

The actual yield is affected by:

•                  changes in interest rates on money market securities,

•                  the average portfolio maturity of the Money Market Investment Option,

•                  the quality of portfolio securities held by this Investment Option, and

•                  the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

2

The yield is calculated according to the SEC prescribed formula set forth below:

Yield = 2 x ((((NI – ES)/(U x UV)) + 1) 6 – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance. Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Contract.

3

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Cash Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

FBL Marketing Services, LLC (“FBL Marketing”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. FBL Marketing serves as principal underwriter for the Contracts. FBL Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. We have discontinued sales of the Contract to new purchasers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

4

FBL Marketing sold and services the Contract through its registered representatives, who must be licensed as insurance agents and appointed by the Company. FBL Marketing received sales compensation with respect to the Contracts in the following amounts during the periods indicated.

		Aggregate Amount of
		Commissions Retained by
	Aggregate Amount of	FBL Marketing
	Commissions Paid	After Payments to its
Fiscal Year	to FBL Marketing*	Registered Representatives
2013	$174,507	$0
2012	$297,357	$0
2011	$498,931	$0

* Includes sales compensation paid to registered representatives of FBL Marketing.

FBL Marketing passes through commissions it receives to its registered representatives and does not retain any commissions as distributor for the Contracts. However, under the distribution agreement with FBL Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers); deferred compensation and insurance benefits of registered representatives; registered representative training allowances; agency expense allowances; advertising expenses and all other expenses of distributing the Contracts. To cover costs and expenses associated with facilitating Contract sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

We have discontinued new sales of the Contracts to the public.

LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by David A. McNeill, Esquire, Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Account’s statements of assets and liabilities as of December 31, 2013 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309 as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of

5

Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Company’s consolidated financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farm Bureau Life Annuity Account (the Account), as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Annuity Account at December 31, 2013, and the results of their operations and changes in their net assets for the periods described thereon in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
April 25, 2014

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities

December 31, 2013

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Assets
Investments in shares of mutual funds, at fair value	$740,099	$724,373	$1,912,164	$4,361,243	$3,194,385	$6,215,436	$7,076,901	$8,327,937
Receivable for investments sold	759	855	2,206	7,766	3,620	7,036	20,082	21,316
Total assets	740,858	725,228	1,914,370	4,369,009	3,198,005	6,222,472	7,096,983	8,349,253
Liabilities
Payable to Farm Bureau Life Insurance Company	759	855	2,206	7,766	3,620	7,036	20,082	21,316
Net assets	$740,099	$724,373	$1,912,164	$4,361,243	$3,194,385	$6,215,436	$7,076,901	$8,327,937
Net assets
Accumulation units	$740,099	$724,373	$1,912,164	$4,361,243	$3,194,385	$6,215,436	$7,076,901	$8,327,937
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$740,099	$724,373	$1,912,164	$4,361,243	$3,194,385	$6,215,436	$7,076,901	$8,327,937
Investments in shares of mutual funds, at cost	$508,794	$824,037	$1,140,411	$3,317,539	$2,173,075	$3,884,612	$4,920,165	$5,531,133
Shares of mutual funds owned	40,070.33	69,119.59	129,902.47	516,123.42	141,032.45	144,612.29	85,947.30	86,659.07
Accumulation units outstanding	40,704.29	55,679.45	110,303.09	288,572.46	155,449.90	229,619.40	259,144.65	279,168.15
Accumulation unit value	$18.18	$13.01	$17.34	$15.11	$20.55	$27.07	$27.31	$29.83
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A and B – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount
Assets
Investments in shares of mutual funds, at fair value	$6,932,364	$1,374,108	$4,378,626	$2,960,665	$721,124	$29,956,958	$29,886,935	$2,242,049
Receivable for investments sold	37,767	1,488	4,996	55,105	814	295,763	130,027	2,671
Total assets	6,970,131	1,375,596	4,383,622	3,015,770	721,938	30,252,721	30,016,962	2,244,720
Liabilities
Payable to Farm Bureau Life Insurance Company	37,767	1,488	4,996	55,105	814	295,763	130,027	2,671
Net assets	$6,932,364	$1,374,108	$4,378,626	$2,960,665	$721,124	$29,956,958	$29,886,935	$2,242,049
Net assets
Accumulation units	$6,932,364	$1,374,108	$4,378,626	$2,960,665	$721,124	$29,933,170	$29,882,308	$2,242,049
Contracts in annuitization period	–	–	–	–	–	23,788	4,627	–
Total net assets	$6,932,364	$1,374,108	$4,378,626	$2,960,665	$721,124	$29,956,958	$29,886,935	$2,242,049
Investments in shares of mutual funds, at cost	$5,330,677	$849,702	$3,449,718	$1,715,367	$452,123	$27,208,479	$24,476,408	$2,242,049
Shares of mutual funds owned	144,574.85	45,926.06	227,107.18	62,952.69	16,479.07	4,243,195.20	2,644,861.50	2,242,048.80
Accumulation units outstanding	380,701.36	79,918.88	191,663.88	165,481.12	45,661.00	2,560,949.39	2,228,980.95	231,179.12
Accumulation unit value	$18.21	$17.19	$22.85	$17.89	$15.79	$11.69	$13.41	$9.70
Annuitized units outstanding	–	–	–	–	–	2,035.18	345.15	–
Annuitized unit value	$–	$–	$–	$–	$–	$11.69	$13.41	$–

(1) Formerly known as Capital Appreciation Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A and B – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Assets
Investments in shares of mutual funds, at fair value	$30,627,811	$30,420,204	$11,730,118	$4,348,936	$7,601,779	$13,306,681	$14,397,783	$5,303,920
Receivable for investments sold	192,818	99,897	25,339	4,903	11,528	31,783	51,717	5,963
Total assets	30,820,629	30,520,101	11,755,457	4,353,839	7,613,307	13,338,464	14,449,500	5,309,883
Liabilities
Payable to Farm Bureau Life Insurance Company	192,818	99,897	25,339	4,903	11,528	31,783	51,717	5,963
Net assets	$30,627,811	$30,420,204	$11,730,118	$4,348,936	$7,601,779	$13,306,681	$14,397,783	$5,303,920
Net assets
Accumulation units	$30,627,811	$30,420,204	$11,729,815	$4,348,409	$7,601,779	$13,298,233	$14,397,783	$5,295,575
Contracts in annuitization period	–	–	303	527	–	8,448	–	8,345
Total net assets	$30,627,811	$30,420,204	$11,730,118	$4,348,936	$7,601,779	$13,306,681	$14,397,783	$5,303,920
Investments in shares of mutual funds, at cost	$30,486,895	$21,724,677	$6,896,551	$3,071,005	$7,660,612	$9,737,085	$11,836,537	$4,023,154
Shares of mutual funds owned	2,679,598.48	885,595.47	205,287.34	227,217.12	1,347,833.09	71,429.92	404,432.10	256,972.87
Accumulation units outstanding	2,888,116.29	1,366,151.59	836,035.48	281,487.06	338,244.39	888,882.20	441,055.10	335,424.78
Accumulation unit value	$10.60	$22.27	$14.03	$15.45	$22.47	$14.96	$32.64	$15.79
Annuitized units outstanding	–	–	21.62	34.13	–	564.65	–	528.56
Annuitized unit value	$–	$–	$14.03	$15.45	$–	$14.96	$–	$15.79

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Assets
Investments in shares of mutual funds, at fair value	$4,759,988	$6,730,581	$5,251,425	$8,837,760	$6,147,287	$3,462,317	$9,325,812	$3,842,178
Receivable for investments sold	5,580	8,319	6,908	36,780	26,431	3,959	31,272	4,388
Total assets	4,765,568	6,738,900	5,258,333	8,874,540	6,173,718	3,466,276	9,357,084	3,846,566
Liabilities
Payable to Farm Bureau Life Insurance Company	5,580	8,319	6,908	36,780	26,431	3,959	31,272	4,388
Net assets	$4,759,988	$6,730,581	$5,251,425	$8,837,760	$6,147,287	$3,462,317	$9,325,812	$3,842,178
Net assets
Accumulation units	$4,759,988	$6,730,020	$5,251,425	$8,837,760	$6,147,287	$3,462,317	$9,324,879	$3,842,178
Contracts in annuitization period	–	561	–	–	–	–	933	–
Total net assets	$4,759,988	$6,730,581	$5,251,425	$8,837,760	$6,147,287	$3,462,317	$9,325,812	$3,842,178
Investments in shares of mutual funds, at cost	$3,816,640	$3,867,247	$3,685,020	$9,137,944	$4,988,518	$2,343,226	$6,368,212	$2,004,527
Shares of mutual funds owned	341,707.69	279,625.30	193,351.45	698,637.19	284,201.88	227,335.32	882,290.61	159,890.87
Accumulation units outstanding	301,411.67	214,897.35	248,270.03	639,827.57	316,609.72	183,088.21	285,663.88	148,509.46
Accumulation unit value	$15.79	$31.32	$21.15	$13.81	$19.42	$18.91	$32.64	$25.87
Annuitized units outstanding	–	17.92	–	–	–	–	28.59	–
Annuitized unit value	$–	$31.32	$–	$–	$–	$–	$32.64	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Products A and B – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$16,948,745	$9,297,920	$4,627,511	$13,297,000	$8,219,123
Receivable for investments sold	19,275	10,604	33,754	33,591	13,454
Total assets	16,968,020	9,308,524	4,661,265	13,330,591	8,232,577
Liabilities
Payable to Farm Bureau Life Insurance Company	19,275	10,604	33,754	33,591	13,454
Net assets	$16,948,745	$9,297,920	$4,627,511	$13,297,000	$8,219,123
Net assets
Accumulation units	$16,948,745	$9,297,920	$4,627,511	$13,297,000	$8,219,123
Contracts in annuitization period	–	–	–	–	–
Total net assets	$16,948,745	$9,297,920	$4,627,511	$13,297,000	$8,219,123
Investments in shares of mutual funds, at cost	$11,096,103	$7,506,362	$3,683,728	$11,488,534	$7,300,410
Shares of mutual funds owned	595,737.96	335,664.98	174,162.99	623,394.26	522,844.99
Accumulation units outstanding	836,024.94	276,943.13	279,330.03	634,016.57	606,581.68
Accumulation unit value	$20.27	$33.57	$16.57	$20.97	$13.55
Annuitized units outstanding	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product C – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount	Mid Cap Value Opportunity Subaccount	Small Cap Value Subaccount	Small Co. Growth Subaccount
Assets
Investments in shares of mutual funds, at fair value	$454,934	$275,134	$328,657	$410,378	$110,624	$212,424	$2,141,585	$120,453
Receivable for investments sold	417	248	298	371	100	195	1,755	111
Total assets	455,351	275,382	328,955	410,749	110,724	212,619	2,143,340	120,564
Liabilities
Payable to Farm Bureau Life Insurance Company	417	248	298	371	100	195	1,755	111
Net assets	$454,934	$275,134	$328,657	$410,378	$110,624	$212,424	$2,141,585	$120,453
Net assets
Accumulation units	$454,934	$275,134	$328,657	$410,378	$110,624	$212,424	$2,141,585	$120,453
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$454,934	$275,134	$328,657	$410,378	$110,624	$212,424	$2,141,585	$120,453
Investments in shares of mutual funds, at cost	$352,686	$218,179	$224,523	$247,420	$92,102	$140,269	$1,526,847	$81,711
Shares of mutual funds owned	5,264.83	6,401.43	3,969.77	4,216.79	7,613.46	12,936.89	105,031.13	6,778.44
Accumulation units outstanding	45,679.39	14,380.10	19,447.92	25,521.85	10,825.31	15,201.41	131,289.44	8,620.11
Accumulation unit value	$9.96	$19.13	$16.90	$16.08	$10.22	$13.97	$16.31	$13.97
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product C – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount	Global Growth Subaccount (2)	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Assets
Investments in shares of mutual funds, at fair value	$178,758	$288,958	$769,559	$1,919,467	$65,948	$5,652,976	$5,550,375	$457,140
Receivable for investments sold	160	264	709	1,741	61	3,858	4,778	414
Total assets	178,918	289,222	770,268	1,921,208	66,009	5,656,834	5,555,153	457,554
Liabilities
Payable to Farm Bureau Life Insurance Company	160	264	709	1,741	61	3,858	4,778	414
Net assets	$178,758	$288,958	$769,559	$1,919,467	$65,948	$5,652,976	$5,550,375	$457,140
Net assets
Accumulation units	$178,758	$288,958	$769,559	$1,919,467	$65,948	$5,652,976	$5,550,375	$457,140
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$178,758	$288,958	$769,559	$1,919,467	$65,948	$5,652,976	$5,550,375	$457,140
Investments in shares of mutual funds, at cost	$130,121	$241,987	$686,962	$1,576,788	$65,948	$5,646,541	$4,260,154	$279,102
Shares of mutual funds owned	10,326.89	25,962.08	109,002.75	169,864.36	65,948.15	494,573.55	164,358.17	8,080.96
Accumulation units outstanding	12,711.10	26,835.41	65,443.60	142,268.07	6,758.62	529,821.04	394,400.92	33,406.27
Accumulation unit value	$14.06	$10.77	$11.76	$13.49	$9.76	$10.67	$14.07	$13.68
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

(1) Formerly known as Capital Appreciation Subaccount.

(2) Formerly known as Global Thematic Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product C – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Assets
Investments in shares of mutual funds, at fair value	$2,251,803	$694,436	$2,439,746	$1,603,752	$431,404	$4,624,089	$5,702,939	$2,314,229
Receivable for investments sold	1,416	629	2,075	1,475	395	2,838	4,819	1,403
Total assets	2,253,219	695,065	2,441,821	1,605,227	431,799	4,626,927	5,707,758	2,315,632
Liabilities
Payable to Farm Bureau Life Insurance Company	1,416	629	2,075	1,475	395	2,838	4,819	1,403
Net assets	$2,251,803	$694,436	$2,439,746	$1,603,752	$431,404	$4,624,089	$5,702,939	$2,314,229
Net assets
Accumulation units	$2,251,803	$694,436	$2,439,746	$1,603,752	$431,404	$4,624,089	$5,702,939	$2,314,229
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$2,251,803	$694,436	$2,439,746	$1,603,752	$431,404	$4,624,089	$5,702,939	$2,314,229
Investments in shares of mutual funds, at cost	$2,339,933	$481,117	$2,266,860	$1,685,292	$288,383	$4,847,835	$5,158,042	$2,302,622
Shares of mutual funds owned	399,255.87	3,762.66	68,532.20	99,242.06	17,922.91	365,540.61	263,658.78	124,420.90
Accumulation units outstanding	155,679.47	45,573.90	164,617.77	130,698.68	27,645.50	400,209.19	404,484.69	148,345.89
Accumulation unit value	$14.46	$15.24	$14.82	$12.27	$15.60	$11.55	$14.10	$15.60
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Product C – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$4,046,263	$3,550,148	$234,871	$170,192	$1,837,338	$139,081	$330,558	$5,621,726
Receivable for investments sold	3,364	2,971	211	154	1,673	125	302	4,723
Total assets	4,049,627	3,553,119	235,082	170,346	1,839,011	139,206	330,860	5,626,449
Liabilities
Payable to Farm Bureau Life Insurance Company	3,364	2,971	211	154	1,673	125	302	4,723
Net assets	$4,046,263	$3,550,148	$234,871	$170,192	$1,837,338	$139,081	$330,558	$5,621,726
Net assets
Accumulation units	$4,046,263	$3,550,148	$234,871	$170,192	$1,837,338	$139,081	$330,558	$5,621,726
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$4,046,263	$3,550,148	$234,871	$170,192	$1,837,338	$139,081	$330,558	$5,621,726
Investments in shares of mutual funds, at cost	$3,180,374	$2,460,524	$141,752	$92,455	$1,424,538	$115,509	$288,710	$5,111,216
Shares of mutual funds owned	172,843.36	145,259.73	9,594.39	7,121.00	64,581.32	5,234.50	15,497.31	357,616.14
Accumulation units outstanding	266,514.48	210,551.60	15,308.26	9,716.18	128,695.76	8,066.20	22,835.66	505,822.88
Accumulation unit value	$15.18	$16.86	$15.34	$17.52	$14.28	$17.24	$14.48	$11.11
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations

Year Ended December 31, 2013

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Income:
Dividends	$8,282	$17,579	$9,287	$65,762	$–	$45,391	$48,302	$69,244
Expenses:
Mortality and expense risk	(8,499)	(11,737)	(21,469)	(49,390)	(36,732)	(69,807)	(81,814)	(97,421)
Net investment income (loss)	(217)	5,842	(12,182)	16,372	(36,732)	(24,416)	(33,512)	(28,177)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	39,566	(11,148)	91,923	110,793	(17,171)	409,905	65,378	267,466
Realized gain distributions	9,691	38,363	–	–	–	140,495	250,259	242,353
Total realized gain (loss) on investments	49,257	27,215	91,923	110,793	(17,171)	550,400	315,637	509,819
Change in unrealized appreciation/depreciation of investments	121,181	(129,679)	448,863	905,155	790,484	1,157,615	1,737,222	1,615,931
Net increase (decrease) in net assets from operations	$170,221	$(96,622)	$528,604	$1,032,320	$736,581	$1,683,599	$2,019,347	$2,097,573

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A and B – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount
Income:
Dividends	$126,947	$11,285	$125,259	$–	$6,494	$323,220	$849,429	$–
Expenses:
Mortality and expense risk	(81,159)	(15,620)	(54,614)	(33,033)	(8,021)	(386,919)	(361,417)	(33,582)
Net investment income (loss)	45,788	(4,335)	70,645	(33,033)	(1,527)	(63,699)	488,012	(33,582)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	490,808	6,274	235,221	181,826	14,274	334,627	479,528	–
Realized gain distributions	15,494	–	–	–	–	661,048	–	–
Total realized gain (loss) on investments	506,302	6,274	235,221	181,826	14,274	995,675	479,528	–
Change in unrealized appreciation/depreciation of investments	631,048	377,137	354,856	857,458	165,456	3,494,948	4,393,175	–
Net increase (decrease) in net assets from operations	$1,183,138	$379,076	$660,722	$1,006,251	$178,203	$4,426,924	$5,360,715	$(33,582)

(1) Formerly known as Capital Appreciation Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A and B – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Income:
Dividends	$1,321,925	$–	$31,277	$74,223	$436,069	$230,849	$35,472	$66,659
Expenses:
Mortality and expense risk	(394,427)	(342,108)	(135,028)	(50,738)	(93,331)	(153,035)	(153,527)	(60,382)
Net investment income (loss)	927,498	(342,108)	(103,751)	23,485	342,738	77,814	(118,055)	6,277
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	57,940	244,868	762,762	69,170	230,925	228,768	317,480	(178,291)
Realized gain distributions	–	308,798	7,447	–	–	123,374	1,682,032	18,273
Total realized gain (loss) on investments	57,940	553,666	770,209	69,170	230,925	352,142	1,999,512	(160,018)
Change in unrealized appreciation/depreciation of investments	(1,068,824)	6,944,224	2,583,512	1,029,999	(252,913)	2,846,157	1,734,023	1,401,501
Net increase (decrease) in net assets from operations	$(83,386)	$7,155,782	$3,249,970	$1,122,654	$320,750	$3,276,113	$3,615,480	$1,247,760

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Income:
Dividends	$233,157	$80,583	$–	$266,393	$119,208	$85,918	$100,903	$20,608
Expenses:
Mortality and expense risk	(64,101)	(77,127)	(61,786)	(116,976)	(58,064)	(40,072)	(113,371)	(44,975)
Net investment income (loss)	169,056	3,456	(61,786)	149,417	61,144	45,846	(12,468)	(24,367)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(174,924)	592,673	411,178	79,176	86,877	212,729	652,384	237,398
Realized gain distributions	–	103,995	302,438	–	–	–	108,433	–
Total realized gain (loss) on investments	(174,924)	696,668	713,616	79,176	86,877	212,729	760,817	237,398
Change in unrealized appreciation/depreciation of investments	71,034	1,139,771	900,980	(568,994)	832,719	568,775	1,701,761	1,008,472
Net increase (decrease) in net assets from operations	$65,166	$1,839,895	$1,552,810	$(340,401)	$980,740	$827,350	$2,450,110	$1,221,503

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Products A and B – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$257,067	$–	$–	$192,770	$67,375
Expenses:
Mortality and expense risk	(211,187)	(106,426)	(53,272)	(160,719)	(97,540)
Net investment income (loss)	45,880	(106,426)	(53,272)	32,051	(30,165)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	582,770	99,680	381,997	197,177	175,570
Realized gain distributions	–	726,636	707,380	795,828	–
Total realized gain (loss) on investments	582,770	826,316	1,089,377	993,005	175,570
Change in unrealized appreciation/depreciation of investments	3,673,428	1,837,563	305,504	961,325	798,470
Net increase (decrease) in net assets from operations	$4,302,078	$2,557,453	$1,341,609	$1,986,381	$943,875

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product C – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount	Mid Cap Value Opportunity Subaccount	Small Cap Value Subaccount	Small Co. Growth Subaccount
Income:
Dividends	$8,987	$1,955	$1,396	$1,771	$1,670	$–	$19,810	$–
Expenses:
Mortality and expense risk	(4,799)	(2,327)	(2,927)	(3,620)	(955)	(1,952)	(19,634)	(1,371)
Net investment income (loss)	4,188	(372)	(1,531)	(1,849)	715	(1,952)	176	(1,371)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	26,044	19,798	22,257	9,422	250	9,731	67,840	16,771
Realized gain distributions	–	6,050	11,407	11,738	–	–	–	–
Total realized gain (loss) on investments	26,044	25,848	33,664	21,160	250	9,731	67,840	16,771
Change in unrealized appreciation/depreciation of investments	55,078	45,927	59,234	77,106	17,637	52,099	488,530	29,843
Net increase (decrease) in net assets from operations	$85,310	$71,403	$91,367	$96,417	$18,602	$59,878	$556,546	$45,243

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product C – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount	Global Growth Subaccount (2)	Managed Tail Risk Subaccount (1)	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Income:
Dividends	$997	$48,901	$24,501	$50,153	$–	$240,700	$41,828	$186
Expenses:
Mortality and expense risk	(1,553)	(14,615)	(13,759)	(17,494)	(1,278)	(57,495)	(52,068)	(3,901)
Net investment income (loss)	(556)	34,286	10,742	32,659	(1,278)	183,205	(10,240)	(3,715)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,856	510,758	154,450	10,953	–	7,835	258,455	25,176
Realized gain distributions	10,584	–	50,110	–	–	–	1,465	283
Total realized gain (loss) on investments	18,440	510,758	204,560	10,953	–	7,835	259,920	25,459
Change in unrealized appreciation/depreciation of investments	28,793	(242,385)	66,350	284,634	–	(193,516)	1,115,950	95,643
Net increase (decrease) in net assets from operations	$46,677	$302,659	$281,652	$328,246	$(1,278)	$(2,476)	$1,365,630	$117,387

(1) Formerly known as Capital Appreciation Subaccount.

(2) Formerly known as Global Thematic Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product C – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Income:
Dividends	$126,659	$10,576	$5,988	$27,145	$5,862	$132,756	$112,074	$108,808
Expenses:
Mortality and expense risk	(16,878)	(5,984)	(16,946)	(16,643)	(4,288)	(46,874)	(36,100)	(27,065)
Net investment income (loss)	109,781	4,592	(10,958)	10,502	1,574	85,882	75,974	81,743
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	8,446	22,890	46,300	41,291	38,268	(12,849)	50,628	124,135
Realized gain distributions	–	5,737	271,532	77,689	7,566	–	–	28,093
Total realized gain (loss) on investments	8,446	28,627	317,832	118,980	45,834	(12,849)	50,628	152,228
Change in unrealized appreciation/depreciation of investments	(84,225)	124,236	174,113	(117,644)	80,903	(227,992)	531,798	(173,103)
Net increase (decrease) in net assets from operations	$34,002	$157,455	$480,987	$11,838	$128,311	$(154,959)	$658,400	$60,868

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Product C – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$25,605	$54,942	$120	$516	$44,650	$–	$4,544	$46,027
Expenses:
Mortality and expense risk	(32,807)	(38,687)	(1,975)	(1,457)	(33,702)	(1,135)	(2,981)	(41,842)
Net investment income (loss)	(7,202)	16,255	(1,855)	(941)	10,948	(1,135)	1,563	4,185
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	134,135	500,646	4,245	1,840	1,065,525	1,582	5,957	66,602
Realized gain distributions	–	–	11,276	–	–	20,456	19,730	–
Total realized gain (loss) on investments	134,135	500,646	15,521	1,840	1,065,525	22,038	25,687	66,602
Change in unrealized appreciation/depreciation of investments	769,186	848,374	55,629	48,165	(18,612)	15,554	18,951	386,262
Net increase (decrease) in net assets from operations	$896,119	$1,365,275	$69,295	$49,064	$1,057,861	$36,457	$46,201	$457,049

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*
	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(217)	$5,320	$5,842	$12,326	$(12,182)	$(21,022)	$16,372	$17,352
Net realized gain (loss) on investments	49,257	62,323	27,215	41,207	91,923	(24,917)	110,793	92,155
Change in unrealized appreciation/ depreciation of investments	121,181	30,008	(129,679)	(12,627)	448,863	236,183	905,155	101,075
Net increase (decrease) in net assets from operations	170,221	97,651	(96,622)	40,906	528,604	190,244	1,032,320	210,582
Contract transactions:
Transfers of net premiums	24,548	36,420	27,772	74,567	92,792	77,090	243,395	150,909
Transfers of surrenders and death benefits	(38,898)	(125,891)	(189,950)	(122,879)	(196,418)	(122,527)	(290,827)	(180,524)
Transfers of administrative and other charges	(558)	(623)	(941)	(859)	(2,422)	(2,738)	(5,419)	(2,231)
Transfers between subaccounts, including Declared Interest Option account	(50,668)	(80,874)	(138,066)	538,274	(93,202)	(175,518)	(130,883)	2,839,144
Net increase (decrease) in net assets from contract transactions	(65,576)	(170,968)	(301,185)	489,103	(199,250)	(223,693)	(183,734)	2,807,298
Total increase (decrease) in net assets	104,645	(73,317)	(397,807)	530,009	329,354	(33,449)	848,586	3,017,880
Net assets at beginning of period	635,454	708,771	1,122,180	592,171	1,582,810	1,616,259	3,512,657	494,777
Net assets at end of period	$740,099	$635,454	$724,373	$1,122,180	$1,912,164	$1,582,810	$4,361,243	$3,512,657

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	American Century Variable Portfolios, Inc.*		Calvert Variable Products, Inc.*
	Vista Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(36,732)	$(36,933)	$(24,416)	$(32,995)	$(33,512)	$(18,788)	$(28,177)	$(23,917)
Net realized gain (loss) on investments	(17,171)	(140,375)	550,400	698,998	315,637	121,428	509,819	325,725
Change in unrealized appreciation/depreciation of investments	790,484	556,266	1,157,615	148,427	1,737,222	689,788	1,615,931	746,984
Net increase (decrease) in net assets from operations	736,581	378,958	1,683,599	814,430	2,019,347	792,428	2,097,573	1,048,792
Contract transactions:
Transfers of net premiums	200,353	203,056	203,200	217,283	189,434	229,136	334,086	336,460
Transfers of surrenders and death benefits	(299,191)	(234,546)	(357,602)	(538,711)	(458,621)	(424,878)	(804,818)	(596,951)
Transfers of administrative and other charges	(4,207)	(4,845)	(6,309)	(6,828)	(6,443)	(6,799)	(8,327)	(8,541)
Transfers between subaccounts, including Declared Interest Option account	(104,125)	(459,076)	(462,879)	(424,567)	(504,732)	(646,560)	(192,884)	(839,374)
Net increase (decrease) in net assets from contract transactions	(207,170)	(495,411)	(623,590)	(752,823)	(780,362)	(849,101)	(671,943)	(1,108,406)
Total increase (decrease) in net assets	529,411	(116,453)	1,060,009	61,607	1,238,985	(56,673)	1,425,630	(59,614)
Net assets at beginning of period	2,664,974	2,781,427	5,155,427	5,093,820	5,837,916	5,894,589	6,902,307	6,961,921
Net assets at end of period	$3,194,385	$2,664,974	$6,215,436	$5,155,427	$7,076,901	$5,837,916	$8,327,937	$6,902,307

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Dreyfus Variable Investment Fund*
	Appreciation Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Opportunistic Small Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$45,788	$120,830	$(4,335)	$2,105	$70,645	$(45,482)	$(33,033)	$(27,863)
Net realized gain (loss) on investments	506,302	79,099	6,274	(36,313)	235,221	306,623	181,826	(134,053)
Change in unrealized appreciation/ depreciation of investments	631,048	174,195	377,137	212,999	354,856	923,243	857,458	534,541
Net increase (decrease) in net assets from operations	1,183,138	374,124	379,076	178,791	660,722	1,184,384	1,006,251	372,625
Contract transactions:
Transfers of net premiums	314,124	276,629	51,811	58,453	222,944	372,561	164,291	180,498
Transfers of surrenders and death benefits	(650,448)	(505,816)	(113,053)	(139,016)	(373,649)	(592,939)	(268,078)	(246,386)
Transfers of administrative and other charges	(8,475)	(7,406)	(1,787)	(1,944)	(4,857)	(9,971)	(3,291)	(3,097)
Transfers between subaccounts, including Declared Interest Option account	(185,768)	1,652,433	(96,642)	(79,630)	(446,237)	(4,412,236)	(58,301)	(276,103)
Net increase (decrease) in net assets from contract transactions	(530,567)	1,415,840	(159,671)	(162,137)	(601,799)	(4,642,585)	(165,379)	(345,088)
Total increase (decrease) in net assets	652,571	1,789,964	219,405	16,654	58,923	(3,458,201)	840,872	27,537
Net assets at beginning of period	6,279,793	4,489,829	1,154,703	1,138,049	4,319,703	7,777,904	2,119,793	2,092,256
Net assets at end of period	$6,932,364	$6,279,793	$1,374,108	$1,154,703	$4,378,626	$4,319,703	$2,960,665	$2,119,793

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Dreyfus Socially Responsible Growth Fund, Inc.*		Federated Insurance Series*
	Socially Responsible Growth Subaccount		Managed Tail Risk Subaccount (1)		Managed Volatility Subaccount		Prime Money Subaccount
	Year Ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,527)	$(3,946)	$(63,699)	$(234,211)	$488,012	$491,272	$(33,582)	$(44,891)
Net realized gain (loss) on investments	14,274	17,883	995,675	1,686,155	479,528	1,726,776	–	–
Change in unrealized appreciation/ depreciation of investments	165,456	44,064	3,494,948	1,563,441	4,393,175	1,014,336	–	–
Net increase (decrease) in net assets from operations	178,203	58,001	4,426,924	3,015,385	5,360,715	3,232,384	(33,582)	(44,891)
Contract transactions:
Transfers of net premiums	21,584	20,064	1,115,023	1,284,067	682,930	795,180	57,328	72,245
Transfers of surrenders and death benefits	(34,462)	(36,060)	(2,716,327)	(2,647,981)	(2,422,695)	(2,183,450)	(767,387)	(710,311)
Transfers of administrative and other charges	(816)	(868)	(36,643)	(47,776)	(32,145)	(33,982)	(4,142)	(5,365)
Transfers between subaccounts, including Declared Interest Option account	(2,846)	(36,692)	(3,848,746)	(6,462,601)	(1,672,212)	(1,563,248)	(439,777)	(1,071,823)
Net increase (decrease) in net assets from contract transactions	(16,540)	(53,556)	(5,486,693)	(7,874,291)	(3,444,122)	(2,985,500)	(1,153,978)	(1,715,254)
Total increase (decrease) in net assets	161,663	4,445	(1,059,769)	(4,858,906)	1,916,593	246,884	(1,187,560)	(1,760,145)
Net assets at beginning of period	559,461	555,016	31,016,727	35,875,633	27,970,342	27,723,458	3,429,609	5,189,754
Net assets at end of period	$721,124	$559,461	$29,956,958	$31,016,727	$29,886,935	$27,970,342	$2,242,049	$3,429,609

(1) Formerly known as Capital Appreciation Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Federated Insurance Series*		Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount		Contrafund Subaccount			Growth Subaccount		Fidelity Growth & Income Subaccount
	Year ended December 31		Year Ended December 31			Year Ended December 31		Year Ended December 31
	2013	2012	2013		2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$927,498	$1,000,975		$(342,108)	$16,177	$(103,751)	$(71,169)	$23,485	$34,654
Net realized gain (loss) on investments	57,940	36,488		553,666	(1,544,773)	770,209	593,028	69,170	(2,944)
Change in unrealized appreciation/ depreciation of investments	(1,068,824)	1,698,657		6,944,224	4,969,623	2,583,512	789,624	1,029,999	584,013
Net increase (decrease) in net assets from operations	(83,386)	2,736,120		7,155,782	3,441,027	3,249,970	1,311,483	1,122,654	615,723
Contract transactions:
Transfers of net premiums	1,076,117	1,062,371		1,218,202	1,103,796	426,565	411,136	162,755	135,818
Transfers of surrenders and death benefits	(3,302,169)	(3,419,260)		(3,050,989)	(1,882,165)	(1,081,795)	(826,657)	(452,742)	(413,086)
Transfers of administrative and other charges	(36,885)	(43,069)		(31,148)	(32,020)	(11,744)	(13,044)	(4,973)	(5,348)
Transfers between subaccounts, including Declared Interest Option account	52,295	(1,894,252)		434,941	(1,292,454)	(846,452)	(891,595)	(257,141)	(316,969)
Net increase (decrease) in net assets from contract transactions	(2,210,642)	(4,294,210)		(1,428,994)	(2,102,843)	(1,513,426)	(1,320,160)	(552,101)	(599,585)
Total increase (decrease) in net assets	(2,294,028)	(1,558,090)		5,726,788	1,338,184	1,736,544	(8,677)	570,553	16,138
Net assets at beginning of period	32,921,839	34,479,929		24,693,416	23,355,232	9,993,574	10,002,251	3,778,383	3,762,245
Net assets at end of period $ 30,627,811	$32,921,839	$30,420,204	$		24,693,416	$11,730,118	$9,993,574	$4,348,936	$3,778,383

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 Subaccount		Mid-Cap – SC2 Subaccount		Overseas Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$342,738	$367,410	$77,814	$89,561	$(118,055)	$(93,279)	$6,277	$27,112
Net realized gain (loss) on investments	230,925	107,538	352,142	248,366	1,999,512	515,707	(160,018)	(794,825)
Change in unrealized appreciation/ depreciation of investments	(252,913)	122,790	2,846,157	1,277,456	1,734,023	843,760	1,401,501	1,581,678
Net increase (decrease) in net assets from operations	320,750	597,738	3,276,113	1,615,383	3,615,480	1,266,188	1,247,760	813,965
Contract transactions:
Transfers of net premiums	384,507	243,030	459,685	455,463	547,112	528,830	252,149	277,134
Transfers of surrenders and death benefits	(941,097)	(719,518)	(1,144,885)	(1,288,765)	(1,299,329)	(824,777)	(509,578)	(592,815)
Transfers of administrative and other charges	(10,571)	(7,599)	(12,597)	(13,621)	(14,166)	(14,073)	(4,657)	(5,249)
Transfers between subaccounts, including Declared Interest Option account	140,362	4,074,017	(621,727)	(1,011,176)	1,543,967	(946,845)	(258,186)	(458,953)
Net increase (decrease) in net assets from contract transactions	(426,799)	3,589,930	(1,319,524)	(1,858,099)	777,584	(1,256,865)	(520,272)	(779,883)
Total increase (decrease) in net assets	(106,049)	4,187,668	1,956,589	(242,716)	4,393,064	9,323	727,488	34,082
Net assets at beginning of period	7,707,828	3,520,160	11,350,092	11,592,808	10,004,719	9,995,396	4,576,432	4,542,350
Net assets at end of period	$7,601,779	$7,707,828	$13,306,681	$11,350,092	$14,397,783	$10,004,719	$5,303,920	$4,576,432

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$169,056	$(63,711)	$3,456	$(25,294)	$(61,786)	$(52,691)	$149,417	$153,115
Net realized gain (loss) on investments	(174,924)	(583,429)	696,668	130,731	713,616	281,653	79,176	114,383
Change in unrealized appreciation/ depreciation of investments	71,034	1,809,669	1,139,771	802,576	900,980	170,127	(568,994)	(198,899)
Net increase (decrease) in net assets from operations	65,166	1,162,529	1,839,895	908,013	1,552,810	399,089	(340,401)	68,599
Contract transactions:
Transfers of net premiums	294,024	340,714	301,237	309,340	224,886	257,355	446,148	382,826
Transfers of surrenders and death benefits	(624,141)	(376,721)	(600,248)	(625,051)	(500,201)	(413,790)	(1,597,764)	(1,083,979)
Transfers of administrative and other charges	(7,085)	(8,082)	(7,182)	(10,307)	(6,455)	(5,689)	(12,539)	(14,969)
Transfers between subaccounts, including Declared Interest Option account	(176,460)	(725,770)	(468,366)	(2,785,626)	(904,162)	1,164,080	135,914	(551,931)
Net increase (decrease) in net assets from contract transactions	(513,662)	(769,859)	(774,559)	(3,111,644)	(1,185,932)	1,001,956	(1,028,241)	(1,268,053)
Total increase (decrease) in net assets	(448,496)	392,670	1,065,336	(2,203,631)	366,878	1,401,045	(1,368,642)	(1,199,454)
Net assets at beginning of period	5,208,484	4,815,814	5,665,245	7,868,876	4,884,547	3,483,502	10,206,402	11,405,856
Net assets at end of period	$4,759,988	$5,208,484	$6,730,581	$5,665,245	$5,251,425	$4,884,547	$8,837,760	$10,206,402

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*
	Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Cap Core Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$61,144	$20,618	$45,846	$26,078	$(12,468)	$(28,818)	$(24,367)	$(33,015)
Net realized gain (loss) on investments	86,877	(153,517)	212,729	147,937	760,817	68,922	237,398	(59,460)
Change in unrealized appreciation/ depreciation of investments	832,719	453,412	568,775	364,072	1,701,761	1,064,794	1,008,472	621,685
Net increase (decrease) in net assets from operations	980,740	320,513	827,350	538,087	2,450,110	1,104,898	1,221,503	529,210
Contract transactions:
Transfers of net premiums	196,892	96,109	129,647	149,057	429,255	275,031	155,034	156,425
Transfers of surrenders and death benefits	(399,781)	(220,200)	(290,277)	(232,206)	(872,099)	(527,578)	(460,468)	(228,654)
Transfers of administrative and other charges	(5,215)	(3,114)	(3,359)	(3,568)	(11,290)	(8,163)	(4,370)	(4,501)
Transfers between subaccounts, including Declared Interest Option account	2,942,520	(445,248)	(207,500)	(407,627)	(1,434,885)	3,262,876	(288,622)	(209,056)
Net increase (decrease) in net assets from contract transactions	2,734,416	(572,453)	(371,489)	(494,344)	(1,889,019)	3,002,166	(598,426)	(285,786)
Total increase (decrease) in net assets	3,715,156	(251,940)	455,861	43,743	561,091	4,107,064	623,077	243,424
Net assets at beginning of period	2,432,131	2,684,071	3,006,456	2,962,713	8,764,721	4,657,657	3,219,101	2,975,677
Net assets at end of period	$6,147,287	$2,432,131	$3,462,317	$3,006,456	$9,325,812	$8,764,721	$3,842,178	$3,219,101

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	T. Rowe Price Equity Series, Inc.*
	Equity Income Subaccount		Mid-Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$45,880	$163,575	$(106,426)	$(100,603)	$(53,272)	$(66,098)	$32,051	$92,337
Net realized gain (loss) on investments	582,770	(1,163,132)	826,316	525,468	1,089,377	1,312,537	993,005	402,653
Change in unrealized appreciation/ depreciation of investments	3,673,428	3,701,616	1,837,563	524,377	305,504	(526,869)	961,325	1,189,441
Net increase (decrease) in net assets from operations	4,302,078	2,702,059	2,557,453	949,242	1,341,609	719,570	1,986,381	1,684,431
Contract transactions:
Transfers of net premiums	566,797	728,429	248,037	302,478	195,824	292,676	434,042	504,131
Transfers of surrenders and death benefits	(1,608,248)	(1,328,581)	(845,325)	(505,568)	(679,708)	(658,813)	(1,367,177)	(1,098,079)
Transfers of administrative and other charges	(19,183)	(23,944)	(7,619)	(8,180)	(5,212)	(10,709)	(13,488)	(14,955)
Transfers between subaccounts, including Declared Interest Option account	(3,694,128)	(3,414,504)	(428,363)	(860,320)	(339,337)	(4,558,886)	(860,264)	(812,622)
Net increase (decrease) in net assets from contract transactions	(4,754,762)	(4,038,600)	(1,033,270)	(1,071,590)	(828,433)	(4,935,732)	(1,806,887)	(1,421,525)
Total increase (decrease) in net assets	(452,684)	(1,336,541)	1,524,183	(122,348)	513,176	(4,216,162)	179,494	262,906
Net assets at beginning of period	17,401,429	18,737,970	7,773,737	7,896,085	4,114,335	8,330,497	13,117,506	12,854,600
Net assets at end of period	$16,948,745	$17,401,429	$9,297,920	$7,773,737	$4,627,511	$4,114,335	$13,297,000	$13,117,506

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Products A and B – see Note 1
	T. Rowe Price International Series, Inc.*
	International Stock Subaccount
	Year Ended December 31
	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(30,165)	$4,348
Net realized gain (loss) on investments	175,570	8,913
Change in unrealized appreciation/ depreciation of investments	798,470	1,130,311
Net increase (decrease) in net assets from operations	943,875	1,143,572
Contract transactions:
Transfers of net premiums	485,423	456,517
Transfers of surrenders and death benefits	(670,593)	(605,079)
Transfers of administrative and other charges	(10,583)	(10,723)
Transfers between subaccounts, including Declared Interest Option account	(257,623)	492,590
Net increase (decrease) in net assets from contract transactions	(453,376)	333,305
Total increase (decrease) in net assets	490,499	1,476,877
Net assets at beginning of period	7,728,624	6,251,747
Net assets at end of period	$8,219,123	$7,728,624

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Calvert Variable Products, Inc.*
	EAFE International Index – F Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index – F Subaccount		S&P MidCap 400 Index – F Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,188	$(8,803)	$(372)	$(820)	$(1,531)	$(665)	$(1,849)	$(1,113)
Net realized gain (loss) on investments	26,044	17,365	25,848	37,377	33,664	23,668	21,160	17,008
Change in unrealized appreciation/ depreciation of investments	55,078	291,696	45,927	(5,152)	59,234	10,626	77,106	24,345
Net increase (decrease) in net assets from operations	85,310	300,258	71,403	31,405	91,367	33,629	96,417	40,240
Contract transactions:
Transfers of net premiums	15,015	200,213	41,722	22,618	14,514	11,015	8,600	5,643
Transfers of surrenders and death benefits	(100,249)	(250,244)	(4,051)	(12,242)	(16,649)	(10,074)	(6,005)	(10,392)
Transfers of administrative and other charges	(3,094)	(24,372)	(1,332)	(933)	(2,160)	(1,331)	(2,473)	(1,293)
Transfers between subaccounts, including Declared Interest Option account	(19,699)	(4,356,914)	(34,032)	(35,968)	(31,343)	(8,866)	24,553	(8,118)
Net increase (decrease) in net assets from contract transactions	(108,027)	(4,431,317)	2,307	(26,525)	(35,638)	(9,256)	24,675	(14,160)
Total increase (decrease) in net assets	(22,717)	(4,131,059)	73,710	4,880	55,729	24,373	121,092	26,080
Net assets at beginning of period	477,651	4,608,710	201,424	196,544	272,928	248,555	289,286	263,206
Net assets at end of period	$454,934	$477,651	$275,134	$201,424	$328,657	$272,928	$410,378	$289,286

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Columbia Variable Products, Inc.*
	International Opportunity Subaccount		Mid Cap Value Opportunity Subaccount		Small Cap Value Subaccount		Small Co. Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$715	$442	$(1,952)	$(10,979)	$176	$(7,276)	$(1,371)	$(10,087)
Net realized gain (loss) on investments	250	(240)	9,731	196,482	67,840	10,692	16,771	329,086
Change in unrealized appreciation/ depreciation of investments	17,637	9,368	52,099	(36,918)	488,530	123,743	29,843	(201,202)
Net increase (decrease) in net assets from operations	18,602	9,570	59,878	148,585	556,546	127,159	45,243	117,797
Contract transactions:
Transfers of net premiums	11,479	4,540	10,303	67,546	112,622	24,909	6,692	68,480
Transfers of surrenders and death benefits	–	(2,469)	(18,395)	(80,683)	(156,017)	(67,322)	(14,626)	(80,499)
Transfers of administrative and other charges	(509)	(256)	(1,310)	(8,511)	(22,620)	(6,156)	(846)	(8,255)
Transfers between subaccounts, including Declared Interest Option account	13,309	1,680	(2,417)	(1,567,686)	(112,376)	1,570,323	(77,830)	(1,414,461)
Net increase (decrease) in net assets from contract transactions	24,279	3,495	(11,819)	(1,589,334)	(178,391)	1,521,754	(86,610)	(1,434,735)
Total increase (decrease) in net assets	42,881	13,065	48,059	(1,440,749)	378,155	1,648,913	(41,367)	(1,316,938)
Net assets at beginning of period	67,743	54,678	164,365	1,605,114	1,763,430	114,517	161,820	1,478,758
Net assets at end of period	$110,624	$67,743	$212,424	$164,365	$2,141,585	$1,763,430	$120,453	$161,820

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	DWS Variable Series I*		DWS Variable Series II*		Federated Insurance Series*
	Global Small Cap Growth Subaccount		Global Growth Subaccount (2)		Managed Tail Risk Subaccount (1)		Managed Volatility Subaccount
	Year Ended December 31		Year Ended December 31		Year ended December 31		Year ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(556)	$(442)	$34,286	$13,079	$10,742	$(11,285)	$32,659	$31,799
Net realized gain (loss) on investments	18,440	13,562	510,758	280,917	204,560	56,939	10,953	98,556
Change in unrealized appreciation/ depreciation of investments	28,793	5,049	(242,385)	236,617	66,350	247,059	284,634	57,321
Net increase (decrease) in net assets from operations	46,677	18,169	302,659	530,613	281,652	292,713	328,246	187,676
Contract transactions:
Transfers of net premiums	9,364	7,269	130,731	174,198	103,831	173,683	66,018	110,558
Transfers of surrenders and death benefits	(2,872)	(5,884)	(188,651)	(287,095)	(154,773)	(264,652)	(23,155)	(113,957)
Transfers of administrative and other charges	(863)	(560)	(11,164)	(26,747)	(9,989)	(24,121)	(6,216)	(4,167)
Transfers between subaccounts, including Declared Interest Option account	(18,450)	(2,692)	(3,440,529)	(6,232)	(1,726,740)	(1,609,696)	(34,781)	(102,969)
Net increase (decrease) in net assets from contract transactions	(12,821)	(1,867)	(3,509,613)	(145,876)	(1,787,671)	(1,724,786)	1,866	(110,535)
Total increase (decrease) in net assets	33,856	16,302	(3,206,954)	384,737	(1,506,019)	(1,432,073)	330,112	77,141
Net assets at beginning of period	144,902	128,600	3,495,912	3,111,175	2,275,578	3,707,651	1,589,355	1,512,214
Net assets at end of period	$178,758	$144,902	$288,958	$3,495,912	$769,559	$2,275,578	$1,919,467	$1,589,355

(1) Formerly known as Capital Appreciation Subaccount.

(2) Formerly known as Global Thematic Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Prime Money Subaccount		Quality Bond Subaccount		Contrafund – SC2 Subaccount		Growth – SC2 Subaccount
	Year ended December 31		Year ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,278)	$(6,615)	$183,205	$313,083	$(10,240)	$27,694	$(3,715)	$(2,109)
Net realized gain (loss) on investments	–	–	7,835	38,874	259,920	135,953	25,459	17,965
Change in unrealized appreciation/ depreciation of investments	–	–	(193,516)	328,379	1,115,950	103,628	95,643	23,120
Net increase (decrease) in net assets from operations	(1,278)	(6,615)	(2,476)	680,336	1,365,630	267,275	117,387	38,976
Contract transactions:
Transfers of net premiums	5,190	20,645	331,047	436,060	304,154	117,279	33,222	22,606
Transfers of surrenders and death benefits	(6,269)	(27,884)	(712,860)	(786,912)	(383,091)	(211,455)	(10,785)	(34,218)
Transfers of administrative and other charges	(768)	(2,433)	(55,955)	(56,893)	(53,175)	(18,385)	(2,677)	(1,607)
Transfers between subaccounts, including Declared Interest Option account	(307,813)	(735,370)	295,214	(3,699,729)	(593,883)	3,670,373	(10,718)	6,221
Net increase (decrease) in net assets from contract transactions	(309,660)	(745,042)	(142,554)	(4,107,474)	(725,995)	3,557,812	9,042	(6,998)
Total increase (decrease) in net assets	(310,938)	(751,657)	(145,030)	(3,427,138)	639,635	3,825,087	126,429	31,978
Net assets at beginning of period	376,886	1,128,543	5,798,006	9,225,144	4,910,740	1,085,653	330,711	298,733
Net assets at end of period	$65,948	$376,886	$5,652,976	$5,798,006	$5,550,375	$4,910,740	$457,140	$330,711

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 – SC2 Subaccount		Mid-Cap – SC2 Subaccount		Fidelity Real Estate – SC2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$109,781	$35,722	$4,592	$4,196	$(10,958)	$(8,580)	$10,502	$1,276
Net realized gain (loss) on investments	8,446	9,939	28,627	20,122	317,832	264,442	118,980	860,377
Change in unrealized appreciation/ depreciation of investments	(84,225)	4,308	124,236	37,533	174,113	(125,660)	(117,644)	(523,308)
Net increase (decrease) in net assets from operations	34,002	49,969	157,455	61,851	480,987	130,202	11,838	338,345
Contract transactions:
Transfers of net premiums	87,795	57,835	20,047	15,586	64,833	81,178	95,927	94,942
Transfers of surrenders and death benefits	(142,035)	(48,682)	(29,399)	(26,758)	(135,787)	(85,278)	(164,100)	(164,859)
Transfers of administrative and other charges	(19,368)	(2,404)	(4,033)	(2,187)	(18,178)	(7,221)	(18,213)	(14,440)
Transfers between subaccounts, including Declared Interest Option account	1,568,144	462,309	69,936	(6,024)	1,490,348	(834,649)	87,259	(699,771)
Net increase (decrease) in net assets from contract transactions	1,494,536	469,058	56,551	(19,383)	1,401,216	(845,970)	873	(784,128)
Total increase (decrease) in net assets	1,528,538	519,027	214,006	42,468	1,882,203	(715,768)	12,711	(445,783)
Net assets at beginning of period	723,265	204,238	480,430	437,962	557,543	1,273,311	1,591,041	2,036,824
Net assets at end of period	$2,251,803	$723,265	$694,436	$480,430	$2,439,746	$557,543	$1,603,752	$1,591,041

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Small Cap Value Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Global Bond Securities Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,574	$3,107	$85,882	$29,554	$75,974	$1,946	$81,743	$6,577
Net realized gain (loss) on investments	45,834	396,734	(12,849)	44,409	50,628	22,122	152,228	23,154
Change in unrealized appreciation/ depreciation of investments	80,903	(308,611)	(227,992)	(62,539)	531,798	(96)	(173,103)	174,731
Net increase (decrease) in net assets from operations	128,311	91,230	(154,959)	11,424	658,400	23,972	60,868	204,462
Contract transactions:
Transfers of net premiums	19,014	95,996	295,668	178,171	119,679	9,991	174,878	61,390
Transfers of surrenders and death benefits	(94,783)	(147,558)	(425,335)	(354,605)	(300,313)	(57,391)	(205,317)	(132,528)
Transfers of administrative and other charges	(3,161)	(11,096)	(49,587)	(23,965)	(48,733)	(607)	(27,089)	(11,444)
Transfers between subaccounts, including Declared Interest Option account	1,446	(1,951,750)	290,489	2,519,588	5,137,818	(65,230)	(1,135,140)	2,998,744
Net increase (decrease) in net assets from contract transactions	(77,484)	(2,014,408)	111,235	2,319,189	4,908,451	(113,237)	(1,192,668)	2,916,162
Total increase (decrease) in net assets	50,827	(1,923,178)	(43,724)	2,330,613	5,566,851	(89,265)	(1,131,800)	3,120,624
Net assets at beginning of period	380,577	2,303,755	4,667,813	2,337,200	136,088	225,353	3,446,029	325,405
Net assets at end of period	$431,404	$380,577	$4,624,089	$4,667,813	$5,702,939	$136,088	$2,314,229	$3,446,029

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	J.P. Morgan Insurance Trust*
	Intrepid Growth Subaccount		Intrepid Mid Cap Subaccount		Mid Cap Growth Subaccount		Small Cap Core – CL2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(7,202)	$(4,257)	$16,255	$(17,758)	$(1,855)	$(1,959)	$(941)	$(1,368)
Net realized gain (loss) on investments	134,135	939,314	500,646	20,585	15,521	22,457	1,840	14,281
Change in unrealized appreciation/ depreciation of investments	769,186	(474,817)	848,374	235,102	55,629	7,367	48,165	12,271
Net increase (decrease) in net assets from operations	896,119	460,240	1,365,275	237,929	69,295	27,865	49,064	25,184
Contract transactions:
Transfers of net premiums	166,236	164,744	249,932	59,397	7,148	7,667	670	18,982
Transfers of surrenders and death benefits	(337,450)	(289,815)	(329,050)	(190,270)	(4,064)	(2,529)	(3,147)	(13,273)
Transfers of administrative and other charges	(37,965)	(23,184)	(43,518)	(15,305)	(1,110)	(686)	(626)	(407)
Transfers between subaccounts, including Declared Interest Option account	1,241,290	(1,587,316)	(2,163,680)	4,337,591	(2,344)	(51,730)	8,011	(44,060)
Net increase (decrease) in net assets from contract transactions	1,032,111	(1,735,571)	(2,286,316)	4,191,413	(370)	(47,278)	4,908	(38,758)
Total increase (decrease) in net assets	1,928,230	(1,275,331)	(921,041)	4,429,342	68,925	(19,413)	53,972	(13,574)
Net assets at beginning of period	2,118,033	3,393,364	4,471,189	41,847	165,946	185,359	116,220	129,794
Net assets at end of period	$4,046,263	$2,118,033	$3,550,148	$4,471,189	$234,871	$165,946	$170,192	$116,220

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Statements of Changes in Net Assets (continued)

	Product C – see Note 1
	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Equity Income Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$10,948	$64,966	$(1,135)	$(732)	$1,563	$2,704	$4,185	$13,338
Net realized gain (loss) on investments	1,065,525	910,481	22,038	4,548	25,687	16,760	66,602	11,279
Change in unrealized appreciation/ depreciation of investments	(18,612)	(185,943)	15,554	8,795	18,951	14,357	386,262	139,733
Net increase (decrease) in net assets from operations	1,057,861	789,504	36,457	12,611	46,201	33,821	457,049	164,350
Contract transactions:
Transfers of net premiums	242,513	254,394	8,688	11,417	13,821	15,204	204,227	39,883
Transfers of surrenders and death benefits	(330,929)	(486,249)	(4,274)	(27,754)	(2,689)	(5,536)	(322,308)	(74,125)
Transfers of administrative and other charges	(23,270)	(39,656)	(794)	(575)	(1,950)	(1,273)	(51,872)	(6,784)
Transfers between subaccounts, including Declared Interest Option account	(5,031,684)	310,625	1,771	(16,025)	(2,318)	(7,244)	3,475,793	1,467,878
Net increase (decrease) in net assets from contract transactions	(5,143,370)	39,114	5,391	(32,937)	6,864	1,151	3,305,840	1,426,852
Total increase (decrease) in net assets	(4,085,509)	828,618	41,848	(20,326)	53,065	34,972	3,762,889	1,591,202
Net assets at beginning of period	5,922,847	5,094,229	97,233	117,559	277,493	242,521	1,858,837	267,635
Net assets at end of period	$1,837,338	$5,922,847	$139,081	$97,233	$330,558	$277,493	$5,621,726	$1,858,837

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

Farm Bureau Life Annuity Account

Notes to Financial Statements

December 31, 2013

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating variable annuity contracts (Product A), individual flexible premium deferred variable annuity contracts (Product B) and variable annuity contracts (Product C) issued by the Company.

At the direction of eligible policy owners, the Account invests in fifty-five investment options in the following open- end registered investment companies (the Funds).

Subaccount	Product	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	A & B	VP Mid Cap Value Fund
Inflation Protection Bond	A & B	VP Inflation Protection Bond Fund
Ultra	A & B	VP Ultra® Fund
Value	A & B	VP Value Fund
Vista	A & B	VP VistaSM Fund
Calvert Variable Products, Inc.:
EAFE International Index – F	C	EAFE International Index Portfolio – Class F
NASDAQ 100 Index	A, B & C	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	A & B	Russell 2000 Small Cap Index Portfolio
Russell 2000 Small Cap Index – F	C	Russell 2000 Small Cap Index Portfolio – Class F
S&P MidCap 400 Index	A & B	S&P MidCap 400 Index Portfolio
S&P MidCap 400 Index – F	C	S&P MidCap 400 Index Portfolio – Class F
Columbia Variable Products, Inc.:
International Opportunity	C	International Opportunity Fund – Class 1
Mid Cap Value Opportunity	C	Mid Cap Value Opportunity Fund – Class 1
Small Cap Value	C	Small Cap Value Fund – Class 2
Small Co. Growth	C	Small Company Growth Fund – Class 2
Dreyfus Variable Investment Fund:
Appreciation	A & B	VIF Appreciation Portfolio – Initial Share Class
Dreyfus Growth & Income	A & B	VIF Growth and Income Portfolio – Initial Share Class
International Equity	A & B	VIF International Equity Portfolio – Initial Share Class
Opportunistic Small Cap	A & B	VIF Opportunistic Small Cap Portfolio – Initial Share Class
Socially Responsible Growth	A & B	Dreyfus Socially Responsible Growth Fund, Inc. – Service Share Class
DWS Variable Series I:
Global Small Cap Growth	C	DWS Global Small Cap Growth VIP – Class A
DWS Variable Series II:
Global Growth (1)	C	DWS Global Growth VIP – Class A (1)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Product	Invests Exclusively in Shares of
Federated Insurance Series:
Managed Tail Risk (2)	A, B & C	Federated Managed Tail Risk Fund II – Primary Shares (2)
Managed Volatility	A, B & C	Federated Managed Volatility Fund II
Prime Money	A, B & C	Federated Prime Money Fund II
Quality Bond	A, B & C	Federated Quality Bond Fund II – Primary Shares
Fidelity® Variable Insurance Products Funds:
Contrafund	A & B	VIP Contrafund® Portfolio – Initial Class
Contrafund – SC2	C	VIP Contrafund® Portfolio – Service Class 2
Growth	A & B	VIP Growth Portfolio – Initial Class
Growth – SC2	C	VIP Growth Portfolio – Service Class 2
Fidelity Growth & Income	A & B	VIP Growth & Income Portfolio – Initial Class
High Income – SC2	A, B & C	VIP High Income Portfolio – Service Class 2
Index 500	A & B	VIP Index 500 Portfolio – Initial Class
Index 500 – SC2	C	VIP Index 500 Portfolio – Service Class 2
Mid-Cap – SC2	A, B & C	VIP Mid Cap Portfolio – Service Class 2
Overseas	A & B	VIP Overseas Portfolio – Initial Class
Fidelity Real Estate – SC2	C	VIP Real Estate Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	A & B	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	A, B & C	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	A & B	Franklin Small-Mid Cap Growth Securities Fund – Class 2
Franklin U.S. Government	A, B & C	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	A, B & C	Mutual Shares Securities Fund – Class 2
Templeton Global Bond Securities	C	Templeton Global Bond Securities Fund – Class 2
Templeton Growth Securities	A & B	Templeton Growth Securities Fund – Class 2
J.P. Morgan Insurance Trust:
Intrepid Growth	C	Intrepid Growth Portfolio – Class 1
Intrepid Mid Cap	C	Intrepid Mid Cap Portfolio – Class 1
Mid Cap Growth	C	Mid Cap Growth Portfolio – Class 1
Mid-Cap Value	A & B	Mid Cap Value Portfolio – Class 1
Small Cap Core	A & B	Small Cap Core Portfolio – Class 1
Small Cap Core – CL2	C	Small Cap Core Portfolio – Class 2
T. Rowe Price Equity Series, Inc.:
Equity Income	A, B & C	Equity Income Portfolio
Mid-Cap Growth	A & B	Mid-Cap Growth Portfolio
New America Growth	A, B & C	New America Growth Portfolio
Personal Strategy Balanced	A, B & C	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	A, B & C	International Stock Portfolio

(1)  Formerly DWS Global Thematic VIP – Class A. Effective May 1, 2013, the fund's name changed.

(2)  Formerly Federated Capital Appreciation Fund II – Primary Shares. Effective February 15, 2013, the fund's name changed.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account's investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account's own assumptions in determining the fair value of the investments)

At December 31, 2013, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

Net assets allocated to contracts in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To Farm Bureau Life Insurance Company

The amounts due to Farm Bureau Life Insurance Company represent net investment purchases and redemptions that have not been remitted to or by the Account.

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% for Products A and B and 1.00% for Product C, of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge: Prior to the annuity payment period, the Company will deduct an administrative charge of $45 annually on Product A contracts, $30 annually on Product B contracts and $5 monthly ($4 monthly prior to June 1, 2013) on Product C contracts, to reimburse it for administrative expenses related to the contract. Product C applies an additional administrative charge of 0.04% monthly (0.02% prior to June 1, 2013) on the variable accumulated value. A portion of these charges may be deducted from funds held in the fixed interest subaccount.

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first six contract years for Products A and B, and eight contract years for Product C. In each contract year after the first contract year, a Product A contract owner may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. Product B may annually surrender a maximum of 10% of the accumulated value without incurring a surrender charge. Product C contract owners may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. The amount charged for Products A, B and C is 7%, 6% and 8%, respectively, of the amount surrendered during the first contract year. For Product A, the charge declines by 1% in each of the next five years and 2% the sixth contract year. Product B and C charges decline 1% in each of the next six and eight contract years, respectively. No surrender charge is deducted if the partial surrender or surrender occurs after the surrender period has been exhausted.

Transfer Charge: Transfer charges for Products A, C and B of $10, $10 and $25, respectively, may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2013:

Subaccount	Cost of Purchases	Proceeds from Sales
Products A and B:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$64,996	$121,098
Inflation Protection Bond	128,254	385,234
Ultra	182,735	394,167
Value	488,278	655,640
Vista	271,799	515,701
Calvert Variable Products, Inc.:
NASDAQ 100 Index	528,444	1,035,955
Russell 2000 Small Cap Index	530,789	1,094,404
S&P MidCap 400 Index	754,142	1,211,909
Dreyfus Variable Investment Fund:
Appreciation	624,875	1,094,160
Dreyfus Growth & Income	67,167	231,173
International Equity	391,544	922,698
Opportunistic Small Cap	422,106	620,518
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	28,876	46,943
Federated Insurance Series:
Managed Tail Risk	1,609,528	6,498,872
Managed Volatility	1,384,979	4,341,089
Prime Money	335,585	1,523,145
Quality Bond	3,681,639	4,964,783
Fidelity® Variable Insurance Products Funds:
Contrafund	2,738,234	4,200,538
Growth	448,171	2,057,901
Fidelity Growth & Income	323,366	851,982
High Income – SC2	1,311,553	1,395,614
Index 500	660,639	1,778,975
Mid-Cap – SC2	4,034,691	1,693,130
Overseas	390,554	886,276
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	709,021	1,053,627
Franklin Small Cap Value Securities	643,741	1,310,849
Franklin Small-Mid Cap Growth Securities	611,684	1,556,964
Franklin U.S. Government	1,396,975	2,275,799
Mutual Shares Securities	3,474,330	678,770
Templeton Growth Securities	293,315	618,958

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Products A and B (continued):
J.P. Morgan Insurance Trust:
Mid-Cap Value	$772,237	$2,565,291
Small Cap Core	182,397	805,190
T. Rowe Price Equity Series, Inc.:
Equity Income	822,757	5,531,639
Mid-Cap Growth	1,069,511	1,482,571
New America Growth	852,761	1,027,086
Personal Strategy Balanced	1,583,198	2,562,206
T. Rowe Price International Series, Inc.:
International Stock	743,404	1,226,945
Product C:
Calvert Variable Products, Inc.:
EAFE International Index – F	$24,475	$128,314
NASDAQ 100 Index	82,555	74,570
Russell 2000 Small Cap Index – F	32,211	57,973
S&P MidCap 400 Index – F	53,276	18,712
Columbia Variable Products, Inc.:
International Opportunity	44,278	19,284
Mid Cap Value Opportunity	11,822	25,593
Small Cap Value	147,183	325,398
Small Co. Growth	6,810	94,791
DWS Variable Series I:
Global Small Cap Growth	26,458	29,251
DWS Variable Series II:
Global Growth	186,472	3,661,799
Federated Insurance Series:
Managed Tail Risk	213,259	1,940,078
Managed Volatility	147,050	112,525
Prime Money	85,970	396,908
Quality Bond	1,049,149	1,008,498
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	514,866	1,249,636
Growth – SC2	55,826	50,216
High Income – SC2	1,859,543	255,226
Index 500 – SC2	122,881	56,001
Mid-Cap – SC2	1,908,555	246,765
Fidelity Real Estate – SC2	319,257	230,193

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Product C (continued):
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	$35,290	$103,634
Franklin U.S. Government	776,941	579,824
Mutual Shares Securities	5,535,416	550,991
Templeton Global Bond Securities	442,169	1,525,001
J.P. Morgan Insurance Trust:
Intrepid Growth	1,538,711	513,802
Intrepid Mid Cap	252,890	2,522,951
Mid Cap Growth	20,825	11,774
Small Cap Core – CL2	9,135	5,168
T. Rowe Price Equity Series, Inc.:
Equity Income	288,988	5,421,410
New America Growth	31,292	6,580
Personal Strategy Balanced	60,574	32,417
T. Rowe Price International Series, Inc.:
International Stock	3,857,940	547,915

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2013 and 2012:

	Period Ended December 31
	2013			2012
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A and B:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	2,925	7,138	(4,213)	2,722	15,366	(12,644)
Inflation Protection Bond	5,206	27,719	(22,513)	47,944	13,580	34,364
Ultra	11,382	24,703	(13,321)	9,001	27,416	(18,415)
Value	31,392	45,233	(13,841)	302,236	48,026	254,210
Vista	14,982	26,284	(11,302)	19,543	51,522	(31,979)
Calvert Variable Products, Inc.:
NASDAQ 100 Index	14,912	41,251	(26,339)	14,342	52,174	(37,832)
Russell 2000 Small Cap Index	9,706	41,737	(32,031)	14,186	58,395	(44,209)
S&P MidCap 400 Index	17,017	41,415	(24,398)	19,116	70,296	(51,180)
Dreyfus Variable Investment Fund:
Appreciation	28,736	60,544	(31,808)	163,782	72,940	90,842
Dreyfus Growth & Income	3,911	14,729	(10,818)	5,146	18,698	(13,552)
International Equity	12,286	40,506	(28,220)	52,105	313,804	(261,699)
Opportunistic Small Cap	28,451	36,826	(8,375)	18,077	48,558	(30,481)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2013			2012
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A and B (continued):
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	1,647	2,873	(1,226)	2,536	6,963	(4,427)
Federated Insurance Series:
Managed Tail Risk	56,523	545,768	(489,245)	68,234	857,514	(789,280)
Managed Volatility	44,335	323,820	(279,485)	68,457	348,412	(279,955)
Prime Money	34,377	152,461	(118,084)	133,894	306,582	(172,688)
Quality Bond	221,276	431,033	(209,757)	128,995	547,074	(418,079)
Fidelity® Variable Insurance Products Funds:
Contrafund	125,896	197,821	(71,925)	126,444	252,276	(125,832)
Growth	34,465	157,654	(123,189)	23,008	151,286	(128,278)
Fidelity Growth & Income	18,928	60,088	(41,160)	7,717	61,294	(53,577)
High Income – SC2	39,753	59,546	(19,793)	232,355	58,378	173,977
Index 500	23,215	124,755	(101,540)	40,856	208,669	(167,813)
Mid-Cap – SC2	84,291	54,557	29,734	37,529	91,184	(53,655)
Overseas	22,478	59,991	(37,513)	39,142	107,734	(68,592)
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	29,815	61,680	(31,865)	23,753	78,280	(54,527)
Franklin Small Cap Value Securities	17,128	45,655	(28,527)	20,597	172,523	(151,926)
Franklin Small-Mid Cap Growth Securities	17,319	84,189	(66,870)	128,684	59,600	69,084
Franklin U.S. Government	79,960	153,585	(73,625)	62,209	151,031	(88,822)
Mutual Shares Securities	193,297	35,381	157,916	8,829	47,742	(38,913)
Templeton Growth Securities	12,444	34,787	(22,343)	17,791	54,431	(36,640)
J.P. Morgan Insurance Trust:
Mid-Cap Value	19,056	84,251	(65,195)	181,860	52,679	129,181
Small Cap Core	7,501	33,884	(26,383)	10,776	27,060	(16,284)
T. Rowe Price Equity Series, Inc.:
Equity Income	31,982	295,792	(263,810)	55,359	325,813	(270,454)
Mid-Cap Growth	11,731	47,427	(35,696)	17,864	62,449	(44,585)
New America Growth	10,633	69,867	(59,234)	28,088	455,404	(427,316)
Personal Strategy Balanced	30,650	125,164	(94,514)	29,458	112,833	(83,375)
T. Rowe Price International Series, Inc.:
International Stock	53,287	89,232	(35,945)	158,056	123,513	34,543
Product C:
Calvert Variable Products, Inc.:
EAFE International Index – F	1,763	13,293	(11,530)	88,910	671,443	(582,533)
NASDAQ 100 Index	4,802	4,605	197	5,443	7,376	(1,933)
Russell 2000 Small Cap Index – F	1,389	3,950	(2,561)	1,185	2,044	(859)
S&P MidCap 400 Index – F	3,016	1,093	1,923	673	1,945	(1,272)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2013			2012
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Product C (continued):
Columbia Variable Products, Inc.:
International Opportunity	4,900	2,106	2,794	844	377	467
Mid Cap Value Opportunity	1,006	1,863	(857)	11,576	179,700	(168,124)
Small Cap Value	9,265	21,461	(12,196)	143,281	10,060	133,221
Small Co. Growth	611	8,049	(7,438)	14,685	160,929	(146,244)
DWS Variable Series I:
Global Small Cap Growth	1,299	2,458	(1,159)	1,351	1,542	(191)
DWS Variable Series II:
Global Growth	14,989	380,587	(365,598)	365,129	382,789	(17,660)
Federated Insurance Series:
Managed Tail Risk	12,668	170,353	(157,685)	155,289	328,730	(173,441)
Managed Volatility	8,074	7,807	267	11,591	21,488	(9,897)
Prime Money	8,775	40,258	(31,483)	20,017	95,147	(75,130)
Quality Bond	75,455	89,240	(13,785)	363,730	759,739	(396,009)
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	39,545	97,610	(58,065)	401,516	64,077	337,439
Growth – SC2	4,788	3,928	860	3,439	4,193	(754)
High Income – SC2	120,207	16,858	103,349	49,402	13,747	35,655
Index 500 – SC2	8,153	3,760	4,393	1,984	3,783	(1,799)
Mid-Cap – SC2	131,542	17,536	114,006	18,782	99,280	(80,498)
Fidelity Real Estate – SC2	16,847	16,589	258	103,682	168,839	(65,157)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	1,738	6,993	(5,255)	20,178	220,727	(200,549)
Franklin U.S. Government	54,657	45,487	9,170	344,031	150,499	193,532
Mutual Shares Securities	431,618	39,391	392,227	1,675	12,377	(10,702)
Templeton Global Bond Securities	19,624	93,542	(73,918)	212,198	13,845	198,353
J.P. Morgan Insurance Trust:
Intrepid Growth	116,429	35,672	80,757	140,738	297,688	(156,950)
Intrepid Mid Cap	14,419	173,024	(158,605)	389,807	24,616	365,191
Mid Cap Growth	730	770	(40)	990	5,350	(4,360)
Small Cap Core – CL2	648	253	395	1,685	4,673	(2,988)
T. Rowe Price Equity Series, Inc.:
Equity Income	19,978	424,167	(404,189)	373,380	372,115	1,265
New America Growth	754	394	360	1,924	4,654	(2,730)
Personal Strategy Balanced	2,675	2,223	452	4,810	4,729	81
T. Rowe Price International Series, Inc.:
International Stock	365,516	48,565	316,951	180,362	23,379	156,983

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2013, 2012, 2011, 2010 and 2009, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2013	40,704	$18.18	$740,099	1.21%	1.25%	28.48%
2012	44,917	14.15	635,454	2.01	1.25	14.95
2011	57,561	12.31	708,771	1.32	1.25	(1.91)
2010	63,868	12.55	801,701	2.21	1.25	17.73
2009	76,758	10.66	818,062	3.90	1.25	28.43
Inflation Protection Bond:
2013	55,679	13.01	724,373	1.86	1.25	(9.34)
2012	78,192	14.35	1,122,180	2.82	1.25	6.22
2011	43,828	13.51	592,171	4.11	1.25	10.74
2010	90,033	12.20	1,098,687	1.80	1.25	4.01
2009	74,574	11.73	874,461	1.85	1.25	9.12
Ultra:
2013	110,303	17.34	1,912,164	0.54	1.25	35.47
2012	123,624	12.80	1,582,810	–	1.25	12.48
2011	142,039	11.38	1,616,259	–	1.25	(0.18)
2010	170,941	11.40	1,948,398	0.52	1.25	14.69
2009	195,392	9.94	1,942,679	0.28	1.25	32.71
Value:
2013	288,572	15.11	4,361,243	1.65	1.25	30.03
2012	302,413	11.62	3,512,657	2.17	1.25	13.26
2011	48,203	10.26	494,777	2.05	1.25	(0.29)
2010	56,993	10.29	586,286	2.27	1.25	12.09
2009	51,268	9.18	470,823	5.66	1.25	18.30
Vista:
2013	155,450	20.55	3,194,385	–	1.25	28.60
2012	166,752	15.98	2,664,974	–	1.25	14.14
2011	198,731	14.00	2,781,427	–	1.25	(8.97)
2010	251,729	15.38	3,872,557	–	1.25	22.35
2009	280,987	12.57	3,533,137	–	1.25	20.87
Calvert Variable Products, Inc.:
NASDAQ 100 Index:
2013	229,619	27.07	6,215,436	0.81	1.25	34.41
2012	255,958	20.14	5,155,427	0.65	1.25	16.15
2011	293,790	17.34	5,093,820	0.27	1.25	1.76
2010	332,402	17.04	5,663,651	0.18	1.25	18.17
2009	383,213	14.42	5,527,597	0.09	1.25	51.63
Russell 2000 Small Cap Index:
2013	259,145	27.31	7,076,901	0.73	1.25	36.21
2012	291,176	20.05	5,837,916	0.93	1.25	14.05
2011	335,385	17.58	5,894,589	0.48	1.25	(6.04)
2010	392,203	18.71	7,336,730	0.51	1.25	24.57
2009	468,142	15.02	7,032,680	0.61	1.25	24.65

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
Calvert Variable Products, Inc. (continued):
S&P MidCap 400 Index:
2013		279,168	$29.83	$8,327,937	0.88%	1.25%	31.18%
2012		303,566	22.74	6,902,307	0.91	1.25	15.84
2011		354,746	19.63	6,961,921	0.64	1.25	(3.40)
2010		402,895	20.32	8,187,687	0.74	1.25	24.43
2009		473,280	16.33	7,730,110	0.91	1.25	34.62
Dreyfus Variable Investment Fund:
Appreciation:
2013		380,701	18.21	6,932,364	1.94	1.25	19.65
2012		412,509	15.22	6,279,793	3.44	1.25	9.03
2011		321,667	13.96	4,489,829	1.75	1.25	7.72
2010		381,036	12.96	4,938,902	1.96	1.25	13.88
2009		363,399	11.38	4,135,995	2.84	1.25	21.06
Dreyfus Growth & Income:
2013		79,919	17.19	1,374,108	0.90	1.25	35.04
2012		90,737	12.73	1,154,703	1.43	1.25	16.68
2011		104,289	10.91	1,138,049	1.24	1.25	(3.96)
2010		121,259	11.36	1,378,101	1.21	1.25	17.11
2009		128,048	9.70	1,242,388	1.33	1.25	27.13
International Equity:
2013		191,664	22.85	4,378,626	2.85	1.25	16.28
2012		219,884	19.65	4,319,703	0.56	1.25	21.67
2011		481,583	16.15	7,777,904	2.54	1.25	(15.71)
2010		716,088	19.16	13,723,778	1.60	1.25	8.62
2009		685,458	17.64	12,089,584	3.63	1.25	23.79
Opportunistic Small Cap:
2013		165,481	17.89	2,960,665	–	1.25	46.76
2012		173,856	12.19	2,119,793	–	1.25	19.04
2011		204,337	10.24	2,092,256	0.43	1.25	(14.88)
2010		249,872	12.03	3,006,431	0.76	1.25	29.49
2009		272,565	9.29	2,531,903	1.58	1.25	24.53
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2013		45,661	15.79	721,124	1.01	1.25	32.36
2012		46,887	11.93	559,461	0.56	1.25	10.26
2011		51,314	10.82	555,016	0.69	1.25	(0.55)
2010		58,694	10.88	638,523	0.64	1.25	13.10
2009		60,062	9.62	577,622	0.64	1.25	31.78
Federated Insurance Series:
Managed Tail Risk: (5)
2013		2,562,985	11.69	29,956,958	1.04	1.25	15.06
2012		3,052,230	10.16	31,016,727	0.58	1.25	8.78
2011	(6)	3,841,510	9.34	35,875,633	–	1.25	(6.60)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
Federated Insurance Series (continued):
Managed Volatility:
2013		2,229,326	$13.41	$29,886,935	2.92%	1.25%	20.27%
2012		2,508,811	11.15	27,970,342	3.00	1.25	12.17
2011	(6)	2,788,766	9.94	27,723,458	–	1.25	(0.60)
Prime Money:
2013		231,179	9.70	2,242,049	–	1.25	(1.22)
2012		349,263	9.82	3,429,609	–	1.25	(1.21)
2011	(6)	521,951	9.94	5,189,754	–	1.25	(0.60)
Quality Bond:
2013		2,888,116	10.60	30,627,811	4.16	1.25	(0.28)
2012		3,097,873	10.63	32,921,839	4.19	1.25	8.36
2011	(6)	3,515,952	9.81	34,479,929	–	1.25	(1.90)
Fidelity® Variable Insurance Products Funds:
Contrafund:
2013		1,366,152	22.27	30,420,204	–	1.25	29.70
2012		1,438,077	17.17	24,693,416	1.31	1.25	15.00
2011		1,563,909	14.93	23,355,232	0.93	1.25	(3.74)
2010		1,872,805	15.51	29,047,330	1.20	1.25	15.75
2009		2,154,343	13.40	28,864,905	1.39	1.25	34.00
Growth:
2013		836,057	14.03	11,730,118	0.29	1.25	34.64
2012		959,246	10.42	9,993,574	0.57	1.25	13.26
2011		1,087,524	9.20	10,002,251	0.35	1.25	(0.97)
2010		1,212,954	9.29	11,270,777	0.27	1.25	22.56
2009		1,331,537	7.58	10,089,164	0.45	1.25	26.76
Fidelity Growth & Income:
2013		281,521	15.45	4,348,936	1.82	1.25	31.94
2012		322,681	11.71	3,778,383	2.14	1.25	17.10
2011		376,258	10.00	3,762,245	1.70	1.25	0.40
2010		433,316	9.96	4,316,805	0.69	1.25	13.44
2009		485,584	8.78	4,264,373	1.09	1.25	25.61
High Income – SC2:
2013		338,244	22.47	7,601,779	5.80	1.25	4.37
2012		358,037	21.53	7,707,828	8.05	1.25	12.55
2011		184,060	19.13	3,520,160	6.21	1.25	2.46
2010		230,243	18.67	4,298,453	7.53	1.25	12.27
2009		253,097	16.63	4,208,506	8.10	1.25	41.77
Index 500:
2013		889,447	14.96	13,306,681	1.87	1.25	30.66
2012		990,987	11.45	11,350,092	2.01	1.25	14.50
2011		1,158,800	10.00	11,592,808	1.83	1.25	0.70
2010		1,361,833	9.93	13,516,554	1.86	1.25	13.62
2009		1,591,459	8.74	13,905,543	2.57	1.25	25.04

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
Fidelity® Variable Insurance Products Funds (continued):
Mid-Cap – SC2:
2013	441,055	$32.64	$14,397,783	0.29%	1.25%	34.21%
2012	411,321	24.32	10,004,719	0.37	1.25	13.12
2011	464,976	21.50	9,995,396	0.02	1.25	(11.92)
2010	615,649	24.41	15,029,688	0.12	1.25	26.94
2009	677,644	19.23	13,027,931	0.46	1.25	38.05
Overseas:
2013	335,953	15.79	5,303,920	1.37	1.25	28.90
2012	373,466	12.25	4,576,432	1.82	1.25	19.16
2011	442,058	10.28	4,542,350	1.28	1.25	(18.15)
2010	534,794	12.56	6,716,009	1.38	1.25	11.74
2009	604,056	11.24	6,791,047	2.19	1.25	24.89
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2013	301,412	15.79	4,759,988	4.52	1.25	1.02
2012	333,277	15.63	5,208,484	–	1.25	25.85
2011	387,804	12.42	4,815,814	7.85	1.25	(6.76)
2010	408,425	13.32	5,442,038	2.87	1.25	19.46
2009	490,684	11.15	5,472,173	12.63	1.25	7.62
Franklin Small Cap Value Securities:
2013	214,915	31.32	6,730,581	1.30	1.25	34.59
2012	243,442	23.27	5,665,245	0.89	1.25	16.93
2011	395,368	19.90	7,868,876	0.68	1.25	(4.92)
2010	498,531	20.93	10,436,728	0.75	1.25	26.62
2009	542,688	16.53	8,971,805	1.78	1.25	27.55
Franklin Small-Mid Cap Growth Securities:
2013	248,270	21.15	5,251,425	–	1.25	36.45
2012	315,140	15.50	4,884,547	–	1.25	9.46
2011	246,056	14.16	3,483,502	–	1.25	(5.98)
2010	290,258	15.06	4,371,254	–	1.25	26.03
2009	339,250	11.95	4,053,374	–	1.25	41.76
Franklin U.S. Government:
2013	639,828	13.81	8,837,760	2.83	1.25	(3.49)
2012	713,453	14.31	10,206,402	2.66	1.25	0.63
2011	802,275	14.22	11,405,856	3.27	1.25	4.41
2010	830,377	13.62	11,309,752	3.32	1.25	3.97
2009	879,223	13.10	11,515,872	3.64	1.25	1.87
Mutual Shares Securities:
2013	316,610	19.42	6,147,287	2.54	1.25	26.68
2012	158,694	15.33	2,432,131	2.03	1.25	12.89
2011	197,607	13.58	2,684,071	2.28	1.25	(2.30)
2010	239,375	13.90	3,326,280	1.52	1.25	9.88
2009	289,771	12.65	3,666,700	1.93	1.25	24.51

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
Franklin Templeton Variable Insurance Products Trust (continued):
Templeton Growth Securities:
2013	183,088	$18.91	$3,462,317	2.66%	1.25%	29.25%
2012	205,431	14.63	3,006,456	2.11	1.25	19.53
2011	242,071	12.24	2,962,713	1.10	1.25	(8.11)
2010	454,713	13.32	6,056,269	1.27	1.25	6.05
2009	595,793	12.56	7,482,270	3.75	1.25	29.48
J.P. Morgan Insurance Trust:
Mid-Cap Value:
2013	285,692	32.64	9,325,812	1.11	1.25	30.66
2012	350,887	24.98	8,764,721	0.81	1.25	18.90
2011	221,706	21.01	4,657,657	1.34	1.25	0.91
2010	246,852	20.82	5,138,825	1.20	1.25	21.97
2009	276,109	17.07	4,714,208	2.31	1.25	25.05
Small Cap Core:
2013	148,509	25.87	3,842,178	0.57	1.25	40.52
2012	174,892	18.41	3,219,101	0.20	1.25	18.24
2011	191,176	15.57	2,975,677	0.13	1.25	(5.92)
2010	218,567	16.55	3,616,529	–	1.25	25.57
2009	255,763	13.18	3,370,696	0.82	1.25	21.03
T. Rowe Price Equity Series, Inc.:
Equity Income:
2013	836,025	20.27	16,948,745	1.51	1.25	28.13
2012	1,099,835	15.82	17,401,429	2.12	1.25	15.73
2011	1,370,289	13.67	18,737,970	1.74	1.25	(1.94)
2010	1,484,755	13.94	20,701,940	1.88	1.25	13.61
2009	1,752,222	12.27	21,508,247	1.99	1.25	24.06
Mid-Cap Growth:
2013	276,943	33.57	9,297,920	–	1.25	35.04
2012	312,639	24.86	7,773,737	–	1.25	12.49
2011	357,224	22.10	7,896,085	–	1.25	(2.51)
2010	396,695	22.67	8,991,184	–	1.25	26.58
2009	447,857	17.91	8,022,311	–	1.25	43.86
New America Growth:
2013	279,330	16.57	4,627,511	–	1.25	36.38
2012	338,564	12.15	4,114,335	0.29	1.25	11.67
2011	765,880	10.88	8,330,497	0.21	1.25	(2.25)
2010	875,421	11.13	9,744,057	0.19	1.25	18.15
2009	960,256	9.42	9,045,272	–	1.25	47.88
Personal Strategy Balanced:
2013	634,017	20.97	13,297,000	1.49	1.25	16.44
2012	728,531	18.01	13,117,506	1.95	1.25	13.77
2011	811,906	15.83	12,854,600	2.03	1.25	(1.55)
2010	916,963	16.08	14,745,442	2.32	1.25	12.29
2009	1,131,924	14.32	16,208,199	2.16	1.25	30.54

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A and B (continued):
T. Rowe Price International Series, Inc.:
International Stock:
2013	606,582	$13.55	$8,219,123	0.86%	1.25%	12.64%
2012	642,527	12.03	7,728,624	1.31	1.25	17.02
2011	607,984	10.28	6,251,747	1.85	1.25	(13.90)
2010	308,653	11.94	3,686,224	0.89	1.25	12.96
2009	344,519	10.57	3,640,162	2.94	1.25	50.57
Product C:
Calvert Variable Products, Inc.:
EAFE International Index – F:
2013	45,679	$9.96	$454,934	1.86%	1.00%	19.28%
2012	57,209	8.35	477,651	0.72	1.00	15.97
2011	639,742	7.20	4,608,710	1.75	1.00	(13.77)
2010	641,674	8.35	5,359,865	1.49	1.00	5.43
2009	473,935	7.92	3,754,797	1.40	1.00	26.11
NASDAQ 100 Index:
2013	14,380	19.13	275,134	0.84	1.00	34.72
2012	14,183	14.20	201,424	0.63	1.00	16.39
2011	16,116	12.20	196,544	0.22	1.00	2.01
2010	23,346	11.96	279,111	0.22	1.00	18.42
2009	14,672	10.10	148,121	0.13	1.00	52.11
Russell 2000 Small Cap Index – F:
2013	19,448	16.90	328,657	0.47	1.00	36.29
2012	22,009	12.40	272,928	0.75	1.00	14.08
2011	22,868	10.87	248,555	0.27	1.00	(5.97)
2010	24,746	11.56	286,131	0.38	1.00	24.57
2009	15,396	9.28	142,891	0.44	1.00	24.73
S&P MidCap 400 Index – F:
2013	25,522	16.08	410,378	0.49	1.00	31.16
2012	23,599	12.26	289,286	0.60	1.00	15.88
2011	24,871	10.58	263,206	0.36	1.00	(3.47)
2010	27,406	10.96	300,301	0.44	1.00	24.55
2009	23,559	8.80	207,434	0.74	1.00	34.76
Columbia Variable Products, Inc.:
International Opportunity:
2013	10,825	10.22	110,624	1.74	1.00	21.09
2012	8,031	8.44	67,743	1.72	1.00	16.74
2011	7,564	7.23	54,678	6.50	1.00	(13.62)
2010	10,194	8.37	85,346	4.18	1.00	7.72
2009	7,399	7.77	57,483	0.38	1.00	29.07

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
Columbia Variable Products, Inc. (continued):
Mid Cap Value Opportunity:
2013		15,201	$13.97	$212,424	–%	1.00%	36.43%
2012		16,058	10.24	164,365	–	1.00	17.57
2011		184,182	8.71	1,605,114	1.57	1.00	(8.89)
2010		215,451	9.56	2,059,610	1.33	1.00	21.78
2009		74,394	7.85	584,174	1.23	1.00	30.40
Small Cap Value:
2013		131,289	16.31	2,141,585	1.00	1.00	32.71
2012		143,485	12.29	1,763,430	0.05	1.00	10.13
2011		10,264	11.16	114,517	0.97	1.00	(7.00)
2010		12,936	12.00	155,273	1.05	1.00	25.13
2009		12,919	9.59	123,854	1.01	1.00	23.74
Small Co. Growth:
2013		8,620	13.97	120,453	–	1.00	38.59
2012		16,058	10.08	161,820	–	1.00	10.65
2011		162,302	9.11	1,478,758	–	1.00	(6.76)
2010		179,164	9.77	1,750,090	–	1.00	26.72
2009		139,261	7.71	1,073,166	–	1.00	24.15
DWS Variable Series I:
Global Small Cap Growth:
2013		12,711	14.06	178,758	0.64	1.00	34.55
2012		13,870	10.45	144,902	0.68	1.00	14.21
2011		14,061	9.15	128,600	1.85	1.00	(10.73)
2010		21,152	10.25	216,833	0.39	1.00	25.31
2009		18,486	8.18	151,137	1.31	1.00	46.86
DWS Variable Series II:
Global Growth: (7)
2013		26,835	10.77	288,958	3.35	1.00	20.88
2012		392,433	8.91	3,495,912	1.39	1.00	17.39
2011		410,093	7.59	3,111,175	0.64	1.00	(15.20)
2010		419,791	8.95	3,756,766	0.93	1.00	12.58
2009		310,851	7.95	2,472,273	1.14	1.00	42.47
Federated Insurance Series:
Managed Tail Risk: (5)
2013		65,444	11.76	769,559	1.78	1.00	15.29
2012		223,129	10.20	2,275,578	0.65	1.00	9.09
2011	(6)	396,570	9.35	3,707,651	–	1.00	(6.50)
Managed Volatility:
2013		142,268	13.49	1,919,467	2.85	1.00	20.55
2012		142,001	11.19	1,589,355	2.99	1.00	12.35
2011	(6)	151,898	9.96	1,512,214	–	1.00	(0.40)

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
Federated Insurance Series (continued):
Prime Money:
2013		6,759	$9.76	$65,948	–%	1.00%	(1.01)%
2012		38,242	9.86	376,886	–	1.00	(0.90)
2011	(6)	113,372	9.95	1,128,543	–	1.00	(0.50)
Quality Bond:
2013		529,821	10.67	5,652,976	4.17	1.00	–
2012		543,606	10.67	5,798,006	4.92	1.00	8.66
2011	(6)	939,615	9.82	9,225,144	–	1.00	(1.80)
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2:
2013		394,401	14.07	5,550,375	0.80	1.00	29.68
2012		452,466	10.85	4,910,740	1.98	1.00	14.94
2011		115,027	9.44	1,085,653	0.64	1.00	(3.67)
2010		154,879	9.80	1,518,518	1.13	1.00	15.70
2009		107,016	8.47	906,392	1.62	1.00	34.23
Growth – SC2:
2013		33,406	13.68	457,140	0.05	1.00	34.65
2012		32,546	10.16	330,711	0.36	1.00	13.27
2011		33,300	8.97	298,733	0.12	1.00	(0.99)
2010		35,057	9.06	317,703	0.03	1.00	22.60
2009		28,150	7.39	208,033	0.28	1.00	26.76
High Income – SC2:
2013		155,679	14.46	2,251,803	7.45	1.00	4.63
2012		52,330	13.82	723,265	8.55	1.00	12.82
2011		16,675	12.25	204,238	5.55	1.00	2.68
2010		21,717	11.93	259,019	7.61	1.00	12.55
2009		13,330	10.60	141,259	13.60	1.00	42.09
Index 500 – SC2:
2013		45,574	15.24	694,436	1.76	1.00	30.59
2012		41,181	11.67	480,430	1.90	1.00	14.52
2011		42,980	10.19	437,962	1.57	1.00	0.79
2010		53,381	10.11	539,697	1.78	1.00	13.60
2009		47,514	8.90	422,926	2.93	1.00	25.00
Mid-Cap – SC2:
2013		164,618	14.82	2,439,746	0.35	1.00	34.48
2012		50,612	11.02	557,543	0.20	1.00	13.49
2011		131,110	9.71	1,273,311	0.02	1.00	(11.73)
2010		145,271	11.00	1,598,300	0.12	1.00	27.31
2009		128,456	8.64	1,110,238	0.58	1.00	38.24
Fidelity Real Estate – SC2:
2013		130,699	12.27	1,603,752	1.62	1.00	0.57
2012		130,441	12.20	1,591,041	1.07	1.00	17.20
2011		195,598	10.41	2,036,824	0.91	1.00	6.66
2010		208,953	9.76	2,038,468	1.30	1.00	28.93
2009		199,492	7.57	1,510,962	3.37	1.00	35.91

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities:
2013	27,646	$15.60	$431,404	1.36%	1.00%	34.83%
2012	32,901	11.57	380,577	1.20	1.00	17.22
2011	233,450	9.87	2,303,755	0.71	1.00	(4.64)
2010	238,158	10.35	2,466,096	0.78	1.00	26.84
2009	188,295	8.16	1,535,897	1.45	1.00	27.90
Franklin U.S. Government:
2013	400,209	11.55	4,624,089	2.82	1.00	(3.27)
2012	391,039	11.94	4,667,813	1.90	1.00	0.93
2011	197,507	11.83	2,337,200	3.22	1.00	4.60
2010	212,844	11.31	2,407,023	3.44	1.00	4.24
2009	155,737	10.85	1,689,510	4.15	1.00	2.07
Mutual Shares Securities:
2013	404,485	14.10	5,702,939	3.08	1.00	27.03
2012	12,258	11.10	136,088	1.99	1.00	13.03
2011	22,960	9.82	225,353	2.35	1.00	(2.00)
2010	29,689	10.02	297,382	1.55	1.00	10.11
2009	18,099	9.10	164,676	2.12	1.00	24.83
Templeton Global Bond Securities:
2013	148,346	15.60	2,314,229	4.00	1.00	0.65
2012	222,264	15.50	3,446,029	1.41	1.00	13.89
2011	23,911	13.61	325,405	5.72	1.00	(1.80)
2010	26,889	13.86	372,820	1.47	1.00	13.24
2009	23,505	12.24	287,601	14.94	1.00	17.58
J.P. Morgan Insurance Trust:
Intrepid Growth:
2013	266,514	15.18	4,046,263	0.78	1.00	33.16
2012	185,757	11.40	2,118,033	0.86	1.00	15.15
2011	342,707	9.90	3,393,364	1.00	1.00	0.81
2010	370,346	9.82	3,635,885	0.92	1.00	14.99
2009	278,923	8.54	2,382,367	0.48	1.00	33.02
Intrepid Mid Cap:
2013	210,552	16.86	3,550,148	1.41	1.00	39.22
2012	369,157	12.11	4,471,189	0.03	1.00	14.79
2011	3,966	10.55	41,847	0.87	1.00	(2.50)
2010	4,932	10.82	53,370	1.12	1.00	18.38
2009	4,075	9.14	37,265	1.09	1.00	34.21
Mid Cap Growth:
2013	15,308	15.34	234,871	0.06	1.00	41.91
2012	15,348	10.81	165,946	–	1.00	14.88
2011	19,708	9.41	185,359	–	1.00	(7.02)
2010	24,863	10.12	251,631	–	1.00	24.32
2009	21,239	8.14	172,815	–	1.00	41.57

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product C (continued):
J.P. Morgan Insurance Trust (continued):
Small Cap Core – CL2:
2013	9,716	$17.52	$170,192	0.35%	1.00%	40.50%
2012	9,321	12.47	116,220	–	1.00	18.31
2011	12,309	10.54	129,794	–	1.00	(5.98)
2010	14,224	11.21	159,496	–	1.00	25.53
2009	12,277	8.93	109,569	0.86	1.00	27.03
T. Rowe Price Equity Series, Inc.:
Equity Income:
2013	128,696	14.28	1,837,338	1.32	1.00	28.53
2012	532,885	11.11	5,922,847	2.16	1.00	15.97
2011	531,620	9.58	5,094,229	1.75	1.00	(1.74)
2010	566,307	9.75	5,519,672	1.94	1.00	13.90
2009	493,247	8.56	4,221,865	2.08	1.00	24.42
New America Growth:
2013	8,066	17.24	139,081	–	1.00	36.61
2012	7,706	12.62	97,233	0.39	1.00	11.98
2011	10,436	11.27	117,559	0.22	1.00	(2.00)
2010	10,486	11.50	120,585	0.23	1.00	18.43
2009	6,305	9.71	61,211	–	1.00	48.24
Personal Strategy Balanced:
2013	22,836	14.48	330,558	1.52	1.00	16.77
2012	22,384	12.40	277,493	1.99	1.00	14.08
2011	22,303	10.87	242,521	2.05	1.00	(1.36)
2010	25,642	11.02	282,507	2.40	1.00	12.56
2009	15,386	9.79	150,574	2.27	1.00	30.88
T. Rowe Price International Series, Inc.:
International Stock:
2013	505,823	11.11	5,621,726	1.09	1.00	12.91
2012	188,872	9.84	1,858,837	2.44	1.00	17.28
2011	31,889	8.39	267,635	1.15	1.00	(13.68)
2010	44,523	9.72	432,924	1.01	1.00	13.29
2009	30,845	8.58	264,682	4.59	1.00	50.79

(1)  These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)  These ratios represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Farm Bureau Life Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

(3)  These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized. For subaccounts which redeemed in full during the period indicated, total return has been calculated from the beginning of the reporting period through the date all assets were redeemed and has not been annualized.

(4)  There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)  Formerly Capital Appreciation. Effective February 15, 2013, the fund's name changed.

(6)  Subaccount commenced operations on July 15, 2011.

(7)  Formerly Global Thematic. Effective May 1, 2013, the fund's name changed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
April 25, 2014

1

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

	December 31,
	2013	2012
Assets
Investments:
Fixed maturities – available for sale, at fair value (amortized cost: 2013 – $5,761,773; 2012 – $5,586,864)	$6,010,246	$6,213,266
Equity securities – available for sale, at fair value (cost: 2013 – $88,344; 2012 – $80,740)	89,177	84,432
Mortgage loans	580,099	559,984
Real estate	4,084	4,668
Policy loans	176,993	174,254
Short-term investments	72,649	50,014
Other investments	1,079	371
Total investments	6,934,327	7,086,989
Cash and cash equivalents	5,422	24,834
Securities and indebtedness of related parties	116,305	100,606
Accrued investment income	74,910	69,517
Reinsurance recoverable	100,001	98,238
Deferred acquisition costs	323,649	193,688
Value of insurance in force acquired	23,579	17,154
Current income taxes recoverable	–	6,421
Other assets	36,620	35,769
Assets held in separate accounts	693,955	618,809
Total assets	$8,308,768	$8,252,025

See accompanying notes.
2

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)
(Dollars in thousands, except per share data)

	December 31,
	2013	2012
Liabilities and stockholder's equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,278,871	$4,050,846
Traditional life insurance and accident and health products	1,515,139	1,457,075
Other policy claims and benefits	44,712	38,213
Supplementary contracts without life contingencies	349,761	361,273
Advance premiums and other deposits	240,441	226,485
Amounts payable to affiliates	451	620
Current income taxes	637	–
Deferred income taxes	137,088	228,582
Other liabilities	50,421	71,493
Liabilities related to separate accounts	693,955	618,809
Total liabilities	7,311,476	7,053,396
Stockholder's equity:
Farm Bureau Life Insurance Company stockholder's equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share – authorized 6,000 shares, none issued and outstanding	–	–
Common stock, par value $50.00 per share – authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	121,868	296,423
Retained earnings	701,694	728,474
Total Farm Bureau Life Insurance Company stockholder's equity	997,257	1,198,592
Noncontrolling interest	35	37
Total stockholder's equity	997,292	1,198,629
Total liabilities and stockholder's equity	$8,308,768	$8,252,025

See accompanying notes.
3

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Revenues:
Interest sensitive product charges	$111,532	$101,365	$93,401
Traditional life insurance premiums	180,944	175,086	168,420
Net investment income	365,254	359,120	341,744
Net realized capital gains on sales of investments	18,408	18,840	12,415
Total other-than-temporary impairment losses	(6,662)	(26,399)	(20,206)
Non-credit portion in other comprehensive income	4,250	9,372	6,555
Net impairment loss recognized in earnings	(2,412)	(17,027)	(13,651)
Other income	3,323	3,569	3,751
Total revenues	677,049	640,953	606,080
Benefits and expenses:
Interest sensitive product benefits	203,599	196,387	190,987
Traditional life insurance benefits	160,471	156,290	148,911
Policyholder dividends	13,319	14,275	17,029
Underwriting, acquisition and insurance expenses	140,906	140,969	121,243
Other expenses	248	321	389
Total benefits and expenses	518,543	508,242	478,559
	158,506	132,711	127,521
Income taxes	(52,698)	(44,297)	(41,368)
Equity income, net of related income taxes	7,410	4,683	1,284
Net income	113,218	93,097	87,437
Net loss attributable to noncontrolling interest	2	2	2
Net income attributable to Farm Bureau Life Insurance Company	$113,220	$93,099	$87,439

See accompanying notes.
4

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Net income	$113,218	$93,097	$87,437
Other comprehensive income (loss) (1)
Change in net unrealized investment gains/losses	(171,999)	124,945	138,564
Non-credit impairment losses	(2,690)	(5,984)	(4,261)
Change in underfunded status of postretirement benefit plans	134	(96)	(5)
Total other comprehensive income (loss), net of tax	(174,555)	118,865	134,298
Total comprehensive income (loss), net of tax	(61,337)	211,962	221,735
Comprehensive loss attributable to noncontrolling interest	2	2	2
Total comprehensive income (loss) applicable to Farm Bureau Life Insurance Company	$(61,335)	$211,964	$221,737

(1)  Other comprehensive income is recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities.

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
(Dollars in thousands)

	Farm Bureau Life Insurance Company Stockholder's Equity
	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Non- controlling Interest	Total Stockholder's Equity
Balance at January 1, 2011	$2,500	$171,195	$43,260	$612,936	$41	$829,932
Net income	–	–	–	87,439	(2)	87,437
Other comprehensive income	–	–	134,298	–	–	134,298
Dividends to parent	–	–	–	(20,000)	–	(20,000)
Balance at December 31, 2011	2,500	171,195	177,558	680,375	39	1,031,667
Net income	–	–	–	93,099	(2)	93,097
Other comprehensive income	–	–	118,865	–	–	118,865
Dividends to parent	–	–	–	(45,000)	–	(45,000)
Balance at December 31, 2012	2,500	171,195	296,423	728,474	37	1,198,629
Net income	–	–	–	113,220	(2)	113,218
Other comprehensive loss	–	–	(174,555)	–	–	(174,555)
Dividends to parent	–	–	–	(140,000)	–	(140,000)
Balance at December 31, 2013	$2,500	$171,195	$121,868	$701,694	$35	$997,292

See accompanying notes.
5

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Operating activities
Net income	$113,218	$93,097	$87,437
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	144,906	141,490	138,017
Charges for mortality, surrenders and administration	(100,820)	(95,437)	(88,850)
Net realized (gains) losses on investments	(15,996)	(1,813)	1,236
Change in fair value of derivatives	(955)	259	85
Increase in liabilities for traditional life and accident and health benefits	58,064	55,080	39,545
Deferral of acquisition costs	(43,453)	(47,551)	(44,620)
Amortization of deferred acquisition costs and value of insurance in force	34,304	41,157	29,784
Change in reinsurance recoverable	(1,763)	(3,553)	(424)
Provision for deferred income taxes	2,496	17,724	1,689
Other	(9,339)	7,275	27,256
Net cash provided by operating activities	180,662	207,728	191,155
Investing activities
Sales, maturities or repayments:
Fixed maturities – available for sale	674,509	652,274	404,239
Equity securities – available for sale	12,810	12,860	2,505
Mortgage loans	64,215	71,544	182,948
Derivative instruments	507	161	1,698
Policy loans	34,946	35,907	37,823
Securities and indebtedness of related parties	10,380	301	86
Other investments	30	–	–
Real estate	1,957	–	5,075
Acquisitions:
Fixed maturities – available for sale	(830,498)	(1,041,330)	(860,600)
Equity securities – available for sale	(26,414)	(38,962)	(3,280)
Mortgage loans	(87,568)	(75,780)	(181,520)
Derivative instruments	(607)	(223)	(274)
Policy loans	(37,685)	(37,793)	(39,672)
Securities and indebtedness of related parties	(30,960)	(38,152)	(26,679)
Short-term investments, net change	(22,635)	(45,625)	161,963
Purchases and disposals of property and equipment, net	(3,402)	(414)	(441)
Net cash used in investing activities	(240,415)	(505,232)	(316,129)

See accompanying notes.
6

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(Dollars in thousands)

	Year ended December 31,
	2013	2012	2011
Financing activities
Contract holder account deposits	$565,255	$629,700	$614,264
Contract holder account withdrawals	(384,914)	(361,189)	(371,369)
Dividends paid to parent	(140,000)	(45,000)	(20,000)
Net cash provided by financing activities	40,341	223,511	222,895
Increase (decrease) in cash and cash equivalents	(19,412)	(73,993)	97,921
Cash and cash equivalents at beginning of year	24,834	98,827	906
Cash and cash equivalents at end of year	$5,422	$24,834	$98,827
Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$31,079	$25,203	$25,238
Non-cash investing activity:
Foreclosure of mortgage loans to real estate	1,575	2,131	–

See accompanying notes.
7

FARM BUREAU LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013

1. Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our wholly-owned subsidiary, Greenfields Life Insurance Company (Greenfields) was launched in early 2013 and offers life and annuity products in the state of Colorado.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Future Adoption of Recent Accounting Pronouncements

In January 2014, the Financial Accounting Standards Board (FASB) issued guidance related to accounting for investments in low income housing tax credit limited partnerships. Presently, we account for these investments under the equity method and include related tax benefits as a component of equity income. The new guidance gives us the option to account for these partnerships using the proportional amortization method, which amortizes the acquisition cost of the partnership in proportion to the recognition of the tax credits associated with these projects. The tax credits, net of the amortization of the partnership interest, will be recognized as a component of income taxes. This guidance must be applied retrospectively and will be effective for fiscal years beginning after December 15, 2014, with early adoption permitted. We are currently evaluating the impact of this new guidance.

Investments

Fixed Maturities and Equity Securities

Fixed maturities, comprised of bonds, redeemable preferred stock and certain non-redeemable preferred stock, which may be sold, are designated as "available for sale." Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to synthetic collateralized debt obligations are included directly in stockholder's equity as a component of accumulated other comprehensive income. Unrealized gains and losses relating to synthetic collateralized debt obligations are recorded as a component of net investment income in the consolidated statements of operations. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized.

Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of mutual funds and common and non-redeemable preferred stocks, are designated as "available for sale" and are reported at fair value. The change in unrealized gains and losses of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income is accrued on impaired loans to the extent it is deemed collectible (generally

8

delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

Real Estate

Real estate is reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an impairment loss is recognized and the property's cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance recognized as a realized loss on investments. There was one property held for investment with a valuation allowance of less than $0.1 million as of December 31, 2013 and 2012. There were no properties held for sale at December 31, 2013 and no properties held for sale with a valuation allowance as of December 31, 2012.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include call options, which are carried at fair value, and our ownership interest in aircraft acquired in a troubled debt restructuring with a bond issuer that filed for bankruptcy. The ownership interest in the aircraft is reported at cost, less accumulated depreciation.

We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable. These instruments are carried at fair value with changes reflected in net investment income. See Note 2 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we are required to use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, insurance, broker/dealer and real estate industries and include low income housing tax credit generating partnerships. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value for a fixed maturity security is other than temporary and we do not intend to sell or believe we will be required to sell the security before recovery of our amortized cost, a specific write down is charged to earnings for the credit loss and a specific charge is recognized in accumulated other comprehensive income for the non-credit loss component. If we intend to sell or believe we will be required to sell a fixed maturity security before its recovery, the full amount of the impairment write down to fair value is charged to earnings. For all equity securities, the full amount of an other-than-temporary impairment write down is recognized as a realized loss on investments in the consolidated statements of operations and the new cost basis for the security is equal to its fair value.

We monitor the financial condition and operations of the issuers of fixed maturities and equity securities that could potentially have a credit impairment that is other-than-temporary. In determining whether or not an unrealized loss is other-than-temporary, we review factors such as:

•  historical operating trends;

•  business prospects;

9

•  status of the industry in which the company operates;

•  analyst ratings on the issuer and sector;

•  quality of management;

•  size of unrealized loss;

•  level of current market interest rates compared to market interest rates when the security was purchased; and

•  length of time the security has been in an unrealized loss position.

In order to determine the credit and non-credit impairment loss for fixed maturities, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an other-than- temporary impairment occurs and there is a non-credit portion of the unrealized loss that won't be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities, include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

After an other-than-temporary write down of all equity securities and any fixed maturities with a credit-only impairment, the cost basis is not adjusted for subsequent recoveries in fair value. For fixed maturities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation methods that vary by asset class. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values which are representative of the fair values of comparable issues. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. See Note 3 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable includes premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 2 for more information regarding derivatives and Note 4 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance In Force Acquired

Deferred acquisition costs include certain costs of successfully acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance

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acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.56% in 2013, 4.70% in 2012 and 4.72% in 2011.

For participating traditional life insurance and interest sensitive products, these costs are primarily being amortized in proportion to expected gross margins or gross profits. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Effective January 1, 2012, we retroactively adopted guidance issued by the FASB that narrowed the definition of deferrable acquisition costs associated with acquiring or renewing insurance contracts. In addition, during 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force and deferred acquisition costs, which increased net income $4.8 million.

Other Assets

Other assets include property and equipment, primarily comprised of capitalized software costs and furniture and equipment, which are reported at cost less allowances for depreciation and amortization. We expense costs incurred in the preliminary stages of developing internal-use software as well as costs incurred post-implementation for maintenance. Capitalization of internal-use software costs occurs after management has authorized the project and it is probable that the software will be used as intended. Amortization of software costs begins after the software has been placed in production. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from two to twenty years. Property and equipment had a carrying value of $7.2 million at December 31, 2013 and $4.5 million at December 31, 2012, and accumulated depreciation and amortization of $6.2 million at December 31, 2013 and $14.7 million at December 31, 2012. Depreciation and amortization expense for property and equipment was $0.7 million in 2013, $0.6 million in 2012 and $0.4 million in 2011.

Other assets at December 31, 2013 and 2012, also includes goodwill of $9.9 million related to the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct our impairment review at least annually as well as when circumstances suggest an impairment may have occurred. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. In the event that we were to dispose of a reporting unit, a discounted cash flow approach would be used to estimate the fair value of that reporting unit. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of our impairment review, we have determined our goodwill was not impaired as of December 31, 2013 or 2012.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are

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charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for our interest sensitive products ranged from 1.00% to 5.50% in 2013, 2012 and 2011.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 5.84% in 2013 and 2012 and 6.04% in 2011. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 30% of direct receipts from policyholders during 2013 (2012 – 35% and 2011 – 38%) and represented 11% of life insurance in force at December 31, 2013, and 12% in 2012 and 2011.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value and separate account liabilities represent policy account balances before applicable surrender charges. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

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All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$26,320	$22,650	$22,224
Amortization of deferred acquisition costs	31,135	35,343	33,932
Amortization of value of insurance in force acquired	2,565	5,563	(4,658)
Other underwriting, acquisition and insurance expenses, net of deferrals	80,886	77,413	69,745
Total	$140,906	$140,969	$121,243

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2. Investment Operations

Fixed Maturity and Equity Securities

Available-For-Sale Fixed Maturity and Equity Securities by Investment Category

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$3,139,536	$229,883	$(64,685)	$3,304,734	$490
Residential mortgage-backed	453,194	30,299	(7,727)	475,766	(4,155)
Commercial mortgage-backed	391,845	20,014	(7,192)	404,667	–
Other asset-backed	424,337	18,956	(6,486)	436,807	1,725
United States Government and agencies	38,250	4,199	(198)	42,251	–
State, municipal and other governments	1,314,611	60,445	(29,035)	1,346,021	–
Total fixed maturities	$5,761,773	$363,796	$(115,323)	$6,010,246	$(1,940)
Equity securities:
Non-redeemable preferred stocks	$65,692	$3,141	$(2,383)	$66,450	$–
Common stocks	22,652	75	–	22,727	–
Total equity securities	$88,344	$3,216	$(2,383)	$89,177	$–

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	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses		Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$2,896,556	$399,079	$(9,404)		$3,286,231	$(2,133)
Residential mortgage-backed	599,512	46,113	(6,232)		639,393	(5,164)
Commercial mortgage-backed	463,504	49,173	(1,858)		510,819	–
Other asset-backed	485,796	16,981	(13,063)		489,714	(4,788)
United States Government and agencies	40,039	6,890	–		46,929	–
State, municipal and other governments	1,101,457	141,640	(2,917)		1,240,180	–
Total fixed maturities	$5,586,864	$659,876	$(33,474)		$6,213,266	$(12,085)
Equity securities:
Non-redeemable preferred stocks	$56,909	$4,251	$(668	) $	60,492	$–
Common stocks	23,831	109	–		23,940	–
Total equity securities	$80,740	$4,360	$(668)		$84,432	$–

(1)  Non-credit losses, subsequent to the initial impairment measurement date, on other-than-temporary impairments are included in the gross unrealized gains and losses column above. The non-credit loss component of OTTI losses for corporate and other asset-backed securities were in an unrealized gain position at December 31, 2013 due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2)  Corporate securities include hybrid preferred securities with a carrying value of $76.3 million at December 31, 2013 and $99.6 million at December 31, 2012. Corporate securities also include redeemable preferred stock with a carrying value of $17.1 million at December 31, 2013 and $5.6 million at December 31, 2012.

Short-term investments have been excluded from the above schedules as amortized cost approximates fair value for these securities.

Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2013
	Amortized Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$75,383	$76,935
Due after one year through five years	688,838	761,750
Due after five years through ten years	1,011,278	1,081,835
Due after ten years	2,716,898	2,772,486
	4,492,397	4,693,006
Mortgage-backed and other asset-backed	1,269,376	1,317,240
Total fixed maturities	$5,761,773	$6,010,246

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

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Net Unrealized Gains (Losses) on Investments in Accumulated Other Comprehensive Income

	December 31, 2013	December 31, 2012
	(Dollars in thousands)
Net unrealized appreciation on:
Fixed maturities – available for sale	$248,473	$626,402
Equity securities – available for sale	833	3,692
	249,306	630,094
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(55,550)	(172,321)
Value of insurance in force acquired	(6,356)	(15,346)
Unearned revenue reserve	2,790	13,554
Adjustments for assumed changes in policyholder liabilities	(2,957)	–
Provision for deferred income taxes	(65,495)	(159,600)
Net unrealized investment gains	$121,738	$296,381

Change in Unrealized Appreciation/Depreciation of Investments – Recorded in Accumulated Other Comprehensive Income

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Fixed maturities – available for sale	$(377,929)	$246,038	$278,537
Equity securities – available for sale	(2,859)	2,240	180
Interest rate swaps	–	–	121
Change in unrealized appreciation/depreciation of investments	$(380,788)	$248,278	$278,838

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities. Subsequent changes in fair value of securities for which a previous non-credit other-than-temporary impairment loss was recognized in accumulated other comprehensive income are reported along with changes in fair value for which no other- than-temporary impairment losses were previously recognized.

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Fixed Maturity and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2013
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$802,161	$(60,138)	$40,605	$(4,547)	$842,766	$(64,685)	56.1%
Residential mortgage-backed	86,763	(3,624)	16,714	(4,103)	103,477	(7,727)	6.7
Commercial mortgage-backed	53,647	(4,454)	28,054	(2,738)	81,701	(7,192)	6.2
Other asset-backed	84,779	(922)	33,170	(5,564)	117,949	(6,486)	5.6
United States Government and agencies	4,407	(198)	–	–	4,407	(198)	0.2
State, municipal and other governments	353,120	(25,700)	19,165	(3,335)	372,285	(29,035)	25.2
Total fixed maturities	$1,384,877	$(95,036)	$137,708	$(20,287)	$1,522,585	$(115,323)	100.0%
Equity securities:
Non-redeemable preferred stocks	$31,639	$(1,756)	$4,373	$(627)	$36,012	$(2,383)
Total equity securities	$31,639	$(1,756)	$4,373	$(627)	$36,012	$(2,383)

Fixed Maturity and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2012
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$123,610	$(2,120)	$84,881	$(7,284)	$208,491	$(9,404)	28.1%
Residential mortgage-backed	10,560	(85)	32,884	(6,147)	43,444	(6,232)	18.6%
Commercial mortgage-backed	27,073	(380)	32,697	(1,478)	59,770	(1,858)	5.6%
Other asset-backed	31,749	(512)	50,468	(12,551)	82,217	(13,063)	39.0%
State, municipal and other governments	33,228	(542)	15,932	(2,375)	49,160	(2,917)	8.7%
Total fixed maturities	$226,220	$(3,639)	$216,862	$(29,835)	$443,082	$(33,474)	100.0%
Equity securities:
Non-redeemable preferred stocks	$3,858	$(32)	$7,364	$(636)	$11,222	$(668)
Total equity securities	$3,858	$(32)	$7,364	$(636)	$11,222	$(668)

Included in fixed maturities in the above table are 430 securities from 357 issuers at December 31, 2013 and 139 securities from 116 issuers at December 31, 2012. The unrealized losses in fixed maturities are generally due to an increase in risk free rates relative to the risk free rates when the securities were purchased. We do not intend to sell or believe we will be required to sell any of our impaired fixed maturities before recovery of their amortized cost basis. The following summarizes the more significant unrealized losses of fixed maturities and equity securities by investment category as of December 31, 2013.

Corporate securities: The largest unrealized losses are in the utilities sector ($206.2 million carrying value and $20.0 million unrealized loss). The largest unrealized losses in the utilities sector were in the electric ($141.6

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million carrying value and $14.2 million unrealized loss) and the gas-pipeline ($50.4 million carrying value and $4.5 million unrealized loss) sub-sectors. The majority of losses in the sector are primarily attributable to general changes in market interest rates for corporate securities.

Residential mortgage-backed securities: The unrealized losses on residential mortgage-backed securities were primarily due to continued uncertainty regarding mortgage defaults on Alt-A loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

Commercial mortgage-backed securities: The unrealized losses on commercial mortgage-backed securities were primarily due to spread widening and concerns regarding the potential for future defaults. The contractual cash flows of these investments are based on mortgages backing the securities. Unrealized losses on military housing bonds were mainly attributable to spread widening relative to spreads at which we acquired the bonds. Insured military housing bonds have also been impacted by the removal of their ratings following downgrades of the insurance providers.

Other asset-backed securities: The unrealized losses on other asset-backed securities were primarily due to market concerns regarding defaults on subprime mortgages and home equity loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

State, municipal and other governments: The unrealized losses on state, municipal and other governments were primarily due to general spread widening relative to spreads at which we acquired the bonds.

Equity securities: Our gross unrealized losses were on investment grade non-redeemable perpetual preferred securities within the finance sector. These securities provide periodic cash flows, contain call features and are similarly rated and priced like other long-term callable bonds and are evaluated for other-than-temporary impairment similar to fixed maturities. The decline in fair value is primarily due to market concerns regarding the sector. We have evaluated the near-term prospects of our equity securities in relation to the severity and duration of their impairment as well as our intent and ability to hold these investments until recovery of fair value, and have concluded they are not other than temporarily impaired.

Excluding mortgage and asset-backed securities, no securities from the same issuer had an aggregate unrealized loss in excess of $1.8 million at December 31, 2013, with the largest unrealized loss from an insurance carrier in the financial sector. With respect to mortgage and asset-backed securities not backed by the United States Government, no securities from the same issuer had an aggregate unrealized loss in excess of $4.0 million at December 31, 2013, which consists of two different securities from the same issuer that are backed by different pools of Alt-A residential mortgage loans. Both securities are rated non-investment grade and the largest unrealized loss totaled $2.1 million.

Mortgage Loans

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to- value ratio that provides sufficient excess collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses timely, management maintains and reviews a watch list of mortgage loans that have heightened risk. These loans may include those with: borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and establish an allowance as needed for possible losses against our mortgage loan portfolio. An allowance is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. At December 31, 2013, there were no non- performing loans over 90 days past due on contractual payments. At December 31, 2012 there were two non-performing loans over 90 days past due on contractual payments with a carrying value of $16.4 million. Interest income is accrued on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. We did not accrue interest on the two loans at December 31, 2012.

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Mortgage Loans by Collateral Type

	December 31, 2013		December 31, 2012
Collateral Type	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Office	$242,423	41.8%	$219,638	39.2%
Retail	196,094	33.8	186,357	33.3
Industrial	127,876	22.0	135,267	24.2
Other	13,706	2.4	18,722	3.3
Total	$580,099	100.0%	$559,984	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2013		December 31, 2012
Region of the United States	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
South Atlantic	$172,590	29.7%	$166,747	29.8%
Pacific	92,041	15.9	80,776	14.4
West North Central	87,064	15.0	79,402	14.2
East North Central	79,982	13.8	82,064	14.7
Mountain	53,572	9.2	49,058	8.8
West South Central	39,785	6.9	42,149	7.5
Other	55,065	9.5	59,788	10.6
Total	$580,099	100.0%	$559,984	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2013		December 31, 2012
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% – 50%	$160,515	27.7%	$187,309	33.4%
50% – 60%	178,815	30.8	139,087	24.8
60% – 70%	221,172	38.1	195,240	34.9
70% – 80%	15,499	2.7	36,773	6.6
80% – 90%	4,098	0.7	1,575	0.3
Total	$580,099	100.0%	$559,984	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically including when there is indication of a possible significant collateral decline or loan modification and refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2013		December 31, 2012
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
2013	$84,478	14.6%	$–	–%
2012	72,793	12.6	75,173	13.4
2011	48,190	8.3	47,405	8.5
2010	26,173	4.5	27,422	4.9
2008	69,276	11.9	71,412	12.8
2007 and prior	279,189	48.1	338,572	60.4
Total	$580,099	100.0%	$559,984	100.0%
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Impaired Mortgage Loans

	December 31,
	2013	2012
	(Dollars in thousands)
Unpaid principal balance	$22,100	$10,046
Less:
Related allowance	862	1,150
Discount	514	628
Carrying value of impaired mortgage loans	$20,724	$8,268

Allowance on Mortgage Loans

	Year ended December 31,
	2013	2012
	(Dollars in thousands)
Balance at beginning of period	$1,150	$1,055
Allowances established	804	335
Charge offs	(1,092)	(240)
Balance at end of period	$862	$1,150

Components of Net Investment Income

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Fixed maturities – available for sale	$325,945	$317,548	$300,249
Equity securities – available for sale	3,969	3,508	3,368
Mortgage loans	31,544	31,626	34,613
Real estate	331	–	367
Policy loans	8,502	8,997	9,170
Short-term investments, cash and cash equivalents	18	114	35
Prepayment fee income and other	5,098	6,733	1,546
	375,407	368,526	349,348
Less investment expenses	(10,153)	(9,406)	(7,604)
Net investment income	$365,254	$359,120	$341,744

Realized Gains (Losses) – Recorded in Income

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Realized gains (losses) on sales of investments
Fixed maturities:
Gross gains	$21,430	$18,318	$5,231
Gross losses	(2,868)	(541)	(213)
Equity securities	–	309	(5)
Mortgage loans	–	767	7,389
Real estate	12	–	–
Securities and indebtedness of related parties	(166)	(13)	13
Impairment losses recognized in earnings:
Credit-related portion of fixed maturity losses (1)	(618)	(5,264)	(1,454)
Other credit-related (2)	(1,794)	(11,763)	(12,197)
Realized gains (losses) on investments recorded in income	$15,996	$1,813	$(1,236)

(1)  Amount represents the credit-related losses recognized for fixed maturities which were not written down to fair value through income. As discussed above the non-credit portion of the losses have been recognized in other comprehensive income (loss).

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(2)  Amount represents credit-related losses for mortgage loans, real estate and fixed maturities written down to fair value through income.

Proceeds from sales of fixed maturities were $114.1 million in 2013, $156.3 million in 2012 and $70.7 million in 2011.

Included in the net impairment loss recognized in earnings in 2011 is an other-than-temporary impairment of $4.7 million related to an equity method investment held as Securities and Indebtedness of related parties, which was undergoing financial difficulties as a result of class action litigation.

Realized losses on sales were on securities that we did not intend to sell at the prior balance sheet date or on securities that were impaired in a prior period, but decreased in value during the year. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Credit Loss Component of Other-Than-Temporary Impairments on Fixed Maturities

The following table sets forth the amount of credit loss impairments on fixed maturities held by the Company as of the dates indicated for which a portion of the other-than-temporary impairment was recognized in other comprehensive income (loss) and corresponding changes in such amounts.

	Year ended December 31,
	2013	2012
	(Dollars in thousands)
Balance at beginning of period	$(27,445)	$(22,479)
Increases for which an impairment was not previously recognized	–	(3,815)
Increases to previously impaired investments	(618)	(1,449)
Reductions due to investments sold	5,944	215
Reductions due to change of intent to not hold investments	794	83
Balance at end of period	$(21,325)	$(27,445)

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and are then required to consolidate it for financial reporting purposes. None of our VIE investees were required to be consolidated during 2013, 2012 or 2011. Our VIE investments are as follows:

	December 31, 2013		December 31, 2012
	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
	(Dollars in thousands)
Real estate limited partnerships	$17,646	$17,646	$16,914	$16,914

The real estate limited partnerships had revenues totaling $4.3 million for 2013, $4.1 million for 2012 and $4.9 million for 2011. We may make commitments to fund partnership investments in the normal course of business. We did not have any other commitments to investees designated as VIE's during the years ended December 31, 2013, 2012 or 2011.

Derivative Instruments

We are not significantly involved in hedging activities and have limited exposure to derivatives. We do not apply hedge accounting to any of our derivative positions. Derivative assets, which are primarily reported in reinsurance recoverable and other investments, totaled $3.7 million at December 31, 2013 and $5.6 million at December 31, 2012. Our derivative assets consist of derivatives embedded within our modified coinsurance agreements and call options which provide an economic hedge for a small block of index annuity contracts. Derivative liabilities totaled $0.3 million at December 31, 2013 and $0.5 million at December 31, 2012 and include derivatives embedded within our index annuity contracts and derivatives embedded within our modified coinsurance agreements. The net gain (loss) recognized on these derivatives was included in net investment income and interest sensitive benefits and totaled ($1.5) million in 2013, $1.6 million in 2012 and ($1.2) million in 2011.

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Other

At December 31, 2013, affidavits of deposits covering investments with a carrying value totaling $6,480.9 million were on deposit with state agencies to meet regulatory requirements. Fixed maturities with a carrying value of $356.0 million were on deposit with the Federal Home Loan Bank (FHLB) as collateral for funding agreements.

At December 31, 2013 we had committed to provide additional funds for investments in limited partnerships. The amounts of these unfunded commitments totaled $38.3 million.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2013 includes fixed maturities, real estate, short-term and equity securities totaling $3.8 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholder's equity at December 31, 2013.

3. Fair Value

The carrying and estimated fair values of our financial instruments are as follows:

Fair Values and Carrying Values

	December 31,
	2013		2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities – available for sale	$6,010,246	$6,010,246	$6,213,266	$6,213,266
Equity securities – available for sale	89,177	89,177	84,432	84,432
Mortgage loans	580,099	594,451	559,984	600,448
Policy loans	176,993	210,401	174,254	227,161
Other investments	993	993	247	247
Cash, cash equivalents and short-term investments	78,071	78,071	74,848	74,848
Reinsurance recoverable	2,678	2,678	5,326	5,326
Assets held in separate accounts	693,955	693,955	618,809	618,809
Liabilities
Future policy benefits	$3,360,519	$3,371,706	$3,226,765	$3,352,252
Supplemental contracts without life contingencies	349,761	320,195	361,273	350,187
Advance premiums and other deposits	230,819	230,819	216,857	216,857
Other liabilities	–	–	131	131
Liabilities related to separate accounts	693,955	686,387	618,809	609,704

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data and where observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•  Level 1 — Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•  Level 2 — Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•  Level 3 — Fair values are based on significant unobservable inputs for the asset or liability.

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In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

The following methods and assumptions were used in estimating the fair value of our financial instruments:

Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 fixed maturities consist of corporate, mortgage and other asset-backed, United States Government agencies and private placement securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are corporate bonds where quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 fixed maturities include private placements as well as corporate, mortgage and other asset-backed and state and municipal securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available will estimate fair value internally. Fair values of private investments in Level 3 are determined by reference to public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities where an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through use of matrix pricing methods rely on an estimate of credit spreads to a risk free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•  We follow a "pricing waterfall" policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source's knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded.

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For those securities for which an externally provided fair value is not available we use cash flow modeling techniques to estimate fair value.

•  We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value which approximates a market exit price.

•  We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•  We compare month-to-month price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research which may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

•  We compare prices between different pricing sources for unusual disparity.

•  We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Equity securities:

Level 1 equity securities consist of listed common stocks and mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 equity securities consist of common stock issued by the FHLB, with estimated fair value based on the current redemption value of the shares and non-redeemable preferred stock with estimated fair value obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which no active market exists, and fair value estimates for these securities is based on the values of comparable securities which are actively traded. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case where external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

Mortgage loans:

Mortgage loans are not measured at fair value on a recurring basis. Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system A-highest quality, B-moderate quality, C-low quality and W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan's risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Policy loans:

Policy loans are not measured at fair value on a recurring basis. Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Other investments:

Level 2 other investments include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

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Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities, which are valued consistent with the discussion of fixed maturities above.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits, supplemental contracts without life contingencies and advance premiums and other deposits:

Level 3 policy related financial instruments of investment-type contracts are those not involving significant mortality or morbidity risks. No active market exists for these contracts and they are not measured at fair value on a recurring basis. Fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. Fair values for our investment-type contracts with expected maturities, including deferred annuities, funding agreements and supplementary contracts, are determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For certain deposit liabilities with no defined maturities and no surrender charges, including pension related deposit administration funds, advance premiums and other deposits, fair value is the account value or amount payable on demand. Significant judgment is required in selecting the assumptions used to estimate the fair values of these financial instruments. For contracts with known maturities, increases in current rates will result in a decrease in discounted cash flows and a decrease in the estimated fair value of the policy obligation.

Certain annuity contracts include embedded derivatives, which are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values which require management judgment include the risk margin as well as the credit risk of our company. Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

Liabilities related to separate accounts:

Separate account liabilities are not measured at fair value on a recurring basis. Level 3 separate account liabilities' fair value is based on the cash surrender value of the underlying contract, which is the cost we would incur to extinguish the liability.

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Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$3,224,785	$79,949	$3,304,734
Residential mortgage-backed securities	–	475,766	–	475,766
Commercial mortgage-backed securities	–	332,955	71,712	404,667
Other asset-backed securities	–	350,972	85,835	436,807
United States Government and agencies	15,291	18,916	8,044	42,251
State, municipal and other governments	–	1,346,021	–	1,346,021
Non-redeemable preferred stocks	–	58,655	7,795	66,450
Common stocks	917	21,810	–	22,727
Other investments	–	993	–	993
Cash, cash equivalents and short-term investments	78,071	–	–	78,071
Reinsurance recoverable	–	2,678	–	2,678
Assets held in separate accounts	693,955	–	–	693,955
Total assets	$788,234	$5,833,551	$253,335	$6,875,120
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$286	$286
Total liabilities	$–	$–	$286	$286
	December 31, 2012
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$3,185,768	$100,463	$3,286,231
Residential mortgage-backed securities	–	639,393	–	639,393
Commercial mortgage-backed securities	–	434,538	76,281	510,819
Other asset-backed securities	–	393,958	95,756	489,714
United States Government and agencies	14,884	23,490	8,555	46,929
State, municipal and other governments	–	1,239,957	223	1,240,180
Non-redeemable preferred stocks	–	53,101	7,391	60,492
Common stocks	952	22,988	–	23,940
Other investments	–	247	–	247
Cash, cash equivalents and short-term investments	74,848	–	–	74,848
Reinsurance recoverable	–	5,326	–	5,326
Assets held in separate accounts	618,809	–	–	618,809
Total assets	$709,493	$5,998,766	$288,669	$6,996,928
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$307	$307
Other liabilities	–	131	–	131
Total liabilities	$–	$131	$307	$438

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Level 3 Fixed Maturity Securities on a Recurring Basis by Valuation Source

	December 31, 2013
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$59,812	$20,137	$79,949
Commercial mortgage-backed securities	71,712	–	71,712
Other asset-backed securities	65,003	20,832	85,835
United States Government and agencies	8,044	–	8,044
Total	$204,571	$40,969	$245,540
Percent of total	83.3%	16.7%	100.0%
	December 31, 2012
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$70,975	$29,488	$100,463
Commercial mortgage-backed securities	76,281	–	76,281
Other asset-backed securities	79,320	16,436	95,756
United States Government and agencies	8,555	–	8,555
State, municipal and other governments	223	–	223
Total	$235,354	$45,924	$281,278
Percent of total	83.7%	16.3%	100.0%

Quantitative Information about Level 3 Fair Value Measurements

	December 31, 2013
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$43,978	Discounted cash flow	Credit spread	0.91	% – 7.30% (5.34%)
Commercial mortgage-backed	71,712	Discounted cash flow	Credit spread	1.75	% – 4.50% (2.95%)
Other asset-backed securities	38,305	Discounted cash flow	Credit spread	0.74	% – 5.06% (3.55%)
Non-redeemable preferred stocks	7,795	Discounted cash flow	Credit spread	3.81	% (3.81%)
Total Assets	$161,790
Liabilities
Future policy benefits – index annuity embedded		Discounted cash flow	Credit risk	0.30	% – 1.70% (1.05%)
derivatives	$286		Risk margin	0.15	% – 0.40% (0.25%)
	December 31, 2012
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$54,538	Discounted cash flow	Credit spread	0.78	% – 9.21% (5.72%)
Commercial mortgage-backed	76,264	Discounted cash flow	Credit spread	1.95	% – 4.80% (3.35%)
Other asset-backed securities	43,119	Discounted cash flow	Credit spread	1.24	% – 6.07% (4.28%)
State, municipal and other governments	223	Discounted cash flow	Credit spread	1.75	% (1.75%)
Non-redeemable preferred stocks	7,391	Discounted cash flow	Credit spread	6.00	% (6.00%)
Total Assets	$181,535
Liabilities
Future policy benefits – index annuity embedded		Discounted cash flow	Credit risk	1.00	% – 2.50% (1.80%)
derivatives	$307		Risk margin	0.15	% – 0.40% (0.25%)

The tables above exclude certain securities for which the fair value was based on non-binding broker quotes where we could not reasonably obtain the quantitative unobservable inputs.

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Level 3 Financial Instruments Changes in Fair Value Recurring Basis

	December 31, 2013
					Realized and unrealized gains (losses), net
	Balance, December 31, 2012	Purchases	Disposals		Included in net income	Included in other compre- hensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2013
	(Dollars in thousands)
Corporate securities	$100,463	$112	$(7,946)		$–	$(1,945)	$–	$(10,798)	$63	$79,949
Commercial mortgage-backed securities	76,281	–	(660)		–	(3,996)	–	–	87	71,712
Other asset-backed securities	95,756	38,468	(13,583)		–	(971)	4,062	(39,155)	1,258	85,835
United States Government and agencies	8,555	–	–		–	(517)	–	–	6	8,044
State, municipal and other governments	223	–	(218)		–	(5)	–	–	–	–
Non-redeemable preferred stocks	7,391	–	–		–	71	5,208	(4,875)	–	7,795
Total	$288,669	$38,580	$(22,407)		$–	$(7,363)	$9,270	$(54,828)	$1,414	$253,335
Liabilities
Future policy benefits – index annuity embedded derivatives	$307	$–	$(28	) $	7	$–	$–	$–	$–	$286
Total Liabilities	$307	$–	$(28	) $	7	$–	$–	$–	$–	$286
	December 31, 2012
					Realized and unrealized gains (losses), net
	Balance, December 31, 2011	Purchases	Disposals		Included in net income	Included in other compre- hensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2012
	(Dollars in thousands)
Corporate securities	$106,412	$–	$(15,504)		$(9)	$3,113	$21,654	$(15,295)	$92	$100,463
Residential mortgage-backed securities	7,711	–	–		–	–	–	(7,711)	–	–
Commercial mortgage-backed securities	27,899	5,105	(3,101)		–	1,251	59,096	(14,055)	86	76,281
Other asset-backed securities	113,458	68,811	(11,351)		(44)	3,820	22,092	(102,192)	1,162	95,756
Collateralized debt obligation	270	–	(27)		(243)	–	–	–	–	–
United States Government and agencies	12,588	–	–		–	(28)	–	(4,010)	5	8,555
State, municipal and other governments	12,044	–	(4,221)		–	(316)	–	(7,845)	561	223
Non-redeemable preferred stocks	14,447	–	(5,105)		105	749	–	(2,805)	–	7,391
Total	$294,829	$73,916	$(39,309)		$(191)	$8,589	$102,842	$(153,913)	$1,906	$288,669
Liabilities
Future policy benefits – index annuity embedded derivatives	$302	$–	$(37	) $	42	$–	$–	$–	$–	$307
Total Liabilities	$302	$–	$(37	) $	42	$–	$–	$–	$–	$307

(1)  Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. There were no transfers between Level 1 and Level 2 during 2013.

(2)  Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. During 2012, we began using an external pricing service with access to observable inputs for a portion of our Level 3 investments for which non- binding broker quotes were previously used to estimate fair value. We believe the change in pricing sources is appropriate, and consistent with our pricing waterfall policy to use higher level valuation methods when available. There were no transfers between Level 1 and Level 2 during 2012.

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Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$–	$–	$594,451	$594,451
Policy loans	–	–	210,401	210,401
Total assets	$–	$–	$804,852	$804,852
Liabilities
Future policy benefits	$–	$–	$3,371,420	$3,371,420
Supplemental contracts without life contingencies	–	–	320,195	320,195
Advance premiums and other deposits	–	–	230,819	230,819
Liabilities related to separate accounts	–	–	686,387	686,387
Total liabilities	$–	$–	$4,608,821	$4,608,821
	December 31, 2012
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$–	$–	$600,448	$600,448
Policy loans	–	–	227,161	227,161
Total assets	$–	$–	$827,609	$827,609
Liabilities
Future policy benefits	$–	$–	$3,351,945	$3,351,945
Supplemental contracts without life contingencies	–	–	350,187	350,187
Advance premiums and other deposits	–	–	216,857	216,857
Liabilities related to separate accounts	–	–	609,704	609,704
Total liabilities	$–	$–	$4,528,693	$4,528,693

Level 3 Financial Instruments Measured at Fair Value on a Non-Recurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate which have been deemed to be impaired as of the end of the reporting period. During 2013, one real estate property was impaired to a fair value totaling $1.9 million which resulted in an impairment charge of $0.2 million. During 2012, one mortgage loan was impaired to a fair value totaling $1.6 million which resulted in an impairment charge of $0.3 million.

4. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.5 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

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We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. The maximum loss we could incur as a result of losses assumed from other pool members is $7.7 million per event. As of the date of this filing, there have been no claims on the reinsurance pool.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $13.0 million. A maximum occurrence limit of $50.0 million applies to policies written on agents of the Company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to employees in the home office building, net of reinsurance on group life policies. All other occurrence catastrophes are unlimited in amount.

Life insurance in force ceded totaled $13,220.0 million (24.2% of life insurance in force) at December 31, 2013 and $11,999.3 million (23.1% of life insurance in force) at December 31, 2012. Insurance premiums and product charges have been reduced by $29.4 million in 2013, $28.9 million in 2012 and $30.8 million in 2011 and insurance benefits have been reduced by $21.7 million in 2013, $20.5 million in 2012 and $15.5 million in 2011 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements. Life insurance in force assumed totaled $613.3 million (1.5% of total life insurance in force) at December 31, 2013 and $612.9 million (1.5% of total life insurance in force) at December 31, 2012. Premiums and product charges assumed totaled $0.8 million in 2013, $0.6 million in 2012 and less than $0.1 million in 2011. Insurance benefits assumed totaled $1.7 million in 2013 and $0.3 million in 2012. No insurance benefits were assumed in 2011.

Policy Provisions

Analysis of the Value of Insurance In Force Acquired

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$32,500	$38,063	$33,403
Accretion of interest during the year	902	1,067	1,266
Amortization of asset	(3,467)	(6,630)	3,394
Balance prior to impact of net unrealized investment gains and losses	29,935	32,500	38,063
Impact of net unrealized investment gains and losses	(6,356)	(15,346)	(12,281)
Balance at end of year	$23,579	$17,154	$25,782

We periodically revise key assumptions used in the calculation of the value of insurance in force acquired through an "unlocking" process, which increased amortization $2.6 million in 2012. As described in Note 1, during 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force acquired, resulting in a $6.9 million reduction in amortization. Net amortization, based on expected future gross profits/margins, for the next five years is expected to be as follows: 2014 – $2.8 million; 2015 – $2.8 million; 2016 – $2.5 million; 2017 – $2.5 million; and 2018 – $2.4 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in separate accounts of reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDBs), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the

29

contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2013		December 31, 2012
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$195,593	$791	$178,443	$1,346
Return the greater of highest anniversary value or net deposits	315,176	3,150	282,973	7,177
Incremental death benefit	283,556	57,964	252,925	35,502
Guaranteed minimum income benefit	42,850	–	38,072	–
Total		$61,905		$44,025

The separate account assets are principally comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs, or GMIBs determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $2.4 million at December 31, 2013 and $1.9 million at December 31, 2012. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 63 years at December 31, 2013 and 60 years at December 31, 2012. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.3 million for 2013, $0.2 million for 2012 and $0.3 million for 2011.

5. Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and certain of its subsidiaries. The companies included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax assets, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Our tax planning strategies assume deferred tax assets related to unrealized losses on our investments are temporary as we have the ability to hold the investments until maturity, at which time, the existing temporary difference is expected to reverse. As such, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2013 and 2012.

Income Tax Expenses (Credits)

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before noncontrolling interest and equity income (loss):
Current	$50,203	$26,573	$39,678
Deferred	2,495	17,724	1,690
	52,698	44,297	41,368
Equity income (loss)	(11,050)	(6,260)	(890)
Taxes provided in consolidated statements of changes in stockholder's equity:
Accumulated other comprehensive income	(93,989)	64,004	72,313
	$(52,341)	$102,041	$112,791

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Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Income before income taxes, noncontrolling interest and equity income (loss)	$158,506	$132,711	$127,521
Income tax at federal statutory rate (35%)	$55,477	$46,449	$44,633
Tax effect of:
Tax-exempt dividend and interest income	(2,793)	(1,741)	(2,231)
Gain on sale of home office building	(46)	(46)	(369)
Other items	60	(365)	(665)
Income tax expense	$52,698	$44,297	$41,368

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2013	2012
	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$22,754	$20,874
Accrued benefit and compensation costs	6,548	7,846
Accrued dividends	2,396	2,416
Other	3,848	2,028
	35,546	33,164
Deferred income tax liabilities:
Fixed maturity and equity securities	89,073	218,675
Deferred acquisition costs	66,583	24,825
Value of insurance in force acquired	8,253	6,004
Property and equipment	2,257	1,576
Other	6,468	10,666
	172,634	261,746
Net deferred income tax liability	$137,088	$228,582

We recognize the benefits of uncertain tax positions in accordance with the provisions of the FASB interpretation on accounting for uncertainty in income taxes. At December 31, 2013 and 2012, our reserve for uncertain tax positions was less than $0.2 million. Unrecognized tax benefits included in our reserve, if recognized, would impact our effective tax rate, although we do not expect these impacts to be material. We recognized interest related to unrecognized tax benefits in interest expense and related penalties in other expenses. We do not expect any significant increases or decreases in the amount of our reserve for uncertain tax positions within the next twelve months. Other than 2007, we are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2010.

We are continuing to invest in low income housing tax credit partnerships which generate pre-tax losses but after tax gains as the related tax credits are realized. The timing of the realization of tax credits is subject to fluctuation from period to period due to the timing of housing project completions and when tax credits are approved. These tax credits, which are reported in equity income, totaled $9.8 million in 2013, $5.7 million in 2012 and $1.0 million in 2011. In addition, in 2011 we reported $0.5 million of tax credits in tax expense.

6. Comprehensive Income

Comprehensive income includes net income, as well as other comprehensive income items not recognized through net income. Other comprehensive income includes unrealized gains and losses on our available-for-sale securities and certain interest rate swaps held in prior years, as well as the unfunded obligation for postretirement benefit plans. These items are included in accumulated other comprehensive income, net of tax and other offsets, in stockholder's equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive

31

Income, excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses.

Accumulated Other Comprehensive Income, Net of Tax and Other Offsets

	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses	Underfunded Status of Postretirement Benefit Plans	Total
	(Dollars in thousands)
Balance at January 1, 2011	$59,502	$(16,346)	$104	$43,260
Other comprehensive income before reclassifications	132,101	9,283	–	141,384
Reclassification adjustments	(2,820)	(4,261)	(5)	(7,086)
Balance at December 31, 2011	188,783	(11,324)	99	177,558
Other comprehensive income before reclassifications	126,591	9,453	–	136,044
Reclassification adjustments	(11,099)	(5,984)	(96)	(17,179)
Balance at December 31, 2012	304,275	(7,855)	3	296,423
Other comprehensive income before reclassifications	(169,744)	9,284	–	(160,460)
Reclassification adjustments	(11,539)	(2,690)	134	(14,095)
Balance at December 31, 2013	$122,992	$(1,261)	$137	$121,868

(1)  Unrealized net investment gains (losses) relate to available-for-sale securities and includes the impact of taxes, deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities. See Note 2 for further information.

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2013
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Status of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(18,562)	$–	$–	$(18,562)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	809	112	–	921
Other than temporary impairment losses	–	(4,250)	–	(4,250)
Other expenses: Amortization of unrecognized postretirement items – net actuarial loss	–	–	206	206
Reclassifications before income taxes	(17,753)	(4,138)	206	(21,685)
Income taxes	6,214	1,448	(72)	7,590
Reclassification adjustments	$(11,539)	$(2,690)	$134	$(14,095)

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Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2012
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Status of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(18,086)	$–	$–	$(18,086)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	1,010	166	–	1,176
Other than temporary impairment losses – (9,372) – (9,372) Other expenses: Amortization of unrecognized postretirement items – net actuarial loss	–	–	(147)	(147)
Reclassifications before income taxes	(17,076)	(9,206)	(147)	(26,429)
Income taxes	5,977	3,222	51	9,250
Reclassification adjustments	$(11,099)	$(5,984)	$(96)	$(17,179)
	Year ended December 31, 2011
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Status of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(5,013)	$–	$–	$(5,013)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	674	–	–	674
Other than temporary impairment losses	–	(6,555)	–	(6,555)
Other expenses: Amortization of unrecognized postretirement items – net actuarial loss	–	–	(8)	(8)
Reclassifications before income taxes	(4,339)	(6,555)	(8)	(10,902)
Income taxes	1,519	2,294	3	3,816
Reclassification adjustments	$(2,820)	$(4,261)	$(5)	$(7,086)

(1)  See Note 2 for further information.

(2)  See Note 7 for further information.

7. Retirement and Compensation Plans

Our parent participates in various defined benefit pension plans, including a multiemployer plan. The multiemployer plan is considered qualified under Internal Revenue Service regulations, and covers employees providing service to us and the employees providing service to other participating companies who have attained age 21, one year of service and were employed prior to January 1, 2013. Benefits are based on years of service and the employee's compensation. Beginning in 2013, no new participants will enter the multiemployer plan and those participants who had not attained age 40 and 10 years of service as of December 31, 2012 will no longer accrue additional years of service in the multiemployer plan. One of these plans provides supplemental pension benefits to employees who were employed prior to January 1, 2013 with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Our share of pension expense for all defined benefit pension plans aggregated $4.6 million in 2013, $4.4 million in 2012 and $3.6 million in 2011.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contributed cash in an amount equal to 100% of an employee's contributions up to 2% or 4% of the eligible compensation contributed by the employee and an amount equal to 50% of an employee's contributions on the next 2% of the eligible compensation contributed by the employee. As shown in the table

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below, certain employees will also receive an annual discretionary employer contribution based on age plus years of service ranging from 2.75% to 5.75% as a percent of pay. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Our expense related to the plan totaled $1.3 million in 2013, $0.7 million in 2012 and $0.6 million in 2011.

Attained age 40 and 10 years of service at December 31, 2012	Accruing years of service in the Multiemployer Plan	100%Employer Match	50%Employer Match	Discretionary Employer Contribution
Yes	Yes	first 2% of employee's contributions	employee contributions between 2% and 4%	No
No	No	first 4% of employee's contributions	employee contributions between 4% and 6%	2.75 5.75%	% to

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to a small group of retirees. Postretirement benefit expense totaled $0.1 million in 2013, 2012 and 2011. Changes in the underfunded status of these plans, reported in other comprehensive income, aggregated $0.2 million in 2013, ($0.1) million in 2012 and less than ($0.1) million in 2011.

8. Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF) and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF is the majority stockholder of our parent, FBL Financial Group, Inc.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly- owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred expenses related to these agreements totaling $2.5 million in 2013, $2.7 million in 2012 and $2.6 million in 2011.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $1.6 million during 2013, $1.7 million during 2012 and $1.2 million during 2011 under these agreements. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty) for the use of property and equipment. Expense relating to this agreement totaled $0.9 million in 2013 and $0.8 million in 2012 and 2011.

FBL Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of- pocket expenses. We incurred expenses totaling $8.4 million during 2013, $7.9 million during 2012 and $6.0 million during 2011 related to these services.

We have service agreements with the Farm Bureau affiliated property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $9.7 million in 2013, $10.0 million in 2012 and $9.7 million in 2011 relating to these arrangements.

We are licensed by the IFBF to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.5 million in 2013, 2012 and 2011. We have similar arrangements

34

with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.8 million in 2013, $1.4 million in 2012 and $1.5 million in 2011.

9. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation where damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. In recent years, companies in the life insurance and annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. We are not aware of any such matters threatened or pending.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims to be paid during the period and a liability is established at each balance sheet date for any unpaid claims. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 10-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2013 is as follows: 2014 – $1.7 million, 2015 – $1.7 million, 2016 – $1.7 million, 2017 – $1.7 million, 2018 – $1.7 million and thereafter, through 2021 – $5.2 million. Rent expense for the lease totaled $3.2 million in 2013, $3.1 million in 2012 and $2.0 million in 2011. These amounts are net of $0.1 million in 2013 and 2012 and $1.1 million in 2011 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $1.1 million at December 31, 2013 and $1.2 million at December 31, 2012.

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. We held a liability for guarantee funds of $1.5 million at December 31, 2013 and December 31, 2012, and premium tax offset assets of $2.8 million at December 31, 2013 and $2.7 million at December 31, 2012. Expenses (recoveries) incurred for guaranty fund assessments, net of related premium tax offsets and refunds received, totaled less than $0.1 million in 2013, less than ($0.1) million in 2012 and less than $0.1 million in 2011.

10. Statutory Insurance Information

Our statutory financial statements are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State Iowa (the "Insurance Division"). The Insurance Division has adopted the accounting guidance contained in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (the "Manual") as the prescribed accounting practice for insurance companies domiciled in Iowa. The Insurance Division may permit accounting practices which differ from those prescribed by the Manual. None of our statutory accounting practices differed materially from those prescribed by the Manual. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Our subsidiary, Greenfields, launched in 2013 and is regulated by the Colorado Division of Insurance. Greenfields' operations are immaterial and implicitly included in our statutory financial results below.

Statutory Information

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Net gain from operations (excludes impact of realized gains and losses on investments)	$93,306	$92,988	$87,792
Net income	94,583	86,589	72,653

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	December 31,
	2013	2012
	(Dollars in thousands)
Capital and surplus	$492,450	$547,398

State laws specify regulatory actions if an insurer's risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company's capital and surplus, including insurance, business, asset and interest rate risks. The insurance regulators monitor the level of RBC against a statutory "authorized control level" RBC at which point regulators have the option to assume control of the insurance company. The company action level RBC is 200% of the authorized control level and is the first point at which any action would be triggered. As of December 31, 2013, our total adjusted capital was $558.4 million, resulting in a RBC ratio of 499%, based on company action level capital of $111.8 million.

Our ability to pay dividends to the parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. At December 31, 2013, our statutory unassigned surplus was $359.0 million. The 2013 net gain from operations, which exceeds 10% of statutory surplus, was $93.3 million. We obtained approval from the Insurance Division prior to paying a $120.0 million extraordinary dividend during the third quarter of 2013 and will be required to obtain approval for any dividends paid prior to the fourth quarter of 2014.

11. Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products. This segment also includes investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments. Operating income for the three years ended December 31, 2013 represents net income excluding, as applicable, the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from year to year. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

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Financial Information Concerning our Operating Segments

	Year ended December 31,
	2013	2012	2011
	(Dollars in thousands)
Operating revenues:
Annuity	$196,504	$191,410	$182,637
Life Insurance	384,071	367,102	353,198
Corporate and Other	82,440	78,837	71,723
	663,015	637,349	607,558
Realized gains (losses) on investments (1)	16,039	1,826	(1,233)
Change in net unrealized gains/losses on derivatives (1)	(2,005)	1,778	(245)
Consolidated revenues	$677,049	$640,953	$606,080
Net investment income:
Annuity	$195,267	$190,630	$181,971
Life Insurance	139,256	137,325	135,395
Corporate and Other	32,736	29,387	24,623
	367,259	357,342	341,989
Change in net unrealized gains/losses on derivatives (A)	(2,005)	1,778	(245)
Consolidated net investment income	$365,254	$359,120	$341,744
Depreciation and amortization:
Annuity	$6,941	$8,492	$8,470
Life Insurance	18,915	26,262	14,923
Corporate and Other	936	(397)	4,575
	26,792	34,357	27,968
Realized gains/losses on investments (1)	972	1,200	663
Change in net unrealized gains/losses on derivatives (1)	–	–	(148)
Consolidated depreciation and amortization	$27,764	$35,557	$28,483
Pre-tax operating income:
Annuity	$61,784	$54,154	$56,845
Life Insurance	46,568	42,191	50,354
Corporate and Other	33,144	32,504	22,715
	141,496	128,849	129,914
Income taxes on operating income	(36,968)	(37,237)	(41,176)
Realized gains/losses on investments (1)	9,794	407	(1,233)
Change in net unrealized gains/losses on derivatives (1)	(1,102)	1,080	(66)
Consolidated net income attributable to Farm Bureau Life Insurance Company	$113,220	$93,099	$87,439

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Financial Information Concerning our Operating Segments – continued

	December 31,
	2013	2012
	(Dollars in thousands)
Assets:
Annuity	$3,779,977	$3,631,959
Life Insurance	2,790,668	2,614,071
Corporate and Other	1,550,708	1,563,568
	8,121,353	7,809,598
Unrealized gains in accumulated other comprehensive income (2)	187,415	442,427
Consolidated assets	$8,308,768	$8,252,025

(1)  Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, value of insurance in force acquired and income taxes attributable to these items.

(2)  Amounts are net adjustments for assumed changes in deferred acquisition costs and value of insurance in force acquired and deferred income taxes attributable to these items.

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill was allocated to the Annuity ($3.9 million) and Life Insurance ($6.1 million) segments at December 31, 2013 and 2012.

Premium Concentration by State

	Year ended December 31,
	2013	2012	2011
Life and annuity collected premiums:
Iowa	27.6%	28.7%	27.8%
Kansas	20.0	21.9	19.4
Oklahoma	7.7	7.3	8.8

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PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)(1)	All Financial Statements are included in either the Prospectus or the Statement of Additional Information, as indicated therein.

(2)	Financial Statement Schedules.(16)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

All required financial statements are included in Part B.
(b)	Exhibits

(1)	Certified resolution of the board of directors of Farm Bureau Life Insurance Company (the “Company”) establishing Farm Bureau Life Annuity Account (the “Account”).(3)

(2)	Not Applicable.

(3)	(a) Underwriting Agreement.(11)
(b) Paying Agent Agreement.(7)

(4)	(a) Contract Form.(1)
(b) Variable Settlement Agreement.(5)
(c) Incremental Death Benefit Rider.(6)

(5)	Contract Application.(2)

(6)	(a) Articles of Incorporation of the Company.(3)
(b) By-Laws of the Company.(3)

(7)	Not Applicable.

(8)	(a) Amended and Restated Participation agreement relating to EquiTrust Variable Insurance Series Fund.(10)

(a)(1) Administrative Services Agreement.(13)
(b) Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Funds.(11)
(b)(1) Amended and Restated Service Contract.(13)
(b)(2) Service Agreement.(13)
(c) Participation agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(4)
(c)(1) Amended Schedule to Participation Agreement.(8)
(c)(2) Amended Schedule to Participation Agreement.(11)
(d) Participation Agreement relating to American Century Funds.(8)
(d)(1) Amendment to Shareholder Services Agreement.(9)

(d)(2) Amendment to Participation Agreement.(11)
(d)(3) Amendment to Shareholder Services Agreement.(11)
(d)(4) Novation Agreement relating to American Century Investment Services, Inc. (12)
(e) Participation Agreement and Administrative Services Agreement relating to Dreyfus Variable Investment Fund and Dreyfus Socially Responsible Growth Fund.(8)
(e)(1) Amended Schedule to Participation Agreement and Distribution Agreement.(9)
(e)(2) Supplemental Agreement (Rule 22c-2).(10)
(e)(3) Amendment to Administrative Services Agreement.(11)
(e)(4) Amendment to Participation Agreement.(11)
(f) Participation Agreement relating to Federated Insurance Series Fund.(14)
(f)(1) First Addendum to Fund Participation Agreement.(14)
(g) Participation Agreement relating to Franklin Templeton Funds.(8)
(g)(1) Amendment to Participation Agreement.(11)
(g)(2) Amendment to Participation Agreement.(9)
(g)(3) Amendment to Participation Agreement.(11)
(g)(4) Amendment to Participation Agreement.(11)

(g)(5) Amendment to Participation Agreement.(15)

(h) Participation Agreement relating to JP Morgan Series Trust II.(8)
(h)(1) Amendment to Participation Agreement (Rule 22c-2).(10)
(h)(2) Amendment to Participation Agreement. (12)
(h)(3) Amendment to Supplemental Payment Agreement. (12)
(i) Participation Agreement relating to Summit Pinnacle Series.(8)
(i)(1) Amendment to Participation Agreement.(11)
(i)(2) Rule 12b-1 Agreement.(11)
(i)(3) Amendment to Administrative Services Agreement.(11)
(j)(1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(10)
(j)(2) American Century Shareholder Information Agreement (Rule 22c-2).(10)
(j)(3) Federated Shareholder Information Agreement (Rule 22c-2).(14)
(j)(4) Fidelity Shareholder Information Agreement (Rule 22c-2).(10)
(j)(5) Franklin Shareholder Information Agreement (Rule 22c-2).(10)
(j)(6) Summit Shareholder Information Agreement (Rule 22c-2).(10)

(9)	Opinion and Consent of David A. McNeill, Esquire.(16)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP. (16)
(b) Consent of Ernst & Young LLP.(16)
(c) Opinion and Consent of Carolyn Eddy Langenwalter, Illustration Actuary.(16)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Not Applicable.

(14)	Powers of Attorney.(16)

(1)	Incorporated herein by reference to Exhibit (4)(b) in Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.

(2)	Incorporated herein by reference to Exhibit (5)(b) in Post-Effective Amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on May 1, 1998.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 1999.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on February 23, 2000.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on February 23, 2001.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 26, 2001.

(8)

Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on September 27, 2001.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 29, 2005.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 2007.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 2008.

(12)	Incorporated herein by reference to Post Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 28, 2010.

(13)	Incorporated herein by reference to Post-Effective Amendment No.23 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 29, 2011.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 27, 2012.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 29, 2013.

(16)	Filed herein.

Item 25. Directors and Officers of the Company

Name and
Principal Business Address*	Positions and Offices
Steven L. Baccus	Director
James A. Holte	Director
Doyle Johannes	Director
Doug Gronau	Director
Robert A. Hanson	Director
Perry E. Livingston	Director
Thomas Buchanan	Director
Charles E. Norris	Director
Steve Nelson	Director
Kevin J. Paap	Director
Frank S. Priestley	Director
Kevin G. Rogers	Director
Calvin L. Rozenboom	Director
Philip J. Sundblad	Director
Scott E. VanderWal	Director
Michael S. White	Director
James M. Mcknight	Director
Craig D. Hill	Chairman and Director

Name and
Principal Business Address*	Positions and Offices
Leland J. Hogan	Vice Chairman and Director
James P. Brannen	Chief Executive Officer
Dennis J. Presnall	Senior Vice President and Secretary
John D. Currier, Jr.	Chief Operating Officer—Life Companies
Donald J. Seibel	Chief Financial Officer and Treasurer
Charles T. Happel	Chief Investment Officer
David A. McNeill	General Counsel and Assistant Secretary
Daniel D. Pitcher	Chief Operating Officer—Property Casualty Companies
D. Scott Stice	Chief Marketing Officer
Ray Wasilewski	Chief Administrative Officer
Jeff Heng	Chief Actuary—Life Companies
Lori Geadelmann	Vice President—Assistant General Counsel, Assistant Secretary and Corporate Compliance Officer
Brian Mamola	Vice President—Corporate Actuarial Appointed Actuary
Paul Grinvalds	Life Operations & Product Management Vice President
Lori K. Strottman	Vice President—Human Resources
Karl Olson	Vice President—Assistant General Counsel
Scott S. Shuck	Vice President—Marketing & Sales Services
Tony Aldridge	Vice President Accounting
Laura Kellen Beebe	Securities Vice President
Nancy Doll	Marketing Communications Vice President
Rich Duryea	Regional Vice President
Carolyn Eddy Langenwalter	Life Product Development & Pricing Vice President
Gary D. Harms	Vice President
Steven M. Knutzen	Life Sales Development Vice President
Danielle Kuhn	Accounting Vice President
Stan Bergstrom	Regional Vice President
Daniel Koster	Marketing Research and Analysis Vice President
Ron Mead	Personal Lines Vice President

Name and
Principal Business Address*	Positions and Offices
Mia Murdock	Regional Vice President
Jackie Marino	Life Underwriting Vice President—Governance and Chief Underwriter
David Merlo	Customer Marketing and Integration Vice President
Joel Jacobsen	Regional Vice President
Richard Murdock	Regional Vice President
Kenneth G. (Kip) Peters	Technical Services Vice President
Larry Riley	Regional Vice President
Robert J. Rummelhart	Investment Vice President
Herman Riva	Securities Vice President
Kristi Rojohn	Compliance Vice President
Janice K. Sewright	Vice President—Accounting
Douglas V. Shelton	Vice President—Tax & Corporate Planning
Christopher T. Shryack	Vice President—Life Sales
Roger PJ Soener	Investment Vice President, Real Estate
Ann VanSant	Agency Operations Vice President

*                 The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL-FINANCIAL GROUP, INC.

Ownership Chart

03/31/2014

Item 27. Number of Contract Owners

As of April 9, 2014, there were 3,785 Qualified Contract Owners and 1,245 Non-Qualified Contract Owners.

Item 28. Indemnification

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) FBL Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Variable Account, and the separate accounts of EquiTrust Life Insurance Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of FBL Marketing Services, LLC

Name and
Principal Business Address*	Positions and Offices
Chris Shryack	President
James P. Brannen	Chief Executive Officer
Don Seibel	Chief Financial Officer and Treasurer
Dan Pitcher	Executive Vice President
David A. McNeill	General Counsel
Charles T. Happel	Chief Investment Officer
Cy Winters	Vice President—Distribution Strategy
Lori Geadelmann	Vice President — Assistant General Counsel and Corporate Compliance Officer
Kristi Rojohn	Compliance Vice President & Secretary
Deborah K. Peters	Chief Compliance Officer, Broker/Dealer Compliance Vice President
Tony Aldridge	Accounting Vice President
Clint May	Counsel
Jennifer Morgan	Assistant Secretary
Erika Horstmann	Assistant Secretary
Sara Tamisiea	Assistant Secretary
Kari St. Clair	Indiana OSJ Principal

*                 The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c)          Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

	Net Underwriting
Name of Principal	Discounts and	Compensation on	Brokerage
Underwriter	Commissions	Redemption	Commissions	Compensation*
FBL Marketing Services, Inc.	$672,163	NA	NA	$33,609

*                 Registered representative fees.

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 31. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either: (i) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 25th day of April, 2014.

FARM BUREAU LIFE ANNUITY ACCOUNT
(Registrant)

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman

By:	FARM BUREAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman, Farm Bureau Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Craig D. Hill	Chairman and Director	April 25, 2014
Craig D. Hill	[Principal Executive Officer]

/s/ Donald J. Seibel	Chief Financial Officer and	April 25, 2014
Donald J. Seibel	Treasurer
[Principal Financial and
Accounting Officer]

*	Director	April 25, 2014
Steven L. Baccus

*	Director	April 25, 2014
Doug Gronau

*	Vice Chairman and Director	April 25, 2014
Leland J. Hogan

*	Director	April 25, 2014
James A. Holte

Signature	Title	Date

*	Director	April 25, 2014
Robert A. Hanson

*	Director	April 25, 2014
Doyle Johannes

*	Director	April 25, 2014
Perry E. Livingston

*	Director	April 25, 2014
James M. McKnight

*	Director	April 25, 2014
Charles E. Norris

*	Director	April 25, 2014
Steve Nelson

*	Director	April 25, 2014
Kevin J. Paap

*	Director	April 25, 2014
Frank S. Priestley

*	Director	April 25, 2014
Kevin G. Rogers

*	Director	April 25, 2014
Calvin L. Rozenboom

*	Director	April 25, 2014
Philip J. Sundblad

*	Director	April 25, 2014
Scott E. VanderWal

*	Director	April 25, 2014
Michael S. White

*By:	/s/ David A. McNeill
David A. McNeill
Attorney-In-Fact,
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

(a)(2)	Financial Statement Schedules.

(9)	Opinion and Consent of David A. McNeill, Esquire.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP.

(10)(b)	Consent of Ernst & Young LLP.

(10)(c)	Consent of Carolyn Eddy Langenwalter, Illustration Actuary.

(14)	Powers of Attorney.